UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Illumina, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April     , 2022

Notice of Annual Meeting and Proxy Statement

Date:	May 26, 2022
Time:	9:00 a.m. (Pacific time)

This year’s annual meeting will be a completely virtual meeting of stockholders.

To participate, vote, or submit questions 15 minutes before and during the annual meeting via live webcast, please visit: www.virtualshareholdermeeting.com/ilmn2022. There will not be a physical location for the annual meeting.

The agenda for this year’s annual meeting includes the following items:

1.	Elect the nine nominees named in the proxy statement to our Board of Directors;

2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023;

3.	Hold an advisory vote to approve the compensation provided to the “named executive officers” as disclosed in the proxy statement;

4.	Hold an advisory vote on a stockholder proposal regarding the right of stockholders to call special meetings;

5.	Hold a vote to approve an amendment and restatement of our Certificate of Incorporation to permit stockholders to call special meetings; and

6.	Transact such other business as may properly come before the meeting and any adjournment or postponement.

Stockholders as of the record date of March 31, 2022, are entitled to notice of and to vote on the matters listed in the proxy statement.

By Order of the Board of Directors,

CHARLES E. DADSWELL

General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 26, 2022: The proxy statement and annual report to Stockholders are available at www.proxyvote.com.

You can vote in one of three ways prior to the meeting:
VIA THE INTERNET. You may vote at www.proxyvote.com, 24 hours a day, seven days a week, prior to 11:59 p.m. (Eastern time) on May 25, 2022.
BY TELEPHONE. You may vote using a touch-tone telephone by calling: 1-800-690-6903, 24 hours a day, seven days a week, prior to 11:59 p.m. (Eastern time) on May 25, 2022.

BY MAIL. If you received printed proxy materials, you may submit your vote by completing, signing, and dating each proxy card received and returning it in the prepaid envelope to be received no later than May 25, 2022.

Illumina: Our Story

Genomics Saves Lives

In 2003, an international effort completed the first mapping of a human genome. Countless genomic discoveries and clinical insights have followed over the past 19 years. These have saved lives and begun to redefine how medicine is practiced:

•  Companion diagnostics with genetic biomarkers are helping match cancer patients with the best treatment for them.

•  New, noninvasive technologies, such as noninvasive prenatal testing and liquid biopsy, are redefining how diseases can be detected, treated, and monitored.

•   Clinical whole genome sequencing is ending diagnostic odysseys for children with rare and undiagnosed diseases.

What Sets Illumina Apart

We at Illumina are leaders in this space.

•  Our technologies are industry-leading in terms of accuracy, scalability, and reliability.

•   In an era in which many medical costs are rising, we are making medical advances more available to everyone by reducing the cost of sequencing, first to $10,000 per genome with the introduction of the HiSeq 2000, then to $1,000 per genome with the HiSeq X, and now with a path to $100 per genome.

What sets Illumina apart is our people. Illumina’s mission-driven and customer-centric culture attracts and motivates our talented teams to relentlessly give their best. Our human capital is critical to our ability to innovate, and operate responsibly, sustainably and profitably.

Innovation is in our DNA

Our mission to improve human health by unlocking the power of the genome drives every decision we make. This means enabling our customers to be able to read, understand, and translate genetic variants into actionable insights. Whether it’s developing new custom arrays or launching a new instrument, we will continue to innovate by making our solutions increasingly simple, more accessible, and always reliable.

At the Very Beginning

Today, less than 0.01% of species have been sequenced and less than 1% of variants in the human genome have been characterized. The need and demand for more next-generation sequencing technologies and solutions is only growing. Every answer leads to another set of unknowns, and our journey to unlock the power of the genome has only begun.

Together, with our customers and partners, we are turning today’s impossible into the possible.

Illumina, Inc. 2022 Proxy Statement  •  1

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.

GENERAL INFORMATION

Meeting: Annual Meeting of Stockholders

Date: Thursday, May 26, 2022

Time: 9:00 a.m. (Pacific time)

Location: Internet webcast only at:

www.virtualshareholdermeeting.com/
ilmn2022.

There will not be a physical location for the annual meeting. See “How may I attend and participate in the annual meeting?” on page 71

Record Date: March 31, 2022

Stock Symbol: ILMN

Exchange: The Nasdaq Global Select Market

Common Stock Outstanding: 157,075,455 as of February 28, 2022

Registrar & Transfer Agent: Computershare

State of Incorporation: Delaware

Year of Incorporation: 1998 in California; 2000 reincorporated in Delaware

Public Company Since: 2000

Corporate Headquarters: 5200 Illumina Way, San Diego, California 92122

Corporate Website: www.illumina.com

Investor Relations Website: investor.illumina.com

CORPORATE GOVERNANCE

Director Nominees: 9

•  John W. Thompson (independent)

•  Francis A. deSouza (employee)

•  Frances Arnold, Ph.D. (independent)

•  Caroline D. Dorsa (independent)

•  Robert S. Epstein, M.D. (independent)

•  Scott Gottlieb, M.D. (independent)

•  Gary S. Guthart, Ph.D. (independent)

•  Philip W. Schiller (independent)

•  Susan E. Siegel (independent)

Director Term: Nominated directors will serve for one year.

Director Election Standard: Majority voting standard for uncontested elections

Term Limits: None

Board Meetings in 2021: 14

All Directors Attended at Least 75% of Board and Committee Meetings: Yes

Standing Board Committees (meetings in 2021):

•  Audit (11)

•  Compensation (7)

•  Nominating/Corporate Governance (4)

•  Science and Technology (4)

Stockholder Rights Plan: No

Proxy Access Right for Stockholders to Include Director Nominees in Proxy Statement: Yes

Political Contributions Policy: Yes

2  •  Illumina, Inc. 2022 Proxy Statement

EXECUTIVE COMPENSATION

CEO: Francis A. deSouza (age 51; CEO since 2016)

CEO 2021 Total Direct Compensation:

•  Salary: $1,088,462

•  Annual Performance Cash Incentive: $2,227,500

•  Long-Term Incentives: $11,000,700

•  All Other Compensation: $16,972

CEO Employment Agreement: No

Change-in-Control Agreement: Yes (double trigger)

Stock Ownership Guidelines: Yes

Hedging Policy: Yes

Clawback Policy: Yes

ITEMS TO BE VOTED ON

1.  The election of the nine nominees named in this proxy statement.

•  Board recommendation: FOR Each Nominee

2.  Ratification of appointment of independent registered public accounting firm

•  Board recommendation: FOR

3.  Advisory vote to approve compensation provided to the named executive officers as disclosed in this proxy statement

•  Board recommendation: FOR

4.  Advisory vote on a stockholder proposal regarding the right of stockholders to call special meetings

•  Board recommendation: AGAINST

5.  Vote to approve an amendment and restatement of our Certificate of Incorporation to permit stockholders to call special meetings

•  Board recommendation: FOR

Illumina, Inc. 2022 Proxy Statement  •  3

Who We Are

Information about the Board

The following table sets forth the names, ages, standing committee assignments, and positions of our directors as of April      , 2022.

Name	Age	Position with the Company	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee	Science and Technology Committee	Other Public Company Boards

John W. Thompson	72	Chair					1

Francis A. deSouza	51	CEO					1

Frances Arnold, Ph.D.	65	Director					1

Caroline D. Dorsa	62	Director					3

Robert S. Epstein, M.D.	66	Director					2

Scott Gottlieb, M.D.	49	Director					1

Gary S. Guthart, Ph.D.	56	Director					1

Philip W. Schiller	61	Director					0

Susan E. Siegel	61	Director					2

Number of Meetings in 2021			11	7	4	4

  Chair       Member       Audit Committee Financial Expert (for purposes of Section 407 of Sarbanes-Oxley Act)

The following figures reflect the independence status and tenure of our Board as of April    , 2022:

4  •  Illumina, Inc. 2022 Proxy Statement

The following table summarizes certain demographic information about our Board as of April     , 2022:

Board Diversity Matrix

Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender Identity
Directors	3	6	0	0

Demographic Background

African American or Black	0	2	0	0

Alaskan Native or Native American	0	0	0	0

Asian	1	1	0	0

Hispanic or Latinx	0	0	0	0

Native Hawaiian or Pacific Islander	0	0	0	0

White	2	4	0	0

Two or More Races or Ethnicities	0	1	0	0

LGBTQ+	0

Did Not Disclose Demographic Background	0

Illumina, Inc. 2022 Proxy Statement  •  5

Frances Arnold, Ph.D. Profile Nobel Laureate Director since 2016 Age: 65 Board Committees Nominating/Corporate Governance Science and Technology (Chair)	Career Highlights

●  Linus Pauling Prof. of Chemical Engineering, Biochemistry and Bioengineering at the California Institute of Technology, Director of the Donna & Benjamin M. Rosen Bioengineering Center at Caltech

●  Co-Founder at Gevo, Inc. (2005), Provivi, Inc. (2014), and Aralez Bio (2019)

Other Public Board Service
● Alphabet, Inc. (since 2019)
Additional Non-Public Board Service
● Altos Labs (since 2021) ● National Resilience, Inc. (since 2020) ● Generate Biomedicines (since 2019) ● Aralez Bio (since 2019) ● Provivi, Inc. (since 2014)
Awards and Memberships

●  Nobel Prize in Chemistry (2018)

●  Millennium Technology Prize (2016)

●  Inducted into U.S. National Inventors Hall of Fame (2014)

●  US National Medal of Technology and Innovation (2013)

●  Charles Stark Draper Prize of U.S. National Academy of Engineering (2011)

●  Elected member of U.S. National Academies of Science, Medicine, and Engineering, the American Academy of Arts and Sciences, and the American Philosophical Society

●  Appointed a member of the Pontifical Academy of Sciences

Education
● B.S. in Mechanical and Aerospace Engineering from Princeton University ● Ph.D. in Chemical Engineering from the University of California, Berkeley
Also...

●  Co-Chair, Presidential Council of Advisors on Science & Technology

●  Chair, Advisory Panel, Fellowships in Science & Engineering, David and Lucile Packard Foundation

●  Vice-Chair, Board of Trustees, Gordon Research Conferences

In selecting Dr. Arnold as a nominee for election to the Board of Directors, the Board considered, among other things, Dr. Arnold’s scientific and technical expertise in biological engineering. Our continued growth is dependent on scientific and technical advances, and the Board believes that Dr. Arnold offers strategic and technical insight into the risks and opportunities associated with our business. Dr. Arnold’s academic and research experience provides valuable insight into the needs of our customers and the opportunities associated with serving the research market.

6  •  Illumina, Inc. 2022 Proxy Statement

Francis A. deSouza Chief Executive Officer Profile Director since 2014 Chief Executive Officer since 2016 President from 2013 until 2016 Age: 51	Career Highlights

●  Chief Executive Officer of Illumina since July 2016, and President from December 2013 through July 2016

●  President of Products and Services at Symantec Corporation from 2011 to 2013, and Senior Vice President of Enterprise Security Group from 2009 to 2011 (2009 – 2013)

●  Founder and CEO of IMlogic, Inc. from 2001 until it was acquired by Symantec (2001 – 2006)

●  Product Unit Manager of Real-time Collaboration Group at Microsoft Corporation (1998 – 2001)

●  Co-founder and CEO of Flash Communications from 1997 until it was acquired by Microsoft (1997 – 1998)

Other Public Board Service
● The Walt Disney Company (since 2018) ● Citrix Systems, Inc. (2014 – 2016)
Education
● B.S. in Electrical Engineering and Computer Science from Massachusetts Institute of Technology ● M.S. from Massachusetts Institute of Technology
Also...
● Glassdoor Top 100 CEOs (2018 and 2019) ● #10 on Fortune’s 2018 Businessperson of the Year ● Silicon Valley 40 Under 40

In selecting Mr. deSouza as a nominee for election to the Board of Directors, the Board considered, among other things, Mr. deSouza’s experience as our CEO and his extensive experience with entrepreneurial companies experiencing rapid growth and maturation. The Board of Directors believes that Mr. deSouza’s experience directly managing a growing portfolio of products and services contributes to the Board’s understanding of the risks and opportunities faced by a rapidly growing global business, such as Illumina, as it develops and introduces an increasing number of products and services. In addition, Mr. deSouza is the lead representative of management on the Board, whose views are critical to the Board’s overall perspective.

Illumina, Inc. 2022 Proxy Statement  •  7

Caroline D. Dorsa Profile Director since 2017 Financial Expert Age: 62 Board Committees Audit (Chair) Compensation	Career Highlights

●  Executive Vice President and Chief Financial Officer at Public Service Enterprise Group, Inc. (2009 – 2015)

●  Senior Vice President of Global Human Health, Strategy and Integration at Merck & Co., Inc. (2008 – 2009)

●  Senior Vice President and Chief Financial Officer at Gilead Sciences, Inc. (2007 – 2008)

●  Senior Vice President and Chief Financial Officer at Avaya, Inc. (2007)

●  Various financial and operational positions at Merck & Co., Inc. including Vice President and Treasurer (1987 –2007)

Other Public Board Service

●  Biogen, Inc. (since 2010)

●  Intellia Therapeutics, Inc (since 2015)

●  Duke Energy Corporation (since 2021)

●  Goldman Sachs ETF Trust, the Goldman Sachs MLP and Energy Renaissance Fund, and the Goldman Sachs MLP Income Opportunities Fund, investment funds within the Goldman Sachs fund complex (2016 – 2021)

●  Public Service Enterprise Group, Inc. (2003 – 2009)

Additional Non-Public Board Service
● Founding board member and current board member emeritus, Institute for Advanced Clinical Trials for Children (since 2016) ● Board member of Junior Achievement of New Jersey (2009 – 2015)
Education
● B.A. in History from Colgate University ● MBA in Finance and Accounting from Columbia University

In selecting Ms. Dorsa as a nominee for election to the Board of Directors, the Board considered, among other things, Ms. Dorsa’s significant financial and accounting expertise and deep knowledge of clinical markets. As our technology and products are increasingly utilized in clinical settings, Ms. Dorsa’s experience will contribute to the Board’s understanding of these markets and the risks and opportunities associated with operating in markets regulated by the U.S. Food and Drug Administration (“FDA”). In addition, Ms. Dorsa is an audit committee financial expert under applicable US Securities and Exchange Commission (“SEC”) rules.

8  •  Illumina, Inc. 2022 Proxy Statement

Robert S. Epstein, M.D. Profile Director since 2012 Age: 66 Board Committees Compensation Nominating/Corporate Governance (Chair)	Career Highlights

●  CEO & Co-founder of Epstein Health LLC, a strategic advisory firm servicing private equity investors and companies in the field of healthcare technology innovation (since 2012)

●  Former President of Medco-UBC, a 2,400-employee global pharmaceutical services company focused on market access and personalized medicine solutions (2010 – 2012)

Other Public Board Service
● Fate Therapeutics, Inc. (since 2014) ● Veracyte, Inc. (since 2015)
Additional Non-Public Board Service

●  Proteus Digital Health (since 2013)

●  Chairman, Decipher Biosciences (2019 – 2021)

●  Managing Director, Biologics and Biosimilars Collective Intelligence Consortium (since 2017)

●  Former President of the International Society of Pharmacoeconomics and Outcomes Research (1998 – 1999)

Education

●  B.S. in Biomedical Science and M.D. from the University of Michigan (6-year program)

●  M.S. in Preventative Medicine from the University of Maryland

●  Chief Resident, Epidemiology and Preventative Medicine Program (1987 – 1988)

Also...

●  Fortune magazine ranked Medco as #3 most innovative companies (behind Apple and Nike) for Dr. Epstein’s work in promulgating personalized medicine testing

●  Hosted a webcast show called “On Call with Dr. Rob,” which won two Telly Awards

In selecting Dr. Epstein as a nominee for election to the Board of Directors, the Board considered, among other things, Dr. Epstein’s in-depth experience and practical knowledge of how molecular diagnostic tests are reimbursed, and the issues raised by payors and other evidentiary authorities. As our technology and products are increasingly utilized in clinical settings, Dr. Epstein’s experience contributes to the Board’s understanding of these markets, our products’ diagnostic uses, and the risks and opportunities associated with operating in markets regulated by the FDA and elsewhere. Dr. Epstein has published more than 100 peer-reviewed medical articles and book chapters and serves as a reviewer for several influential medical journal.

Illumina, Inc. 2022 Proxy Statement  •  9

Scott Gottlieb, M.D. Profile Former FDA Commissioner Director since 2020 Age: 49 Board Committees Nominating/Corporate Governance	Career Highlights

●  Special Partner at New Enterprise Associates and resident fellow at American Enterprise Institute for Public Policy Research (“AEI”) (since 2019)

●  23rd Commissioner of the FDA (2017 – 2019)

●  Previously held several roles in the public and private sectors including serving as Venture Partner at New Enterprise Associates (2007 – 2017)

●  FDA Deputy Commissioner for Medical and Scientific Affairs (2005 – 2007)

●  Senior Advisor for Medical Technology to the FDA Commissioner (2003 – 2004)

Other Public Board Service
● Pfizer Inc. (since 2019)
Additional Non-Public Board Service
● National Resilience, Inc. (since 2020) ● Aetion, Inc (since 2019) ● Tempus Labs (since 2019) ● Mount Sinai Medical System
Education
● B.A. in Economics from Wesleyan University ● M.D. from Mount Sinai School of Medicine of New York University
Also...

●  Resident fellow at AEI, a public policy think tank

●  Columnist, Wall Street Journal

●  Contributor to CNBC and CBS Face the Nation

●  Advised the states of Massachusetts, Maryland, and Montana on the Covid response as a member of state advisory boards

In selecting Dr. Gottlieb as a nominee, the Board considered, among other things, Dr. Gottlieb’s extensive clinical, policy, and investment expertise, including his experience as FDA Commissioner from 2017-2019. As our growth continues to become more dependent on clinically approved products, Dr. Gottlieb’s experience will contribute to the Board’s deeper understanding of the risks and opportunities associated with offering FDA-regulated products.

10  •  Illumina, Inc. 2022 Proxy Statement

Gary S. Guthart, Ph.D. Profile Director since 2017 Age: 56 Board Committees Compensation (Chair) Science and Technology	Career Highlights

●  Chief Executive Officer at Intuitive Surgical since 2010; President (2007 – Present); Chief Operating Officer (2006 – 2007); Vice President of Engineering (2002 – 2006); Other roles (1996 – 2002)

●  Member of core team developing foundational technology for computer-enhanced surgery at SRI International (1992 –1996)

●  Member of human factors research lab at NASA (early career)

Other Public Board Service
● Intuitive Surgical, Inc. (since 2009) ● Affymetrix, Inc. (2009 – 2016)
Education
● B.S. in Engineering from the University of California, Berkeley ● M.S. and Ph.D. in Engineering Science from the California Institute of Technology
Also...

●  Member of the board of the Silicon Valley Leadership Group, a public policy association in Northern California (since 2020)

●  Co-inventor on more than 50 patents at Intuitive Surgical

●  #9 Glassdoor Top 100 CEOs (2019)

●  #19 Fortune’s Businessperson of the Year (2019)

●  #51 Intuitive rank, Drucker Institute’s Management Top 250 (2019)

In selecting Dr. Guthart as a nominee for election to the Board of Directors, the Board considered, among other things, his deep business, operating, financial, and scientific experience as an executive and CEO of a public life sciences company. The Board of Directors believes that Dr. Guthart’s leadership experience as the CEO of a public life sciences and technology company in complex, high growth markets will provide valuable perspective to the Board and the Company’s strategic planning and business development efforts.

Illumina, Inc. 2022 Proxy Statement  •  11

Philip W. Schiller Profile Director since 2016 Age: 61 Board Committees Nominating/Corporate Governance Science and Technology	Career Highlights

●  Apple Fellow at Apple, reporting to CEO Tim Cook and leading the App Store and Apple Events (since 2021)

●  Senior Vice President of Worldwide Marketing at Apple, and a member Apple’s executive team responsible for the company’s product marketing, developer relations, business marketing, education marketing, international marketing, and App Store programs (2002 – 2021)

●  Vice President of Product Marketing at Macromedia, Inc. (1995 – 1997)

●  Director of Product Marketing at FirePower Systems, Inc. (1993 – 1995)

Additional Non-Public Board Service
● Board of Trustees, Bowdoin College (since 2019) ● Board of Trustees, Boston College (2010 – 2019)
Education
● B.S. in Biology from Boston College
Also...
● Listed in Forbes “The World’s Most Influential Chief Marketing Officers” every year between 2012 and 2020

In selecting Mr. Schiller as a nominee for election to the Board of Directors, the Board considered, among other things, his track record and global experience in bringing world class products to market. The Board of Directors believes that Mr. Schiller’s marketing expertise will provide the Company and the Board with important insights into communicating the benefits of the Company’s products and technology to customers and other stakeholders. Mr. Schiller’s extensive senior management experience in one of the world’s leading consumer technology companies, particularly in key marketing positions, provides the appropriate skills to serve on our Board of Directors.

12  •  Illumina, Inc. 2022 Proxy Statement

Susan E. Siegel Profile Director since 2019 Financial Expert Age: 61 Board Committees Audit	Career Highlights

●  Martin Trust Center for MIT Entrepreneurship, Lecturer (since 2019)

●  Former Chief Innovation Officer of General Electric (GE) and CEO of GE Business Innovations (GE’s growth and innovation business), and CEO of GE Ventures (subsumed into Chief Innovation Officer role) (2012 – 2019)

●  General Partner, Mohr Davidow Ventures (2006 – 2012)

●  President of Affymetrix, Inc. (1998 – 2006)

Other Public Board Service
● Nevro Corp. (since 2020) ● Align Technology, Inc. (since 2017) ● Pacific Biosciences of California, Inc. (2006 – 2012) ● Affymetrix, Inc. (2000 – 2006)
Additional Non-Public Board Service
● MIT’s The Engine (since 2016) ● Co-Chair, Stanford Medicine Board of Fellows (since 2017) ● Kaiser Family Foundation (since 2019)
Education
● B.S. in Biology from University of Puerto Rico ● M.S. in Biochemistry and Molecular Biology from Boston University Medical School
Also...

●  Lifetime Achievement Award, Global Corporate Venturing (2020) and named to its Powerlist (2015 – 2019)

●  Fortune’s “34 Leaders Who are Changing Healthcare” (2017)

●  “100 of the Most Influential Women in Silicon Valley,” Silicon Valley Business Journal (2006)

●  Henry Crown Fellow, The Aspen Institute

●  Featured in Multipliers: How the Best Leaders Make Everyone Smarter

In selecting Ms. Siegel as a nominee for election to the Board of Directors, the Board considered, among other things, Ms. Siegel’s extensive experience leading and growing biotechnology companies and driving innovation as well as her knowledge of genomics markets and technology greatly contributes to the Board’s understanding of our customers, technology roadmap, and the needs of our business. Ms. Siegel was a founding representative board member of NIH’s National Center for Advancing Translational Sciences and served on President Obama’s Precision Medicine Initiative Working Group.

Illumina, Inc. 2022 Proxy Statement  •  13

John W. Thompson Chair of the Board Profile Director since 2017 Financial Expert Age: 72 Board Committees Audit	Career Highlights

●  Venture Partner, Lightspeed Ventures (since 2018)

●  Lead Independent Director of Microsoft Corporation (since 2021; Independent Board Chair 2014 – 2021)

●  Chief Executive Officer of Virtual Instruments from 2010 until it merged with Load Dynamix (2010 – 2016)

●  Chairman & Chief Executive Officer of Symantec (1999 – 2009)

●  Held leadership positions in sales, marketing, and software development at IBM, including General Manager of IBM Americas (1971 – 1999)

Other Public Board Service
● Microsoft Corporation (since 2012) ● Symantec Corporation (1999 – 2011) ● Seagate Technologies (2000 – 2012) ● UPS (1998 – 2010) ● Fortune Brands (1997 – 1999)
Additional Non-Public Board Service
● Seismic Software (since 2019) ● Rubrik (since 2018) ● Wetlands America Trust (since 2005) ● Teach for America (2000 – 2006)
Education
● B.A. in Business Administration from Florida A&M University ● MBA from MIT Sloan School of Management
Also...
● President’s Infrastructure Advisory Committee (2001 – 2006) ● Financial Crisis Inquiry Committee (2009 – 2011)

In selecting Mr. Thompson as a nominee for election to the Board of Directors, the Board considered, among other things, Mr. Thompson extensive technology leadership experience, including as a CEO at Symantec and Virtual Instruments, and Chairman of the Board at Microsoft. In addition, he has served on a wide range of company boards, both public and private. The Board believes his depth and breadth of knowledge in technology, other private sector industries, and the public sector greatly contribute to the Board’s strategic leadership of the Company. Mr. Thompson is an audit committee financial expert under applicable SEC rules.

14  •  Illumina, Inc. 2022 Proxy Statement

How We Are Selected and Evaluated

Criteria for Board Membership

The Board of Directors has delegated to the Nominating/Corporate Governance Committee the responsibility for reviewing and recommending to the Board nominees for Board membership. In accordance with our Corporate Governance Guidelines, the Nominating/Corporate Governance Committee, in evaluating Board candidates, considers factors such as, among others, depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, and willingness to devote adequate time to Board duties, all in the context of an assessment of the needs of the Board at the time. The Nominating/Corporate Governance Committee seeks to ensure that at least a majority of directors are independent under Nasdaq listing standards; that members of our Audit Committee meet the financial literacy and sophistication requirements under Nasdaq listing standards; that at least one of the members of our Audit Committee qualifies as an “audit committee financial expert” under the rules of the SEC; and that each member of our Compensation Committee is “independent” as defined under Nasdaq listing standards, a “non-employee director” under SEC rules and an “outside director” under the Internal Revenue Code of 1986 (“Code”) rules.

The Nominating/Corporate Governance Committee’s objective is to maintain a Board comprised of individuals of the highest personal character, integrity, and ethical standards, and that reflects a range of professional backgrounds and skills relevant to our business. For each of the nominees to the Board, the biographies shown above highlight the experiences and qualifications that the Nominating/Corporate Governance Committee viewed as being among the most important in concluding that the nominee should serve as a director. The Nominating/Corporate Governance Committee considers diversity to be one of many factors in identifying nominees for director, including personal characteristics such as race and gender, as well as diversity in the experience and skills that contribute to the Board’s performance of its responsibilities in the oversight of a complex and highly-competitive, science and clinically focused, global business. The Nominating/Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees or dispositive in any specific instance.

Process for Identifying and Evaluating Nominees

The Nominating/Corporate Governance Committee believes we are well served by our current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating/Corporate Governance Committee will re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating/Corporate Governance Committee may seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. In addition, from time to time the Board may seek to expand by appointing new Board members with special skills or experience relevant and useful to us at our

Illumina, Inc. 2022 Proxy Statement  •  15

particular stage of development. The Board also actively searches and evaluates whether new members would be beneficial to the Board in enhancing its diversity, experience or skill set. Director candidates are selected based on input from members of our Board of Directors, our senior management, and, if the Nominating/Corporate Governance Committee deems appropriate, a third-party search firm. The Nominating/Corporate Governance Committee evaluates each candidate’s qualifications and checks relevant references; in addition, such candidates are interviewed by members of the Nominating/Corporate Governance Committee. Candidates meriting serious consideration meet with each member of the Board of Directors. Based on this input, the Nominating/Corporate Governance Committee would evaluate which of the prospective candidates is qualified to serve as a director and whether it should recommend to the Board that such candidate be appointed to fill a current vacancy on the Board or presented for the approval of the stockholders, as appropriate.

Stockholder Nominees

The Nominating/Corporate Governance Committee will consider written proposals from stockholders for nominees for director under the same criteria described above but, based on those criteria, may not necessarily recommend those nominees to the Board of Directors if they are not considered suitable or do not add distinct skills or perspectives to our Board. Any such nominations should be submitted to the Nominating/Corporate Governance Committee, via the attention of our Corporate Secretary, and should include the following information:

•

all information relating to such nominee that is required to be disclosed pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) (including such person’s written consent to a background check, to being named in the proxy statement as a nominee, and to serving as a director, if elected);

•	the names and addresses of the stockholder(s) making the nomination and the number of shares of our common stock that are owned beneficially and of record by such stockholder(s); and

•

appropriate biographical information and a statement as to the qualification of the nominee, including the specific experience, qualifications, attributes, or skills of the nominee, demonstrating the relevance and usefulness to our Company of such experience, qualifications, attributes, or skills at our particular stage of development.

Nominations should be submitted in the timeframe described in our bylaws and under the caption “Stockholder Proposals for our 2023 Annual Meeting” on page 80.

Proxy Access

Our bylaws permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding capital stock continuously for at least three years, to nominate and include in the Company’s proxy materials the greater of two directors or 20% of the number of directors currently serving on the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the bylaws.

16  •  Illumina, Inc. 2022 Proxy Statement

How We Are Organized

Board of Directors

Our business is managed under the direction of our Board of Directors. As of 2019, our Amended and Restated Certificate of Incorporation, which we refer to as our Certificate of Incorporation, and bylaws provide for the complete declassification of our Board of Directors by 2022. This year all nine of our directors are standing for election to a one-year term. The Board has determined that a majority of the members of the Board, specifically Dr. Arnold, Ms. Dorsa, Dr. Epstein, Dr. Gottlieb, Dr. Guthart, Mr. Schiller, Ms. Siegel, and Mr. Thompson, are independent directors under the Nasdaq listing standards.

The Board typically holds executive sessions of the non-employee directors following each regularly scheduled in-person meeting of the Board of Directors. At its meetings during the fiscal year ended January 2, 2022 (“fiscal 2021”), the Board of Directors regularly met in executive sessions of non-employee directors.

The Board of Directors has adopted Corporate Governance Guidelines, which outline the Company’s significant corporate governance policies and procedures. These guidelines can be viewed on our website at investor.illumina.com under “Governance.” The Board of Directors meets regularly to review significant developments affecting the Company and to act on matters requiring the Board of Directors’ approval. The Board of Directors held 14 meetings during fiscal 2021. Board members are requested to make attendance at Board and Board committee meetings a priority, to come to meetings prepared, having read any materials provided to the Board of Directors prior to the meeting, and to participate actively in the meetings.

Corporate Governance

The Board of Directors and our management believe that good corporate governance is an important component in enhancing investor confidence in the Company and increasing stockholder value. The imperative to continue to develop and implement best practices throughout our corporate governance structure is fundamental to our strategy to enhance performance by creating an environment that increases operational efficiency and encourages long-term productivity and growth.

Sound corporate governance practices also ensure alignment with stockholder interests by promoting fairness, transparency, and accountability in business activities among employees, management, and the Board of Directors.

We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives, including our Corporate Governance Guidelines, Code of Conduct, and charters for each of the committees of the Board of Directors, including the Audit Committee, the Compensation Committee, the Nominating/Corporate Governance Committee, and the Science and Technology Committee. The corporate governance page can be found on our website at investor.illumina.com under “Governance” and then “Board of Directors.”

Illumina, Inc. 2022 Proxy Statement  •  17

Term Limits

As of November 2021, the Company does not require its directors to retire after a predetermined number of years of service. Our Board recognizes that significant experience as a member of our Board is valuable to providing strategic direction, and it has determined that imposing an arbitrary tenure limit is not in the best interests of the Company.

Board Leadership Structure

Our Board leadership structure currently consists of a Chair of the Board and four independent committee chairs. As of the date of our 2021 annual meeting of stockholders, Mr. Thompson became the Chair of the Board. Our CEO also serves as a member of the Board. Under the leadership and guidance of the Nominating/Corporate Governance Committee, we routinely assess the Board evaluation process. To support effective corporate governance, the Board delegates important responsibilities and risk oversight functions to its committees, which report on their activities to the Board. For additional information please see “Committees of the Board of Directors” and “The Board’s Role in Risk Oversight” in this proxy statement.

Committees of the Board of Directors

The Board of Directors has four standing committees to facilitate and assist the Board in the execution of its responsibilities. These committees are currently the Audit Committee, the Compensation Committee, the Nominating/Corporate Governance Committee, and the Science and Technology Committee. All of the committees are composed solely of non-employee, independent directors. Charters for each committee are available on our website at www.illumina.com/company/about-us/board-of-directors.html under “Committee Composition.”

Audit Committee

Purpose	• Oversee the Company’s accounting and financial reporting processes, including internal control over financial reporting and audits of its financial statements
Responsibilities

•   Ensure the integrity of the Company’s financial statements and disclosures

•   Review and confirm the independent auditor’s qualifications and independence

•   Monitor the performance of the Company’s internal audit function and independent registered public accounting firm

•    Evaluate the adequacy and effectiveness of the Company’s internal controls

•    Oversee the Company’s compliance with legal and regulatory requirements

•   Supervise the processes utilized by management for identifying, evaluating, and mitigating strategic, financial, operational, regulatory, compliance, litigation, information security, and external risks inherent in the Company’s business

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The Board of Directors has unanimously determined that all Audit Committee members satisfy the additional independence requirements that apply to Audit Committee members under Nasdaq listing standards and SEC rules and regulations, are financially literate under Nasdaq listing standards and SEC rules and regulations, and at least one member has financial sophistication required under Nasdaq listing standards and SEC rules and regulations. In addition, the Board of Directors has unanimously determined that each Audit Committee member qualifies as an “audit committee financial expert” under SEC rules and regulations. Designation as an “audit committee financial expert” is an SEC disclosure requirement and does not impose any additional duties, obligations, or liability on any person so designated.

Compensation Committee

Purpose

•   Discharge the Board’s duties and responsibilities relating to compensation of our directors and executive officers, employees and consultants

•   Oversee the design and management of our equity and other compensation plans

Responsibilities

•    Report annually to our stockholders on executive compensation matters

•   Administer our equity and other compensation plans

•   Recommend to the Board the amount and form of CEO compensation, taking into account the Board’s annual performance evaluation of the CEO, peer group and other factors deemed most relevant, including the results of the most recent Say on Pay Vote

•   Review and approve the amount and form of compensation to be paid to our other executive officers and others who report directly to the CEO at the level of Vice President or higher

•   Oversee our compensation practices for all other non-executive employees to manage risk, uphold our commitment to our pay equity philosophy, and ensure alignment across executives

•   Motivate executives to perform to their highest level and reward outstanding achievement

•   Maintain appropriate levels of risk and reward, assessed on a relative basis at all levels within the Company in proportion to individual contribution and performance and tied to achievement of financial, organizational, and management performance goals

•   Encourage executives to manage from the perspective of owners with an equity stake in the Company

•   Review and make initial (in the case of new hires) and periodic (in the case of then-current Company employees) determinations with respect to who is (i) an “executive officer” of the Company with reference to Rule 3b-7 under the Exchange Act and (ii) a “Section 16 officer” of the Company with reference to Rule 16a-1(f) under the Exchange Act

Illumina, Inc. 2022 Proxy Statement  •  19

The Board of Directors has unanimously determined that all Compensation Committee members satisfy the additional independence requirements that apply to Compensation Committee members under Nasdaq listing standards, qualify as “non-employee directors” for the purposes of Section 16 of the Exchange Act, and qualify as “outside directors” for the purposes of Section 162(m) of the Code.

The CEO may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation.

The CEO has been delegated limited authority to grant equity incentive awards to any employee who is not designated as an “Executive Officer” or “Section 16 Officer,” and who does not report directly to him at the level of Vice President or higher. The CEO may exercise this authority without any further action required by the Compensation Committee; however, the Compensation Committee approves grant ranges based on employee job levels to guide the CEO in the exercise of his authority and sets maximum individual award values that may be granted under this authority. The purpose of this delegation of authority is to enhance the flexibility of equity administration and to facilitate the timely grant of equity awards to non-management employees, particularly new employees, within the specified limits approved by the Compensation Committee. At least annually, the Compensation Committee reviews this authority and grant guidelines to ensure alignment with market and good governance practices. The CEO reports at least annually to the Compensation Committee on his exercise of this delegated authority. In addition, the Compensation Committee reviews our equity award usage forecast on a quarterly basis as part of its administration duties within our stockholder-approved 2015 Stock and Incentive Plan.

Nominating/Corporate Governance Committee

Purpose	• Oversee matters of corporate governance, including the evaluation of the performance, composition, and practices of the Board of Directors
Responsibilities

•   Identify individuals qualified to serve as members of the Board of the Company

•   Select nominees for election as directors of the Company

•   Evaluate at least annually the performance of the Board and its committees

•   Develop and recommend corporate governance guidelines to the Board

•   Provide oversight with respect to corporate governance and ethical conduct

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Science and Technology Committee

Purpose	• Oversee the Company’s scientific and technological strategies and research and development plans and goals
Responsibilities

•   Review and evaluate the Company’s scientific and technological strategies and research and development plans, and goals

•   Review and evaluate the Company’s performance relating to its research and development plans and goals

•   Identify and discuss significant emerging science and technology issues and trends, including their potential impact on the Company’s scientific and technological strategies and research and development plans and goals

•   Conduct a periodic review of the Company’s intellectual property portfolio and strategy

Compensation Committee Interlocks and Insider Participation

The following directors served on Illumina’s Compensation Committee during fiscal 2021: Caroline Dorsa; Robert S. Epstein, M.D.; and Gary S. Guthart, Ph.D. No member of the Compensation Committee is, or ever has been, an officer or employee of the Company. Furthermore, during fiscal 2021, none of our current executive officers served as a member of a Board of Directors or compensation committee (or other Board committee performing equivalent functions) of another entity where an executive officer of such entity served as a member of our Board of Directors or Compensation Committee.

Code of Conduct

We have adopted a Code of Conduct that applies to all of our directors, officers, and employees, including our CEO, CFO, and the rest of our executive management team. Our Code of Conduct is reviewed by the Nominating/Corporate Governance Committee on an annual basis and modified as deemed necessary. Our Code of Conduct is available for download at www.illumina.com/company/investor-information/corporate-governance.html. A copy of the Code of Conduct may also be obtained free of charge from us upon a request directed to Illumina, Inc., 5200 Illumina Way, San Diego, California 92122, Attention: Corporate Secretary. We will disclose within four business days any substantive changes in or waivers of the Code of Conduct granted to our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, by posting such information on our website as set forth above rather than by filing a Form 8-K with the SEC.

Illumina, Inc. 2022 Proxy Statement  •  21

Corporate Social Responsibility

We are dedicated to making a positive impact on humanity, not just through our technology, but through our actions. By doing so, we aim to help shape a more sustainable and equitable future for all. Although not incorporated by reference into this Proxy Statement, our annual Corporate Social Responsibility (CSR) report is available at www.illumina.com/csr. In addition, we have made publicly available our Employment Information Report EEO-1, which details certain demographic information about our workforce.

Political Contributions Policy

We have adopted a Political Contributions Policy pursuant to which we annually disclose in our Corporate Social Responsibility Report the monetary value of direct and indirect political contributions and certain payments made to trade associations. Our Political Contributions Policy can be found at www.illumina.com/content/dam/illumina-marketing/documents/company/political-disclosure-policy.pdf.

How We Operate

Attendance at Meetings

During fiscal 2021, each director attended, virtually, in person or by telephone, at least 75% of the aggregate number of meetings of the Board of Directors and Board committees on which such director served during the period. Board members are invited to attend our annual meetings of stockholders. We reimburse the travel expenses of any director who travels to attend the annual meetings. We do not have a policy under which directors are expected to attend the annual meeting of stockholders. Six members of the Board of Directors attended our 2021 annual meeting of stockholders.

The Board’s Role in Risk Oversight

The Board of Directors is responsible for overseeing our risk management. To assist its oversight function, the Board has delegated many risk oversight functions to the Audit Committee. Under its charter, the Audit Committee is responsible for providing advice to the Board with respect to our risk evaluation and mitigation processes, including, in particular, the processes utilized by management for identifying, evaluating, and mitigating strategic, financial, operational, litigation, compliance, physical and information security, regulatory, and external risks inherent in our business. The Audit Committee also oversees our internal audit function. In addition to the Audit Committee’s work in overseeing risk management, our full Board regularly engages in discussions of the most significant risks that we face and how these risks are being managed, and the Board receives reports on risk management from our senior officers and outside consultants engaged to provide an enterprise-level review of the risks facing the Company.

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Each of the Board’s committees oversees the management of Company risks that fall within that committee’s areas of responsibility. In performing this function, each committee is led by its independent Chair and has full access to management and may engage advisors. For example, the Nominating/Corporate Governance Committee is responsible for overseeing governance risks facing the Company; the Compensation Committee oversees the Company’s executive compensation program and considers the impact of such program and of the incentives created by the compensation awards on the Company’s risk profile; and the Science and Technology Committee oversees the Company’s scientific and technology strategies and research and development plans and goals, as well as reviewing our intellectual property position.

As part of its overall oversight of risk management, the Board provides oversight of management’s efforts to address information security risk by receiving regular reports at meetings of the Audit Committee. Members of the Board also are invited to participate in the Company’s management-led information security working group, which is charged with the protection of confidential and sensitive business data and intellectual property from hostile or malicious attack; the protection of sensitive personal data from unauthorized access; product security; and enterprise technology risk review.

Our senior executives provide the Board of Directors and its committees with regular updates about Company strategies and objectives and associated risks at Board and committee meetings and in regular reports. Board and committee meetings also provide a venue for directors to discuss issues of concern with management. The Board of Directors and committees call special meetings when necessary to address specific issues or matters that should be addressed before the next regularly scheduled meeting. In addition, our directors have access to our management at all levels to discuss any matters of interest, including those related to risk. Those members of management most knowledgeable about the applicable issues attend Board meetings to provide additional insight into items being discussed, including exposures and mitigation strategies with respect to various risks. The Board of Directors believes that the work undertaken by the Audit Committee, together with the work of the full Board and our executive management team, led by our CEO, enables the Board to effectively oversee our risk management function.

Compensation Programs

The Compensation Committee, together with senior management and external compensation consultants, reviews compensation programs including other benefits and any other compensation rights received under the Company’s benefit plans. We have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond our ability to effectively identify and manage significant risks; are compatible with effective internal controls and our risk management practices; and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Illumina, Inc. 2022 Proxy Statement  •  23

Certain Relationships and Related Party Transactions

All transactions between us and our officers, directors, principal stockholders, and affiliates are subject to approval by a majority of the independent and disinterested members of our Board of Directors, and will be on terms determined by such members of the Board of Directors to be no less favorable to us than could be obtained from unaffiliated third parties. No such transactions occurred in fiscal 2021.

How to Communicate with Us

All interested parties who wish to communicate with the Board of Directors or any of the non-employee directors may do so by sending a letter to the Corporate Secretary, Illumina, Inc., 5200 Illumina Way, San Diego, California 92122, Attention: Corporate Secretary, and should specify the intended recipient or recipients. All such communications will be forwarded to the appropriate director or directors for review, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

In addition, you may send, in an envelope marked “Confidential,” a written communication to the Chair of the Audit Committee, via the attention of our Corporate Secretary, to Illumina, Inc., 5200 Illumina Way, San Diego, California 92122, Attention: Corporate Secretary. All such envelopes will be delivered unopened to the Chair of the Audit Committee.

How We Are Paid

Director and Officer Stock Ownership Policy

The Board of Directors, acting on the recommendation of the Compensation Committee, has adopted stock ownership guidelines that are applicable to each of our non-employee directors, each of our “Section 16 Officers” and each of our officers having a title of “Senior Vice President” or above. Each individual subject to the guidelines is expected to own and hold shares of our common stock having an aggregate value at least equal to:

Title	Multiple

Non-Employee Director	5x annual retainer

Chief Executive Officer	5x base salary

Senior Vice President	2x base salary

Section 16 Officer, if not covered above	1x base salary

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Under the ownership guidelines, each individual subject to our stock ownership guidelines is required to achieve compliance with the applicable ownership levels set forth above within three years from the date such individual director or officer first became subject to the guidelines, either as a result of a new hire or promotion. Unvested performance stock units (“PSUs”) and unvested stock options do not count towards satisfaction of the ownership guidelines.

During such time that a covered director or officer is not in compliance with his or her applicable ownership guidelines, such director or officer:

•

is required to retain an amount equal to 100% of the net shares of common stock received as a result of the vesting of restricted stock or restricted stock units (“RSUs”) (“net shares” are those shares that remain after shares are sold or netted to pay withholding taxes); and

•

may not establish a qualified trading plan (i.e., a Rule 10b5-1 trading program) or modify an existing qualified trading plan to increase the number of shares of our common stock to be sold under such plan (under our Insider Trading Policy our directors, executive officers, and each of our officers having a title of “Senior Vice President” or above may only sell shares of our common stock pursuant to a qualified trading plan).

Director Compensation Overview

Our directors play a critical role in guiding our strategic direction and overseeing management of the Company. Ongoing developments in corporate governance and financial reporting have resulted in an increased demand for highly qualified and productive public company directors. The many responsibilities and risks, and the substantial time commitment of being a director of a public company, require that we provide fair compensation for our directors’ performance. Our non-employee directors are compensated based upon their respective levels of Board participation and responsibilities, including service on Board committees. A director who is a member of our management team, such as Mr. deSouza, receives no separate compensation for services as a director.

Our director compensation is overseen by the Compensation Committee of our Board of Directors, which makes recommendations to the Board of Directors on the appropriate amount and structure of our programs in light of various factors, including, but not limited, to relative contributions, time commitments, risks, and regularly evaluated competitive practices by peer companies.

2021 Compensation Review

For fiscal 2021, the Compensation Committee retained an independent compensation consultant from Aon’s Human Capital Practice, a division of Aon, plc (Aon) as the Compensation Committee’s independent advisor to provide guidance and recommendations on the Board’s non-employee director compensation program and input on potential policy changes. Aon conducted a comprehensive formal review and analysis of our non-employee director compensation to understand pay practices and pay levels for cash retainers for board and committee service, as well as equity incentives. This review included a comparative analysis of our non-employee director compensation philosophy and practices against the practices of identified peer group companies and

Illumina, Inc. 2022 Proxy Statement  •  25

broader industry trends, including a review of the total direct compensation (including cash retainers and stock-based compensation) of our non-employee directors as compared with these data sets. The review also included an analysis of market trends using available public information in addition to proprietary data provided by Aon.

For purposes of the comparative analysis, the Compensation Committee, in consultation with Aon, identified a list of 18 peer group companies from the Pharmaceutical, Biotech and Tools; Healthcare Equipment and Supplies; Technology Hardware and Equipment; Semiconductor and Semiconductor Equipment; and Software and Software Services sectors to capture companies in similar sectors as well as the broader technology market. The criteria used in developing this list of peer companies included revenue growth, actual revenue (0.5x to 4x Illumina), market capitalization (0.5x to 4.5x Illumina), research and development expenses as a percent of revenue, and total shareholder return. The Compensation Committee also considered criteria applied by corporate governance groups to ensure overall alignment with market and governance trends. Based on these considerations, the Compensation Committee believes that the peer group is a fair representation of the companies with which we compete for non-employee director candidates. In August 2020, when the Compensation Committee reviewed peer benchmarking data in preparation for the adoption of a compensation peer group for fiscal 2021, Illumina was positioned at the 33rd percentile for revenue and the 68th percentile for market capitalization.

Our director compensation peer group, set forth below, when compared to fiscal 2020, was updated for fiscal 2021 to remove Celgene Corporation, salesforce.com, and Waters Corporation, and to add of Lam Research, NVIDIA, and Vertex Pharmaceuticals:

Agilent Technologies, Inc.	Intuitive Surgical, Inc.	The Cooper Companies, Inc.

Alexion Pharmaceuticals, Inc.	Jazz Pharmaceuticals plc	Thermo Fisher Scientific Inc.

Align Technology, Inc.	Lam Research Corporation	Vertex Pharmaceuticals, Inc.

Biogen Inc.	NVIDIA Corporation	VMware, Inc.

Edwards Lifesciences Corporation	Regeneron Pharmaceuticals, Inc.	Workday, Inc.

IDEXX Laboratories, Inc.	ResMed Inc.	Xilinx, Inc.

Use of Market Data

The Compensation Committee reviews non-employee director compensation practices and program design at peer group companies and the broader market to inform its decision-making process in setting total compensation levels. However, the Compensation Committee believes that market data is only one factor in setting compensation. Non-employee director compensation determinations are the result of many factors, including the Compensation Committee’s business judgment, which is informed by the experiences of the members of the Compensation Committee, as well as input from, and peer group data provided by, the Compensation Committee’s independent compensation consultant. No one factor is intended to be dispositive in setting non-employee director compensation.

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The Compensation Committee’s consultant gathers market data from the approved peer group and examines a range of pay at the 25th, 50th, and 75th percentiles, and reviews with the Compensation Committee on an annual basis the total direct compensation for the non-employee directors and each pay element comprising total direct compensation. This provides the Compensation Committee an understanding of the distribution of compensation in the market for non-employee directors of peer group companies. The Compensation Committee does not set percentile targets with respect to its total direct pay or any individual pay element.

The largest component of non-employee directors’ total direct compensation is delivered in equity compensation. This represents the majority of their total direct compensation and is above our peer group. We believe this approach aligns our non-employee directors’ interests with those of our stockholders. Our equity ownership guidelines also serve to align the compensation of our non-employee directors with an emphasis on long-term decision making and Company performance.

Cash Compensation

Annual Retainer

During fiscal 2021, each of our non-employee directors was eligible to receive an annual cash retainer of $65,000. As of the beginning of fiscal 2022, such annual cash retainer is $75,000.

Committee Fees

During fiscal 2021, each of our non-employee directors serving on one or more permanent Board committees was eligible to receive the applicable fees set forth below.

	Fiscal 2021 Board Committee Annual Fees ($)
	Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee	Science and Technology Committee

Chair	25,000	25,000	15,000	15,000

Member	15,000	15,000	10,000	10,000

Lead Independent Director and Chair Fees

In fiscal 2021, our Lead Independent Director was approved to receive an additional annual retainer of $32,500 and our Chair of the Board was approved to receive an additional annual retainer of $65,000. During fiscal 2021, Jay Flatley served as our Chair of the Board until May 26, 2021. John Thompson served as our Lead Independent Director until May 26, 2021, and, since then, has served as our Chair of the Board. Since Mr. Thompson, who is independent, was appointed to be Chair of the Board, our Board has not appointed a Lead Independent Director.

Illumina, Inc. 2022 Proxy Statement  •  27

Stock in Lieu of Cash Compensation

Non-employee directors may elect to receive shares of our common stock in lieu of all, but not less than all, cash retainers and Board committee fees otherwise payable by the Company to such director in a given fiscal calendar year. Shares issued to an eligible director electing to receive cash compensation in the form of shares will not be subject to vesting or forfeiture restrictions and will be issued on a quarterly basis. The number of shares issued to an eligible director electing to receive shares in lieu of cash will equal the amount of cash compensation otherwise payable by the Company to such director for the immediately preceding calendar quarter, divided by the weighted average closing price of our common stock during the immediately preceding calendar quarter (calculated by reference to each trading day during such quarter), with any fractional shares settled in cash based on such price.

Equity Compensation

Annual Awards

In connection with our 2021 annual meeting of stockholders, each of our non-employee directors was eligible to receive an RSU award having an award value of $350,000 (as determined based on the fair market value of the Company’s common stock on the date of grant), which award was made automatically on the date of such annual meeting of stockholders, rounded up to the nearest whole share. Such annual RSU awards vest on the earlier of the first anniversary of the grant date or the day prior to the annual meeting of stockholders immediately following the annual meeting at which the award was to be granted, in both cases subject to continued service as a Board member through the vesting date. At the election of the non-employee director at the time of grant, the RSU awards can be settled in cash or stock, or a combination of the two. The Board determined in 2021 that, as of the beginning of fiscal 2022, such annual RSU award will have an award value of $300,000.

Accordingly, in connection with our 2021 annual meeting of stockholders, on May 26, 2021, each of our non-employee directors serving at that time received an award of 881 RSUs (having an award value of $350,373.70 based on the closing price of our common stock on May 26, 2021, of $397.70). The RSUs will vest on the earlier of (i) the one-year anniversary of the grant date of the award and (ii) the date immediately preceding the date of the 2022 annual meeting of stockholders.

Awards Upon First Joining the Board of Directors

Each non-employee director, upon first joining the Board, whether through election by our stockholders or appointment by our Board to fill a vacancy, is eligible to receive a one-time RSU award having a value of $300,000, prorated for time of service between start date and the next annual meeting of stockholders and rounded up to the nearest whole share, with such award vesting in full at the next annual meeting of stockholders. An employee director who ceases to be an employee but remains a director will not receive this initial RSU award. At the election of the non-employee director at the time of grant, this RSU award can be settled in cash or stock, or a combination of the two.

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Additional Benefits

In addition to the cash and equity compensation described above, we reimburse our non-employee directors for their expenses incurred in connection with attending Board and committee meetings.

Director Compensation

The following table summarizes the total compensation paid by the Company to our non-employee directors for fiscal 2021.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Jay T. Flatley(4)	54,615	—	—	—	—	—	54,615

John W. Thompson	132,321	350,374	—	—	—	—	482,695

Frances Arnold	90,000	350,374	—	—	—	—	440,374

Caroline D. Dorsa	105,000	350,374	—	—	—	—	455,374

Robert S. Epstein	95,000	350,374	—	—	—	—	445,374

Scott Gottlieb	69,203	350,374	—	—	—	—	419,577

Gary S. Guthart	100,000	350,374	—	—	—	—	450,374

Philip W. Schiller	85,000	350,374	—	—	—	—	435,374

Susan E. Siegel	80,000	350,374	—	—	—	—	430,374

(1)

Mr. deSouza, our Chief Executive Officer, is not included in this table because he is an employee and receives no additional compensation for his service as a director. The compensation received by Mr. deSouza as a named executive officer is shown in the Summary Compensation Table on page 58.

(2)	This reflects the grant date fair value of awards granted during fiscal 2021 and is computed in accordance with FASB ASC Topic 718, based on the closing stock price on the grant date.
(3)

Each of the then-serving directors received an award of 881 RSUs on May 26, 2021 (the date of our 2021 annual meeting of stockholders), with a per share value of $397.70 (the closing price of our common stock on Nasdaq on May 26, 2021).

(4)	Mr. Flatley stepped down from the Board on May 26, 2021.

Illumina, Inc. 2022 Proxy Statement  •  29

The following table shows the number of outstanding RSUs and total stock options held by each of our directors, other than Mr. deSouza, as of January 2, 2022:

Name	Unvested RSUs Outstanding	Vested Stock Options Outstanding	Unvested Stock Options Outstanding

Jay T. Flatley(1)	—	—	—

John W. Thompson	881	—	—

Frances Arnold	881	—	—

Caroline D. Dorsa	881	—	—

Robert S. Epstein	881	7,600	—

Scott Gottlieb	881	—	—

Gary S. Guthart	881	—	—

Philip W. Schiller	881	—	—

Susan E. Siegel	2,300	—	—

(1)	Mr. Flatley stepped down from the Board on May 26, 2021.

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Vote for Us

Proposal 1: Election of Directors

General

Our Certificate of Incorporation and bylaws provide for the annual election of our directors. The Board of Directors currently consists of nine directors, having terms expiring at the 2022 annual meeting of stockholders.

Election of Nine Directors to Hold Office for One Year until the 2023 Annual Meeting of Stockholders

Upon the recommendation of the Nominating/Corporate Governance Committee of the Board, the Board of Directors has nominated for election at the annual meeting the following slate of nine nominees to hold office for one year until the annual meeting of stockholders in 2023 and until their successors are duly elected and qualified:

Name	Age	Director Since	Principal Occupation

John W. Thompson	72	2017	Lead Independent Director of Microsoft; Venture Partner at Lightspeed Ventures

Francis A. deSouza	51	2016	CEO of Illumina

Frances Arnold, Ph.D.	65	2016	Linus Pauling Professor of Chemical Engineering, Bioengineering and Biochemistry at the California Institute of Technology

Caroline D. Dorsa	62	2017	Board Director of Biogen, Intellia Therapeutics and Duke Energy

Robert S. Epstein, M.D.	66	2012	Board Director, Fate Therapeutics and Veracyte

Scott Gottlieb, M.D.	49	2020	Board Director of Pfizer; Former Commissioner of FDA

Gary S. Guthart, Ph.D.	56	2017	CEO and Board Director of Intuitive Surgical

Philip W. Schiller	61	2016	Apple Fellow of Apple

Susan E. Siegel	61	2019	Board Director of Nevro Corp. and Align Technology, Inc.

In accordance with our certificate of Incorporation and bylaws, each newly appointed director is to be elected for a one-year term expiring at the next succeeding annual meeting of stockholders after such election or until his or her successor is elected.

Additional Information

For more information about each nominee and each of the other directors serving on our Board of Directors, please see “Information about Directors” in this proxy statement. Each of the director nominees is currently serving as a director. These nominees have agreed to serve if elected, and

Illumina, Inc. 2022 Proxy Statement  •  31

management has no reason to believe that such nominees will be unable to serve. The persons designated as proxies on the form of proxy card attached to this proxy statement intend to vote such proxy “FOR” the election of each of the nine nominees named above, unless the stockholder validly indicates otherwise on the proxy.

Vote Required for Approval

Our bylaws require that a director nominee be elected only if he or she receives a majority of the votes cast with respect to his or her election in an uncontested election (that is, the number of shares voted “FOR” that nominee exceeds the number of votes cast “AGAINST” that nominee). Each of our director nominees currently serves on the Board of Directors. If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our Corporate Governance Guidelines, each director submits an advance, contingent, irrevocable resignation that the Board may accept if stockholders do not re-elect that director. In that situation, our Nominating/Corporate Governance Committee would make a recommendation to the Board about whether to accept or reject the resignation, or whether to take other action.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE

DIRECTOR NOMINEES SET FORTH ABOVE

32  •  Illumina, Inc. 2022 Proxy Statement

Our Leadership

Executive Officers

The following table sets forth the names, ages, positions, and business experience of our executive officers as of April     , 2022:

Name	Age	Position	Year Joined Illumina	Recent Business Experience

Francis deSouza	51	Chief Executive Officer	2013	2016 – Present 2013 – 2016 2011 – 2013	CEO, Illumina President, Illumina Group President, Enterprise Products and Services for Symantec Corporation

Alex Aravanis, M.D., Ph.D.	46	Chief Technology Officer, Head of Research and Product Development	2020	2021 – Present 2020 – 2021 2016 – 2020	Chief Technology Officer, Head of Research and Product Development, Illumina Chief Technology Officer, Illumina Chief Scientific Officer, Head of R&D, GRAIL

Charles Dadswell	63	General Counsel & Secretary	2013	2013 – Present	General Counsel & Secretary, Illumina

Phil Febbo, M.D.	55	Chief Medical Officer	2018	2018 – Present 2013 – 2018	Chief Medical Officer, Illumina Chief Medical Officer, Genomic Health

Joydeep Goswami	50	Chief Strategy and Corporate Development Officer	2019	2021 – Present 2019 – 2021 2016 – 2019	Chief Strategy and Corporate Development Officer, Illumina Senior Vice President Corporate Development & Strategic Planning, Illumina President, Clinical NGS & Oncology, Thermo Fisher Scientific

Aimee Hoyt	51	Chief People Officer	2018	2018 – Present 2015 – 2017	Chief People Officer, Illumina Executive Vice President, Chief Human Resources Officer, Rackspace

Kevin Pegels	55	Chief of Global Operations	2015	2021 – Present 2015 – 2021	Chief of Global Operations, Illumina Head of Global Supply Chain, Illumina

Kathryne Reeves	53	Chief Marketing Officer	2020	2021 – Present 2017 – 2021 2014 – 2018	Chief Marketing Officer, Illumina Senior Vice President and General Manager, Medical Services, Cardinal Health Senior Vice President, Enterprise Marketing, Cardinal Health

Carissa Rollins	52	Chief Information Officer	2022	2022 – Present 2021 – 2022 2017 – 2021 2016 – 2017

Chief Information Officer, Illumina

Chief Information Officer, UnitedHealthcare

Chief Information Officer, UnitedHealthcare Employer and Individual

Chief Information Officer and Chief Human Resources Officer, Gander

Sam Samad	52	Chief Financial Officer	2017	2017 – Present	Chief Financial Officer, Illumina

Susan Tousi	52	Chief Commercial Officer	2012	2021 – Present 2020 – 2021 2015 – 2020	Chief Commercial Officer, Illumina Chief Product Officer, Illumina Senior Vice President, Product Development, Illumina

Illumina, Inc. 2022 Proxy Statement  •  33

Our Auditors

Proposal 2: Ratification of the Appointment of Our Independent Registered Public Accounting Firm

The Audit Committee of the Board is directly responsible for the appointment, compensation (including advance approval of the audit fee), retention, and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. The Audit Committee annually reviews Ernst & Young LLP’s independence and performance in deciding whether to retain Ernst & Young LLP or engage a different independent auditor. At the annual meeting, our stockholders are being asked to ratify the appointment of Ernst & Young LLP as Illumina’s independent registered public accounting firm for the fiscal year ending January 1, 2023.

A representative of Ernst & Young LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Fees Paid to Ernst & Young LLP

During the fiscal years ended January 2, 2022, and January 3, 2021, the aggregate fees billed or accrued by Ernst & Young LLP for professional services were as follows:

	Year Ended
	January 2, 2022 ($)	January 3, 2021 ($)

Audit Fees	4,453,890	3,371,444

Audit-Related Fees	7,200	79,350

Tax Fees	61,797	59,922

Total	4,522,887	3,510,716

Audit fees consist of amounts for professional services rendered in connection with the integrated audit of our consolidated financial statements and internal control over financial reporting, review of the interim condensed consolidated financial statements included in quarterly reports, and statutory audits required internationally. For the fiscal years ended January 2, 2022, and January 3, 2021, audit-related fees were primarily incurred for accounting consultations. Tax fees for the fiscal years ended January 2, 2022, and January 3, 2021, related to services rendered for the preparation of foreign tax filings. For the fiscal years ended January 2, 2022, and January 3, 2021, Ernst & Young LLP did not perform any professional services other than as stated under the captions Audit Fees, Audit-Related Fees, and Tax Fees.

Pre-Approval Policies and Procedures

The Audit Committee, as required by the Exchange Act, requires advance approval of all audit services and permitted non-audit services to be provided by our independent registered public accounting firm. The Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The services listed as Audit Fees, Audit-Related Fees, and Tax Fees in the table above were pre-approved by our Audit Committee in accordance with this policy.

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Vote Required for Approval

Although ratification is not required by our bylaws or otherwise, the Board of Directors is submitting this proposal as a matter of good corporate governance practices. If stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee and the Board of Directors would consider such a negative vote in their consideration of what, if any, action to take. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent audit firm at any time during the fiscal year if it is determined that such a change would be in the best interests of Illumina and its stockholders. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST &

YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTIG  FIRM

Illumina, Inc. 2022 Proxy Statement  •  35

Audit Committee Report

The following report of the Audit Committee, the report of the Compensation Committee under “Compensation Committee Report,” along with statements in this proxy statement regarding the Audit Committee’s charter, are not considered “soliciting material” and are not considered to be “filed” with the SEC as part of this proxy statement. Any current or future cross-references to this proxy statement in filings with the SEC under either the Securities Act of 1933 or the Exchange Act will not include such reports or statements, except to the extent that we specifically incorporate it by reference in such filing.

The Audit Committee oversees our financial reporting process on behalf of, and in partnership with, the Board of Directors and provides advice with respect to our risk evaluation and mitigation processes. In fulfilling its oversight role, the Audit Committee monitors and advises the Board of Directors on:

•	the integrity of our consolidated financial statements and disclosures;

•	the independent registered public accounting firm’s qualifications and independence;

•	the performance of our internal and independent audit functions;

•	the adequacy of our internal controls;

•	our compliance with legal and regulatory requirements; and

•

the processes utilized by management for identifying, evaluating, and mitigating strategic, financial, operational, regulatory, compliance, litigation, information security, and external risks inherent in our business.

The Audit Committee meets with the independent registered public accounting firm, internal auditor, and our outside counsel, with and without our management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

The Audit Committee, in its oversight role, has reviewed and discussed the consolidated financial statements with management and Ernst & Young LLP, our independent registered public accounting firm. Management is responsible for the preparation, presentation, and integrity of our financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Ernst & Young LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

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During the course of fiscal 2021, management completed the documentation, testing, and evaluation of our system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates from management and Ernst & Young LLP at each regularly scheduled Audit Committee meeting. At the conclusion of the process, management provided the Audit Committee with, and the Audit Committee reviewed, a report on the effectiveness of our internal control over financial reporting. The Audit Committee also reviewed the report of management contained in our annual report on Form 10-K for the fiscal year ended January 2, 2022, filed with the SEC, as well as Ernst & Young LLP’s Reports of Independent Registered Public Accounting Firm included in our annual report on Form 10-K related to its audit of (i) the consolidated financial statements and (ii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee our efforts related to our internal control over financial reporting and management’s preparations for the evaluation for the fiscal year ending January 1, 2023.

The Audit Committee has reviewed and discussed the consolidated audited financial statements with management, discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard 1301 of the Public Company Accounting Oversight Board, has received the written disclosures and the letter from Ernst & Young LLP required by Rule 3526 of the Public Company Accounting Oversight Board (communication with Audit Committees Concerning Independence), and has had discussions with the independent registered public accounting firm regarding their independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended January 2, 2022, for filing with the SEC.

RESPECTFULLY SUBMITTED BY THE AUDIT COMMITTEE:

Caroline D. Dorsa (Chair)

Susan Siegel

John W. Thompson

Illumina, Inc. 2022 Proxy Statement  •  37

Our Pay

Compensation Discussion and Analysis

The Compensation Committee of the Board of Directors determines the compensation for our executive officers. The Compensation Committee considers, adopts, reviews, and revises executive officer compensation plans, programs, and guidelines, and reviews and determines all components of each executive officer’s compensation. Compensation programs, and the compensation components, for the CEO are, additionally, subject to approval by the Board of Directors. The Compensation Committee also consults with management and Illumina’s employee compensation and benefits group regarding both executive and non-executive employee compensation plans and programs, including administering our equity incentive plans.

This section of the proxy statement explains how our executive compensation programs are designed and how such programs operate with respect to our “named executive officers,” or “NEOs,” who, for fiscal 2021, are:

•	all individuals serving as the Company’s principal executive officer during fiscal 2021;

•	all individuals serving as the Company’s principal financial officer during fiscal 2021; and

•

the Company’s three most highly compensated executive officers other than the principal executive officer and principal financial officer who were serving as executive officers at the end of fiscal 2021.

For fiscal 2021, our named executive officers were:

Named Executive Officer	Position

Francis deSouza	Chief Executive Officer

Sam Samad	Chief Financial Officer

Robert Ragusa(1)	Former Chief Operations Officer

Alex Aravanis	Chief Technology Officer, Head of Research and Product Development

Susan Tousi	Chief Commercial Officer

Charles Dadswell	General Counsel & Secretary

(1)	Mr. Ragusa resigned as Chief Operations Officer of Illumina and was appointed as Chief Executive Officer of GRAIL, LLC in October 2021.

2021 Illumina Highlights

Overview of Illumina

We are a global leader in sequencing- and array-based solutions for genetic and genomic analysis. Our products and services serve customers in a wide range of markets, enabling the adoption of genomic solutions in research and clinical settings.

Our customers include leading genomic research centers, academic institutions, government laboratories, and hospitals, as well as pharmaceutical, biotechnology, commercial molecular diagnostic laboratories, and consumer genomics companies.

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Our portfolio of integrated sequencing and microarray systems, consumables, and analysis tools is designed to accelerate and simplify genetic analysis. This portfolio addresses the range of genomic complexity, price points, and throughput, enabling customers to select the best solution for their research or clinical application.

2021 Financial Performance Highlights

Our commitment to innovation is driving growth and unlocking the power of the genome. We are seeing record demand for our instruments across the throughput spectrum and across geographies. In 2021, we shipped more than 3,200 sequencing instruments and added more than 930 new instrument customers, over 50% more than in 2020 or 2019.

Financial highlights for 2021 include the following:

•

Revenue increased 40% in 2021 to $4.5 billion compared to $3.2 billion in 2020 primarily due to growth in sequencing consumables and instruments, as our customers experience a broader recovery from the COVID-19 pandemic, as well as an increase in service and other revenue.

•

Gross profit as a percentage of revenue (gross margin) was 69.7% in 2021 compared to 68.0% in 2020. The increase in gross margin was driven primarily by higher revenue, which generated increased fixed cost leverage, partially offset by less favorable product mix.

•	We are experiencing increasing demand for genomics as we enter 2022, with our instrument backlog almost twice the size it was entering 2021.

2021 Operational Highlights

As a leading developer, manufacturer, and marketer of life science tools and integrated systems for large-scale analysis of genetic variation and function, our world-class talent remained focused on developing innovative solutions in support of our mission to improve human health by unlocking the power of the genome throughout 2021. Operational highlights for 2021 include:

•	Collaborated with Helix to augment national surveillance infrastructure in the US to track the emergence and prevalence of novel strains of SARS-CoV-2 with support from the CDC.

•

Entered into new partnerships with Kura Oncology, Myriad Genetics, and Merck, and expanded existing partnership with Bristol Myers Squibb, Kartos Therapeutics to advance comprehensive genetic profiling with our TruSightTM Oncology family of products.

•

Launched Illumina Connected Analytics, a cloud-based bioinformatics solution to help customers manage, analyze, and explore the vast amount of multi-omic data being generated by our installed base of sequencers.

•	Launched the CE-IVD VeriSeq NIPT Solution v2 in Thailand, broadening access to accurate and reliable testing for expectant parents.

•	Received Emergency Use Authorization from the U.S. FDA for COVIDSeqTM on NextSeq 2000, expanding COVID-19 diagnostic testing and surveillance capabilities for mid- and high-throughput laboratories.

•	Completed a senior unsecured investment grade bond offering for an aggregate principal amount of $1 billion and finalized a $750 million 5-year unsecured revolving credit facility.

Illumina, Inc. 2022 Proxy Statement  •  39

Compensation Philosophy and Objectives

Our executive compensation and benefit programs aim to encourage our executive officers to continually pursue strategic opportunities, while effectively managing our day-to-day operations. Specifically, we have created a compensation package that combines short- and long-term components (cash and equity, respectively) at the levels we believe are most appropriate to motivate and reward our executive officers. The Compensation Committee and our management believe that the proportion of at-risk, performance-based compensation should rise as an employee’s level of responsibility increases.

Our executive compensation program is designed to achieve four primary objectives:

•	attract, retain, and reward executives who contribute to our success;

•	provide economic incentives for executives to achieve business objectives by linking executive compensation with our overall performance;

•	strengthen the relationship between executive pay and stockholder value through the use of long-term compensation; and

•	reward individuals for their specific contributions to our success.

Compensation Practices and Governance

As described more fully below, the following highlights are the key features of our compensation practices and governance policies.

✓	Compensation Committee Independence. Our Compensation Committee is composed solely of independent directors and routinely meets in executive session without management.	✓	Independent Compensation Consultant. Our Compensation Committee directly retains an independent compensation consultant compliant with the rules set forth by the SEC and Nasdaq.

✓	Annual “Say-on-Pay” Vote. Our Board of Directors has elected to hold an annual advisory “say-on-pay” vote, and our Compensation Committee considers the outcome of the vote in making compensation decisions.	✓	Comprehensive Review and Analysis of Executive Compensation. Our Compensation Committee annually reviews our compensation philosophy, prevailing governance and market trends, and each element of total direct compensation.

✓	Peer Group Pay Benchmarking. The Compensation Committee relies on market data from a broad peer group that includes companies whose talent reflects the next generation of leaders.	✓	Pay for Performance. Generally, over 85% of our executive officer total direct compensation is “at-risk” and contingent on the achievement of objective, preestablished corporate financial objectives that are linked to shareholder value.

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✓	Incentive Thresholds and Caps. Our performance-based cash compensation and performance-based stock units require a minimum level of Company financial performance before any awards are earned and are capped to avoid excessive risk taking. Awards can range from a minimum of 0% to, depending on the plan year, a maximum of 100% to 200% of target.	✓	Clawback Policy. All of our executive officers are subject to our Clawback Policy that provides our Compensation Committee the discretion to recover at-risk cash and equity compensation from executive officers in the event of a financial restatement due to misconduct.

✓	Stock Ownership Guidelines. All of our executive officers are required to hold a minimum number of shares, ranging from 2x to 5x of base pay.	✓	Double Trigger Change-in-Control. Our executive officer change-in-control severance agreements are aligned with industry practices and subject to a double trigger, thus limiting severance benefits to involuntary termination of employment following a change-in-control.

X	No Employment Agreements. We do not enter into employment agreements with our executive officers.	X	No Excessive Perquisites. We do not provide a matching contribution or preferential interest rates in our deferred compensation plans.

X	No Excessive Change-in-Control Payments. Our base salary and cash incentive award payments upon change-in-control do not exceed two times annual target cash compensation.	X	No Excise Tax Gross Ups. We do not provide for “golden parachute” excise tax gross ups.

X	No Option Repricing. Our 2015 Stock and Incentive Plan prohibits repricing of equity awards without stockholder approval.	X	No Hedging or Pledging. Our executive officers are prohibited from engaging in short sales, hedging, pledging or entering into any transaction with put or call options or any other derivative security on our common stock.

2021 “Say-on-Pay” Vote

In May 2021, we held a stockholder advisory vote to approve the compensation of our named executive officers, commonly referred to as a “say-on-pay” vote. Approximately 82% of stockholder votes cast approved the proposal. Our Investor Relations team regularly conducts conversations with stockholders regarding our performance and pay practices. The Compensation Committee will consider the outcome of the annual say-on-pay votes when making future compensation decisions.

Illumina, Inc. 2022 Proxy Statement  •  41

Use of Market Data and Peer Group

We examine compensation data from multiple perspectives and strive to set executive compensation at competitive levels. This involves, among other things, affirming that our compensation levels that are generally consistent with levels at other companies with which we compete for talent.

For fiscal 2021 compensation purposes, the Compensation Committee retained an independent compensation consultant from Aon as the Compensation Committee’s advisor reporting directly to the Chair of the Compensation Committee. The fees for the services provided by Aon to the Compensation Committee in fiscal 2021 totaled $189,851. Management engaged Aon for additional compensation consulting services for fees that totaled $374,226 for fiscal 2021. The Compensation Committee assessed the independence of the compensation consultant under Nasdaq and SEC criteria and concluded that no conflict of interest exists that would prevent Aon from serving as an independent consultant to the Compensation Committee.

With respect to fiscal 2021 compensation, the Compensation Committee directed Aon to conduct a comprehensive formal review and analysis of our executive compensation and incentive programs relative to market practices and those companies we compete with for talent. This review consisted of a comparative analysis of our executive compensation philosophy and practices against the practices of identified peer group companies and broader industry trends, including a review of the total direct compensation (inclusive of salary, cash incentives, and equity awards) of our executive officers. This review was conducted based on market trends reflected in available public information and proprietary data provided by Aon.

As our product and industry roadmap evolves and diversifies, we compete increasingly for talent that has experience in integrating biology, chemistry, fluidics, material sciences, hardware, and software. This trend has led the Compensation Committee, in light of our market capitalization, growth rate, and evolving business characteristics, to select a broad peer group that includes companies whose talent reflects the next generation of leaders required to support the evolution of our industry, including genomics cloud computing and analysis of real-time data.

The criteria used in the fiscal 2021 review included taking a broad industry view as well as emphasizing revenue growth, actual revenue (0.5x to 4x Illumina) and market capitalization (0.5x to 4.5x Illumina), research and development expenses as a percent of revenue, and total shareholder return. The Compensation Committee also considered criteria applied by corporate governance groups. Aon compiled relevant companies from the Pharmaceutical, Biotech and Tools; Healthcare Equipment and Supplies; Technology Hardware and Equipment; Semiconductor and Semiconductor Equipment; and Software and Software Services sectors. Many of our peer group companies are located in geographic areas in which we compete for talent, which includes high cost-of-labor areas and therefore impacts rates of pay. In August 2020, when the Compensation Committee reviewed peer benchmarking data in preparation for the adoption of a compensation peer group for fiscal 2021, Illumina was positioned at the 33rd percentile for revenue and the 68th percentile for market capitalization.

The Compensation Committee reviews compensation practices and program design at peer group companies to inform its decision-making process so it can set total compensation levels that it believes are commensurate with the Company’s scope and performance. For fiscal 2021, as in previous years, the Compensation Committee determined not to target specific percentiles within the

42  •  Illumina, Inc. 2022 Proxy Statement

peer group in connection with executive compensation decisions. The Compensation Committee believes that market data is only one factor, and its executive compensation determinations are the result of many factors, including an executive’s historical performance, future criticality, retention objectives, the Compensation Committee’s business judgment, which is informed by the experiences of the members of the Compensation Committee, as well as input from, and peer group data provided by, the Compensation Committee’s independent compensation consultant.

The Compensation Committee reviews on an annual basis each pay element, and total direct compensation, as compared to compensation market data using the 25th to 75th percentiles as a reference for market competitiveness and managing cost. This data is compiled by the independent compensation consultant and reviewed with the Compensation Committee. This provides the Compensation Committee with an understanding of the distribution of pay in the market assuming similar levels of experience, as well as individual and Company performance.

The largest component of total direct compensation for our named executive officers is delivered through equity-based awards, which represents a larger percentage of total direct compensation than that of the average of our peer group and serves to retain our executives and align their interests with those of our stockholders such that higher compensation is realized for exceptional performance. For fiscal 2021, the Compensation Committee reviewed the information prepared by management and Aon, reviewed individual components of each named executive officer’s compensation for fiscal 2021 and prior years, and considered each named executive officer’s contribution to the achievement of our strategic goals and objectives, the named executive officer’s overall compensation, and other factors to determine the appropriate level and mix of compensation. Each named executive officer’s compensation is not determined pursuant to a formula but is instead determined by the Compensation Committee after weighing the factors described above, as well as how the officer’s compensation compares to the market and to other employees within Illumina who have a similar responsibility and potential to impact our success.

Fiscal 2021 Compensation Peer Group

Our executive compensation peer group, set forth below, when compared to fiscal 2020, was updated for fiscal 2021 to remove Celgene Corporation, salesforce.com, and Waters Corporation, and to add of Lam Research, NVIDIA, and Vertex Pharmaceuticals:

Agilent Technologies, Inc.	Intuitive Surgical, Inc.	The Cooper Companies, Inc.

Alexion Pharmaceuticals, Inc.	Jazz Pharmaceuticals plc	Thermo Fisher Scientific Inc.

Align Technology, Inc.	Lam Research Corporation	Vertex Pharmaceuticals, Inc.

Biogen Inc.	NVIDIA Corporation	VMware, Inc.

Edwards Lifesciences Corporation	Regeneron Pharmaceuticals, Inc.	Workday, Inc.

IDEXX Laboratories, Inc.	ResMed, Inc.	Xilinx, Inc.

Role of the Compensation Committee

The Compensation Committee has overall responsibility for approving and evaluating our executive officer compensation plans, policies, and programs. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning, and meets the requirements, of Rule 16b-3 under the Exchange Act and the Nasdaq rules. The Compensation

Illumina, Inc. 2022 Proxy Statement  •  43

Committee functions under a written charter, which was adopted by the Board of Directors. The charter is reviewed annually and updated as appropriate. A copy of the charter is available on our website at www.illumina.com/company/about-us/board-of-directors.html under “Committee Composition.”

The Compensation Committee meets as often as it considers necessary to perform its duties and responsibilities. The Compensation Committee held seven meetings during fiscal 2021, and it has held two meetings so far in 2022 to, among other things, review and finalize compensation elements related to fiscal 2021 and 2022 performance-based compensation. The Chair works with the CEO and the Chief People Officer (CPO) to establish the meeting agenda in advance of each meeting.

The Compensation Committee typically meets with the CEO, CFO, CPO, General Counsel, our external counsel, and, often, with an independent compensation consultant retained by the Compensation Committee. When appropriate, such as when the Compensation Committee is discussing or evaluating compensation for the CEO, the Compensation Committee meets in executive session without management. The Compensation Committee receives and reviews materials in advance of each meeting. These materials include information that the independent compensation consultant and management believe will be helpful to the Compensation Committee, as well as materials that the Compensation Committee has specifically requested, including benchmark information, historical compensation data, performance metrics and criteria, the Board of Directors’ assessment of our performance against our goals, and the CEO’s assessment of each other named executive officer’s performance against pre- determined, individual objectives.

Components and Analysis of Fiscal 2021 Executive Compensation

The Compensation Committee evaluates each component of our executive compensation program, but its primary goal is to ensure that total direct compensation attracts and retains outstanding leadership, incents balanced, long-term and near-term performance and aligns with market trends and the interests of our stockholders. For fiscal 2021, the principal elements of our executive compensation program are summarized in the following table and described in more detail below.

Compensation Element	Objective	Designed to Reward	Key Features

Base Salary	To provide a competitive, fixed level of cash compensation for executive officers	Experience, expertise, knowledge of the industry, duties, scope of responsibility, and sustained (and expected) performance	Adjustments are based on an individual’s current and expected future performance, base salary relative to our compensation peer group, and internal equity

Annual Performance-Based Cash Compensation	To encourage and reward executive officers’ contributions in achieving strong financial and operational results by meeting or exceeding established goals	Success in achieving annual results	Annual performance-based cash compensation is based on a formula that includes achievement of corporate revenue and operating income goals and achievement of individual performance goals

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Compensation Element	Objective	Designed to Reward	Key Features

Long-Term Equity Compensation	To retain executive officers and to align their interests with those of our stockholders in order to pursue the company mission and increase overall stockholder value	Success in achieving long-term results

Grants typically consist of both RSUs and PSUs, with PSUs representing 75% of the total value to align with our pay-for-performance culture

RSUs typically vest over a four-year period, with 25% of the RSUs vesting annually, which supports our talent retention goals

PSUs vest at the end of a three-year performance period based on the achievement of pre-determined earnings per share (EPS) targets at the end of the three-year period, which supports our long-term stockholder value goals

Our 2015 plan allows for stock options, which the Compensation Committee can award in exceptional circumstances.

Compensation Mix

The following charts show the target mix of base salary, performance-based cash, and long-term equity compensation for our CEO, Mr. deSouza, and our other named executive officers (NEOs), for fiscal 2021:

Base Salary

Base salary is the primary fixed component of our executive compensation program. In general, executive officers with the highest level of responsibility have a lower percentage of their compensation fixed as base salary and a higher percentage of their compensation at-risk, being tied to performance.

Salary levels are considered as part of our annual executive performance review process, as well as upon promotion or other material change in job responsibility. Our CEO makes recommendations to the Compensation Committee for base salary changes for executive officers (excluding himself) based on performance, criticality, retention, internal comparisons and comparisons to market practices for

Illumina, Inc. 2022 Proxy Statement  •  45

executive officers. The Compensation Committee reviews these recommendations, makes any adjustments it considers necessary, and approves base salary changes. The Compensation Committee recommends to the Board of Directors the base salary for our CEO based on performance and his current pay relative to other chief executives in our peer group. The Compensation Committee believes that increases to base salary should reflect the executive’s performance for the preceding year and take into consideration pay levels relative to similar positions at companies in our peer group. Base salary increases also reflect anticipated future contributions of the executive.

Fiscal 2021 NEO Base Salaries

Named Executive Officer	Position	2020 NEO Base Salary ($)	2021 NEO Base Salary ($)	% Increase (decrease)

Francis deSouza(1)	Chief Executive Officer	1,050,000	1,100,000	5%

Sam Samad(1)	Chief Financial Officer	525,000	550,000	5%

Robert Ragusa(1,2)	Former Chief Operations Officer	—	550,000	—

Alex Aravanis(1,3)	Chief Technology Officer	500,000	550,000	10%

Susan Tousi(1,4)	Chief Commercial Officer	475,000	550,000	16%

Charles Dadswell(1,2)	General Counsel	—	550,000	—

(1)	None of our Executive Officers including our CEO received a base salary increase for fiscal 2020.
(2)	Messrs. Ragusa and Dadswell were not named executive officers in fiscal 2020.
(3)

Dr. Aravanis was appointed Chief Technology Officer, Head of Research and Product Development in 2021, which represented an expansion of his role. His base salary was adjusted to reflect an annual merit increase and the expansion of his responsibilities.

(4)	Ms. Tousi was appointed Chief Commercial Officer in 2021. Her base salary was adjusted to reflect an annual merit increase and the expansion of her responsibilities.

Performance-Based Cash Compensation

Overview

Annually in the first quarter, the Board of Directors approves a variable compensation program (VCP) for Company employees, including executive officers, pursuant to which the Board of Directors sets pre-established financial performance goals at the beginning of the fiscal year. The Compensation Committee then determines whether a cash incentive opportunity has been earned based on the achievement of those pre-established performance goals following the filing of the applicable annual report on Form 10-K. If the cash incentive opportunity has been earned eligible VCP participants who are employed by the Company on the payout date receive a bonus payout.

VCP Summary

Our VCP is an “at-risk” short-term compensation program and is designed to foster a performance-oriented culture, where individual performance is aligned with corporate financial objectives. Any executive officer hired during the fiscal year on or prior to October 1 is eligible to participate for that fiscal year. Any cash incentive compensation received by such executive is prorated based on the amount of time the executive officer served during the fiscal year.

The Compensation Committee pre-approved target incentive percentages based on each executive officer’s base salary and potential achievement of two separate financial performance goals under the VCP.

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The following weighting (as a % of the target cash incentive amount) is used for our VCP:

•	50% based on the achievement of pre-determined corporate revenue objectives (the “revenue target”); and

•	50% based on the achievement of pre-determined corporate operating income objectives (the “non-GAAP operating income target”).

At the end of the performance period, each executive officer’s final cash incentive payout is based on the executive officer’s contribution and personal performance, including achievement against goals and overall business impact.

Target Amounts

For fiscal 2021, the Compensation Committee established target cash incentive amounts, calculated as a percentage of each executive officer’s base salary.

Named Executive Officer	2021 Target Incentive %

Francis deSouza	135%

Sam Samad	60%

Robert Ragusa(1)	60%

Alex Aravanis	60%

Susan Tousi	60%

Charles Dadswell	60%

(1)	Mr. Ragusa ceased to be an employee of Illumina in October 2021 when he was appointed as CEO of GRAIL, LLC. The target refers only to the period during which he was an Illumina employee.

Weighted Components

Under the VCP, which the Compensation Committee considers as part of approving actual cash incentive payouts for executive officers, the Compensation Committee approves minimum, commit, and maximum levels for each of the revenue and operating income targets. The commit level represents a level of performance that the Compensation Committee and the Board of Directors believe is both attainable and practical based on a realistic estimate of our future financial performance. The maximum level is designed to motivate and reward realistically achievable superior performance. Payments of the applicable components of the annual cash incentive amounts to executive officers reflect the achievement of such objectives for the year. Each of the revenue and operating income targets, if achieved, trigger payment for the applicable component, irrespective of whether the other target is achieved.

Shortly following completion of the performance period, the Compensation Committee and the Board of Directors assess our performance against the revenue and non-GAAP operating income targets under the VCP, comparing the actual fiscal year results to the pre-determined minimum, commit, and maximum levels for each objective, and an overall percentage amount for the corporate financial objectives is calculated to arrive at the payout amounts. The Compensation Committee (and the Board of Directors with respect to our CEO) also reviews the performance of each named executive officer against such officer’s individual objectives.

To drive and recognize short-term performance, the Compensation Committee approved the split of the 2021 VCP into bi-annual performance periods and payments – first half (1H) and second half (2H).

Illumina, Inc. 2022 Proxy Statement  •  47

Revenue Targets (50%)

For the revenue target components for fiscal 2021, the actual cash incentive payout for each executive officer could have reflected a minimum of 50% and a maximum of 150% of the revenue portion of the target incentive percentage based on the Company’s performance against the following fiscal 2021 revenue objectives (with the cash incentive amount calculated as a linear ratio for points between the minimum, commit, and maximum revenue objective levels):

	Minimum	Commit	Maximum

1H Revenue Objective ($ in millions)	$1,735	$1,835	$1,935

2H Revenue Objective ($ in millions)	$1,903	$2,003	$2,103

% of Revenue Target Paid	50%	100%	150%

Operating Income Targets (50%)

For the operating income component for fiscal 2021, the actual cash incentive payout for each executive officer could have reflected a minimum of 50% and a maximum of 150% of the non-GAAP operating income portion of the target incentive percentage based on the Company’s performance against the following fiscal 2021 non-GAAP operating income objectives (with the cash incentive amount calculated as a linear ratio for points between the minimum, commit, and maximum non-GAAP operating income objective levels):

	Minimum	Commit	Maximum

1H Operating Income Objective ($ in millions)(1)	$499	$549	$599

2H Operating Income Objective ($ in millions)(1)	$606	$656	$706

% of Operating Income Target Paid	50%	100%	150%

(1)	Operating Income Objective excludes stock-based compensation expense.

Performance-Based Cash Compensation Payments to NEOs

For the first half of fiscal 2021, Core Illumina revenue and operating income were $2,220 million and $836 million, respectively, which resulted in a 150% payout on a blended basis. For the second half of fiscal 2021, Core Illumina revenue and operating income were $2,299 million and $724 million, respectively, resulting in a 150% payout on a blended basis. The following table presents the performance-based cash incentive targets as a percentage of base salary and the actual amounts earned by each named executive officer for fiscal 2021.

Named Executive Officer	2021 Target Incentive (% of Salary)	1H Incentive Payout ($)(1)	1H Incentive Payout (% of Target)(1)	2H Incentive Payout ($)(1)	2H Incentive Payout (% of Target)(1)	2021 Total Incentive Payout (S)

Francis A. deSouza	135%	1,113,750	150%	1,113,750	150%	2,227,500

Sam A. Samad	60%	247,500	150%	247,500	150%	495,000

Robert Ragusa(2)	60%	247,500	150%	—	—	247,500
Alex Aravanis	60%	247,500	150%	247,500	150%	495,000

Susan Tousi	60%	247,500	150%	247,500	150%	495,000
Charles Dadswell	60%	247,500	150%	247,500	150%	495,000

(1)	These performance-based cash incentives were paid in the third quarter of 2021 and the first quarter of 2022.
(2)	Mr. Ragusa ceased to be an employee of Illumina in October 2021 when he accepted his appointment as CEO of GRAIL, LLC and therefore did not receive a 2H incentive payout.

48  •  Illumina, Inc. 2022 Proxy Statement

Performance-based cash incentive compensation awards made to named executive officers for performance in fiscal 2021 and 2020 are reflected in the column titled “Non-Equity Incentive Plan Compensation” of the Summary Compensation Table on page 58. These cash incentives were paid in the first and third fiscal quarters of 2021.

Long-Term Equity Compensation

The Compensation Committee believes it is important to align the interests of executive officers with those of stockholders. We believe that one of the most effective ways to accomplish this objective is to provide executive officers with a substantial economic interest in the long-term appreciation of our stock price through equity grants. Accordingly, we award long-term incentives in the form of equity awards to reward performance and align executive officers’ interests with stockholder interests by providing executives with an ownership stake in the Company, coupled with stock ownership requirements, encouraging sustained long-term performance, and providing an important retention element.

In fiscal 2021, long-term equity compensation was as follows:

Type	Percentage of Annual Long-Term Equity Award Value	Vesting	Performance Metrics
RSU	25%	25% annually over four years	N/A
PSU	75%	Cliff vesting on the last day of the third fiscal year following grant	• 100% tied to pre-determined EPS targets • Vesting Minimum: 0% • Vesting Maximum: 175%

Restricted Stock Units

Long-term equity compensation packages to executive officers include grants of time-based vesting RSUs. RSUs vest over a four-year period, with 25% of the RSU vesting annually. Vesting in all cases is subject to the individual’s continued service to us through the vesting date.

Performance Stock Units

The Compensation Committee places an emphasis on performance-based long-term incentives through the use of PSUs that vest at the end of a three-year period based on the achievement of pre-determined earnings per share targets at the end of the three-year period.

The PSU awards are intended to be an ongoing part of our long-term equity incentive compensation program. It is anticipated that the Compensation Committee will grant new PSU awards each year, based on earnings per share targets (or other appropriate financial metrics as determined by the Compensation Committee) established for a new three-year period commencing each year; however, the Compensation Committee is not obligated to grant PSUs or any other equity incentive award each year.

Illumina, Inc. 2022 Proxy Statement  •  49

In keeping with our compensation philosophy to tie executive pay to stockholder value creation, executives realize full value from PSUs only to the extent that we achieve pre-determined earnings per share targets at the end of a three-year performance period. For instance, the number of shares issued will range from 0% to a maximum of between 100% and 175% (depending on the plan year) of the number of shares specified in the PSU agreement based on performance relative to the earnings per share (EPS) objectives approved by the Compensation Committee. If we do not achieve the pre-determined earnings per share target at the end of the three-year performance period, then the number of shares issued will range from 0% to 100% of the award amount, depending on the actual EPS. If, however, we exceed the pre-determined EPS target at the end of the three-year period, the number of shares issued will range from 100% to 175% of the award amount, depending on our actual EPS and the terms of the grant.

The table below reflects the EPS range for PSU achievement and actual results for the performance period ending 2021.

Performance Period	EPS Threshold	EPS Target	EPS Maximum	Fiscal 2021 EPS Result	Fiscal 2021 Payout

2019-2021(1)	$4.90	$5.23	$5.23	$7.04	100%
(1)

In 2020 for ongoing executive retention, and recovery incentive directly related to the pandemic, the EPS targets were adjusted for PSU grants made in fiscal 2019 and 2020. As part of the adjustment, the Compensation Committee believed it was in the best interest of stockholders to also reduce the maximum that could be achieved from 150% to 100% and 125% for the fiscal 2019 and 2020 PSU grants, respectively.

Determination of Long-Term Equity Compensation

To determine the value for long-term incentives granted to an executive officer each year, we consider the following factors:

•	the proportion of long-term incentives relative to base pay;

•	the executive officer’s impact on Company performance and ability to create value;

•	long-term business objectives;

•	awards made to executive officers in similar positions within our compensation peer group of companies;

•	the market demand for the executive officer’s particular skills and experience;

•	the amount granted to other executive officers in comparable positions at the Company;

•	prior grants and the retention value of outstanding grants;

•	the executive officer’s demonstrated performance over the past few years; and

•	the executive officer’s leadership performance.

We provide executive officers with a new hire equity grant upon first joining the Company that is based primarily on competitive conditions applicable to the executive officer’s specific position. The Compensation Committee also considers the number and type of equity awards made to executive officers in comparable positions, including the executive officer’s prior position. Subsequent equity grants to executive officers are generally considered and, if appropriate, awarded in connection with their annual performance review. Such subsequent grants serve to maintain a competitive position for us relative to new opportunities that may become available to our executive officers and to enhance the retention features of the program.

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Fiscal 2021 Long-Term Equity Compensation

The following table presents the long-term equity compensation awarded to each named executive officer in fiscal 2021 based on grant date fair value and as a multiple of base salary:

Named Executive Officer	PSUs (Grant Date Fair Value) ($)(1)	RSUs (Grant Date Fair Value) ($)(1)	Total ($)

Francis deSouza	8,250,300	2,750,400	11,000,700

Sam Samad	1,875,420	625,140	2,500,560

Robert Ragusa(2)	2,250,051	750,168	3,000,219

Alex Aravanis	3,000,219	1,000,224	4,000,443

Susan Tousi	3,000,219	1,000,224	4,000,443

Charles Dadswell	1,875,420	625,140	2,500,560

(1)	Reflects the grant date fair value of awards computed in accordance with FASB ASC Topic 718, based on the closing stock price on the grant date.
(2)	Mr. Ragusa’s grant was forfeited when he left Illumina in October 2021 to become the CEO of GRAIL, LLC.

Stock Options

In 2022, given the importance of retaining critical leadership in a highly competitive talent environment, the Compensation Committee and Board of Directors, working with external consultants, approved one-time retention awards for our CEO and two NEOs. We expect these leaders to execute on our commitment to our mission, innovation, revenue growth, and the growth in stockholder value that results from sustained outstanding performance. The one-time retention awards were made in the form of options given their multi-year holding incentive and value accrual that is aligned with stockholder value growth.

Potential Payments upon a Termination or Change-in-Control

Our executive officers and other employees have built Illumina into the successful enterprise that it is today. We believe that the interests of stockholders will be best served if the interests of our executive officers are aligned with them, and providing change-in-control benefits may eliminate, or at least reduce, the reluctance of executive officers to pursue potential change-in-control transactions that may be in the best interests of stockholders. As such, we provide change-in-control severance benefits to our executive officers that are subject to a double trigger (i.e., change-in-control and loss of employment). The change-in-control severance agreements automatically renew annually for additional one-year periods unless a notice of non-extension is provided by either party. None of the named executive officers have an employment agreement with us.

For purposes of these benefits, in general, a change-in-control is deemed to occur in any of the following circumstances:

•	any merger or consolidation in which we are not the surviving entity or our stockholders do not own substantially all of the stock of the ultimate parent organization;

•	the sale of all or substantially all of our assets to any other person or entity;

•	the acquisition of beneficial ownership of a controlling interest in the outstanding shares of our common stock by any person or entity;

Illumina, Inc. 2022 Proxy Statement  •  51

•

a contested election of our directors as a result of which or in connection with which the persons who were directors before such election or our directors’ nominees cease to constitute a majority of the Board of Directors; or

•	any other event specified by the Board of Directors.

Under the change-in-control severance agreements, the executive would receive benefits if he or she were terminated within two years following the change-in-control or during a specified period prior to the change-in-control if such termination relates to the pending change-in-control either:

•

by the Company other than for “cause,” which is defined in each change-in-control severance agreement to generally include repeated failure or refusal to materially perform his or her duties that existed immediately prior to the change-in-control, conviction of a felony or a crime of moral turpitude, or engagement in an act of malfeasance, fraud, or dishonesty that materially damages our business; or

•

by the executive on account of “good reason,” which is defined in each change-in-control severance agreement to generally include certain reductions in the executive’s annual base salary, cash incentive, position, title, responsibility, level of authority, or reporting relationships that existed immediately prior to the change-in-control, or a relocation, without the executive’s written consent, of the executive’s principal place of business by more than 35 miles from the executive’s principal place of business immediately prior to the change-in-control.

Pursuant to the change-in-control severance agreements, if a covered termination of the executive’s employment occurs in connection with a change-in-control, then the executive is generally entitled to the following benefits (in addition to any previously earned amounts):

•

Mr. deSouza is entitled to a severance payment equal to twice the sum of his annual base salary plus the greater of (a) the executive’s then-current annual target cash incentive or other target incentive amount or (b) the annual cash incentive or other incentive paid or payable to the executive for the most recently completed fiscal year;

•

for each executive officer, other than Mr. deSouza, a severance payment equal to one year of the executive’s annual base salary plus the greater of (a) the executive’s then-current annual target cash incentive or other target incentive amount or (b) the annual cash incentive or other incentive paid or payable to the executive for the most recently completed fiscal year;

•	a pro rata portion of the executive’s annual target cash incentive or other target incentive amount for the fiscal year in which the termination occurs;

•

payment of a portion of the executive’s group medical and dental insurance coverage premiums under COBRA law, including coverage for the executive’s eligible dependents enrolled immediately prior to termination, so that the executive pays the same amount as a similarly situated active employee for a maximum period of one year; however, our obligation to pay such premiums ceases immediately upon the date the executive becomes covered under any other group health plan;

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•	continuance of the executive’s indemnification rights and liability insurance for a maximum of one year following termination;

•	continuation of the executive’s perquisites to which the executive was entitled for a period of 12 months or, in the case of Mr. deSouza, 24 months;

•	automatic vesting of the executive’s unvested stock options and equity or equity-based awards; and

•	certain professional outplacement services consistent with the executive’s position for up to two years following termination.

The change-in-control severance agreements provide that each executive’s total change-in-control payment may be reduced in the event such payment is subject to the excise tax imposed by Section 4999 of the Code and such a reduction would provide a greater after-tax benefit for the executive. Additionally, change-in-control benefits are subject to limitations under the “golden parachute” provisions of Section 280G of the Code. The change-in-control severance agreements do not provide for gross-ups for “golden parachute” excise tax. A full analysis of the financial impact of these “best-net cutback provisions”, and the impact of any adverse tax consequences of paying the amounts in full, will be performed based on the facts and circumstances in the event a change-in-control were to occur.

In addition, as described below, executives will be entitled to a lump sum payout of his or her benefits under our Deferred Compensation Plan in connection with certain specified terminations.

Illumina, Inc. 2022 Proxy Statement  •  53

Based upon a hypothetical change-in-control date of December 31, 2021, the last trading day of fiscal 2021, the potential payments upon a termination following a change-in-control for our named executive officers would have been as follows:

Named Executive Officer(1)	Multiplier for Base Salary and Cash Incentives	Nature of Benefit	Payment following Change-in- Control and Subsequent Loss of Employment (within 2 years)($)

Francis deSouza	2x	Salary Severance	2,200,000

		Cash Incentive Severance	4,455,000

		Earned Compensation(2)	2,227,500

		Equity Compensation Acceleration(3)	20,416,693

		Pension/NQDC(4)	1,386,992

		Perquisites/Benefits(5)	64,929

		Total Benefit	30,751,114

Sam Samad	1x	Salary Severance	550,000

		Cash Incentive Severance	495,000

		Earned Compensation(2)	495,000

		Equity Compensation Acceleration(3)	4,052,827

		Pension/NQDC(4)	454,801

		Perquisites/Benefits(5)	56,103

		Total Benefit	6,103,731

Alex Aravanis	1x	Salary Severance	550,000

		Cash Incentive Severance	495,000

		Earned Compensation(2)	495,000

		Equity Compensation Acceleration(3)	7,850,379

		Pension/NQDC(4)	—

		Perquisites/Benefits(5)	58,737

		Total Benefit	9,449,116

Susan Tousi	1x	Salary Severance	550,000

		Cash Incentive Severance	495,000

		Earned Compensation(2)	495,000

		Equity Compensation Acceleration(3)	6,064,974

		Pension/NQDC(4)	—

		Perquisites/Benefits(5)	56,103

		Total Benefit	7,661,077

54  •  Illumina, Inc. 2022 Proxy Statement

Named Executive Officer	Multiplier for Base Salary and Cash Incentives	Nature of Benefit	Payment following Change-in-Control and Subsequent Loss of Employment (within 2 years)($)

Charles Dadswell	1x	Salary Severance	550,000

		Cash Incentive Severance	495,000

		Earned Compensation(2)	495,000

		Equity Compensation Acceleration(3)	4,607,128

		Pension/NQDC(4)	—

		Perquisites/Benefits(5)	45,375

		Total Benefit	6,192,503
(1)	Mr. Ragusa is not included in this table because he was not an executive officer of Illumina as of December 31, 2021.
(2)	A lump sum payment of the executive’s earned but unpaid compensation.
(3)

The value of the RSUs and PSUs is based on the number of outstanding shares that would not ordinarily have vested by December 31, 2021, multiplied by $380.44 (the closing price of our common stock on December 31, 2021), with the number of shares issuable under each PSU award equal to 100% of the number of shares specified in the PSU agreement.

(4)

As described below, under the deferred compensation plan upon a separation from service within 24 months of a change-in-control, each named executive officer will be entitled to his or her retirement benefit or termination benefit in a lump sum payment equal to the unpaid balance of all of his or her accounts. All of the amounts for all of the named executive officers consist of the termination benefits.

(5)

Represents payment of (i) the executive’s group health insurance coverage premiums under COBRA law, including coverage for executive’s eligible dependents enrolled immediately prior to termination, for a maximum period of one year (two years for Mr. deSouza) and (ii) professional outplacement services for up to two years following termination ($14,500 per year for each executive officer).

Deferred Compensation Plan

Illumina’s Deferred Compensation Plan, effective December 1, 2007, provides key employees, including our NEOs, and directors with an opportunity to defer a portion of their salary, annual cash incentive, and other specified compensation. The plan also permits us to make discretionary contributions to the Deferred Compensation Plan on behalf of the participants, although we have not provided such discretionary contributions. A participant is always fully vested in accounts under the plan attributable to a participant’s contributions and related earnings on such contributions. Company contributions vest in accordance with the vesting schedule that is determined at the time such contributions are made, but will vest in full upon the occurrence of a participant’s death, disability or retirement, or a “change-in-control” (as defined in the plan). Upon a change-in-control a participant will receive his or her “retirement benefit” or “termination benefit” (each as defined in the plan) in a lump sum payment equal to the unpaid balance of all of his or her accounts if a “separation from service” (as defined in the plan) occurs within 24 months following a change-in-control.

Other Benefits and Perquisites

We do not provide pension arrangements or post-retirement health coverage for our executives or employees, other than the change-in-control severance benefits previously discussed. Our executive officers are eligible to participate in a Company-sponsored executive health screening program in addition to being offered medical and other benefits that are available to other full-time employees, including dental, vision, and group term life insurance, AD&D premiums, a 401(k) plan, and an Employee Stock Purchase Plan. Our discretionary contributions to the 401(k) plan on behalf of each employee participating in the plan are set at up to 50% of the first 6% of the employee’s contributions

Illumina, Inc. 2022 Proxy Statement  •  55

to the plan. During fiscal 2021, all executive officers were eligible to participate in our 401(k) plan, and all NEOs participating in the plan received discretionary matching contributions.

Clawback Policy

We have adopted a clawback policy that sets forth the circumstances under which the Compensation Committee has authority to recover an executive officer’s incentive compensation. In the event we are required to restate our financial statements as a result of an executive officer engaging in fraudulent, willful or grossly negligent misconduct, the Compensation Committee has sole discretion to cause the forfeiture of unpaid or unvested incentive compensation or may seek to recover incentive compensation paid to the executive officer.

No Hedging or Pledging of Company Stock

We have a policy that prohibits our directors and executive officers, including named executive officers from engaging in short sales, hedging, pledging, or entering into any transaction with put or call options or any other derivative security on our common stock.

Tax and Accounting Considerations

The Tax Cuts and Jobs Act of 2017 (“US Tax Reform”) changed the 162(m) rules in the Code effective January 1, 2018. The new rules eliminate the exception for performance-based compensation and expand the definition of covered employees whose compensation is subject to the annual $1 million deduction limitation. Covered employees now include the CFO plus any individual who has previously been a covered employee, after December 31, 2016, even after the individual no longer holds the position. Thus, once an individual is identified as a covered employee, the deduction limitation applies to the compensation paid to that individual, even after the individual no longer holds that position or has separated from service. Due to the elimination of the performance-based exception, cash incentive payments will be subject to the 162(m) limitation in the future. The Compensation Committee will continue to take into account the impact of 162(m) on the tax deductibility of compensation granted to the executive officers, but the Compensation Committee has authorized, and expects to continue to authorize, compensation that does not qualify for tax deductibility in order to provide a competitive compensation program that is aligned with stockholder interests.

56  •  Illumina, Inc. 2022 Proxy Statement

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

RESPECTFULLY SUBMITTED BY THE COMPENSATION COMMITTEE:

Gary S. Guthart, Ph.D. (Chair)

Caroline Dorsa

Robert S. Epstein, M.D.

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Executive Compensation

Summary Compensation Table

The following table provides information concerning the compensation of our NEOs for fiscal 2021 and, for those executive officers who were NEOs in both the 2021 and 2020 proxy statements, for fiscal 2020 and 2019, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)(2)		Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Francis deSouza	2021	1,088,462	—		11,000,700		2,227,500	16,972	14,333,634

Chief Executive Officer; Director	2020	1,090,385	—		10,000,153		630,000	13,055	11,733,593

	2019	1,028,462	—		—		403,200	90,287	1,521,949

Sam Samad	2021	544,231			2,500,560		495,000	19,830	3,559,621

Chief Financial Officer	2020	545,192	—		1,750,140		157,500	13,344	2,466,176

	2019	507,500	—		—		100,800	18,403	626,703

Robert Ragusa(5)(8)	2021	569,808	3,250,000	(6)	18,800,219	(7)	247,500	17,695	22,885,222

Former Chief Operations Officer

Alex Aravanis(8)	2021	538,462	—		4,000,443		495,000	17,602	5,051,507

Chief Technology Officer, Head of Research and Product Development	2020	288,462	100,000	(9)	5,000,360		23,077	4,945	5,416,844

Susan Tousi(8)	2021	532,692	—		4,000,443		495,000	13,354	5,041,489

Chief Commercial Officer	2020	493,269	—		2,500,113		142,500	19,540	3,155,422

Charles Dadswell(8)	2021	544,231	—		2,500,560		495,000	21,495	3,561,286

General Counsel

(1)	This reflects the grant date fair value of awards granted and is computed in accordance with FASB ASC Topic 718, based on the closing stock price on the grant date.
(2)	In fiscal 2019, the Compensation Committee made the determination to move the annual equity grants for executive officers to the first quarter of 2020.
(3)

Reflects performance-based cash incentives earned during fiscal 2021, 2020 and 2019 under Illumina’s executive officer cash incentive program, which were paid in the first fiscal quarter of 2022 and the third fiscal quarter of 2021, the third fiscal quarter of 2020, and the first fiscal quarter of 2020, respectively. The cash incentive program is described in the Compensation Discussion and Analysis under the caption “Performance-Based Cash Compensation.”

(4)

These amounts represent Company contributions to 401(k) plans, Company-paid physical exams and long-term disability premiums. These amounts include $3,767 and $70,546 in costs covered by the Company for Mr. deSouza in connection with his participation in sales incentive trips in 2021 and 2019, respectively.

(5)

Mr. Ragusa became an Illumina named executive officer in fiscal 2021. Mr. Ragusa resigned as Chief Operations Officer of Illumina and accepted the role of Chief Executive Officer of GRAIL, LLC in October 2021. This reflects compensation from both Illumina and GRAIL roles.

(6)	Represents a $3,000,000 sign-on bonus in connection with Mr. Ragusa accepting the role of CEO of GRAIL, LLC and a $250,000 bonus for work during 2021.
(7)

The amount for Mr. Ragusa reflects a cash-based equity appreciation award valued initially at $15.8 million and designed to track the value of GRAIL as a standalone entity. This award was granted to Mr. Ragusa in connection with his appointment as CEO of GRAIL, LLC, and vests in four 25% increments on each anniversary of the grant date over four years, and is subject to Mr. Ragusa’s continued service through each vesting date.

(8)	Mr. Ragusa and Mr. Dadswell became named executive officers in fiscal 2021. Ms. Tousi, and Dr. Aravanis became named executive officers in fiscal 2020.
(9)	Represents a sign-on bonus.

58  •  Illumina, Inc. 2022 Proxy Statement

Grants of Plan-Based Awards During Fiscal 2021

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (Annual Cash Incentive) ($ in thousands)			Estimated Future Payouts Under Equity Incentive Plan Awards (PSUs): Number of Shares(1)			All Other Stock Awards: Number of Shares or Stock or Units (#)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Award	Grant Date	Threshold	Target	Maximum	At Threshold	Target	Maximum

Francis deSouza	Cash	—	743	1,485	2,228	—	—	—	—	—

	PSU(1)	Feb. 10, 2021	—	—	—	9,167	18,334	32,085	—	8,250,300

	RSU(2)	Feb. 10, 2021	—	—	—	—	—	—	6,112	2,750,400

Sam Samad	Cash	—	165	330	495	—	—	—	—	—

	PSU(1)	Feb. 9, 2021	—	—	—	2,070	4,140	7,245	—	1,875,420

	RSU(2)	Feb. 9, 2021	—	—	—	—	—	—	1,380	625,140

Robert Ragusa	Cash	—	165	330	495	—	—	—	—	—

	PSU(1)	Feb. 9, 2021	—	—	—	2,484	4,967	8,692	—	2,250,051

	RSU(2)	Feb. 9, 2021	—	—	—	—	—	—	1,656	750,168

	CBEAA(3)	Oct. 14, 2021								$15,800,000	(4)

Alex Aravanis	Cash	—	165	330	495	—	—	—	—	—

	PSU(1)	Feb. 9, 2021	—	—	—	3,312	6,623	11,590	—	3,000,219

	RSU(2)	Feb. 9, 2021	—	—	—	—	—	—	2,208	1,000,224

Susan Tousi	Cash	—	165	330	495	—	—	—	—	—

	PSU(1)	Feb. 9, 2021	—	—	—	3,312	6,623	11,590	—	3,000,219

	RSU(2)	Feb. 9, 2021	—	—	—	—	—	—	2,208	1,000,224

Charles Dadswell	Cash	—	165	330	495	—	—	—	—	—

	PSU(1)	Feb. 9, 2021	—	—	—	2,070	4,140	7,245	—	1,875,420

	RSU(2)	Feb. 9, 2021	—	—	—	—	—	—	1,380	625,140

(1)	Performance share units (PSUs) will vest in their entirety on December 31, 2023, based on the achievement of pre-determined earnings per share targets for the fiscal year ending December 31, 2023.
(2)	Stock awards consist of RSUs that vest in four 25% increments on each anniversary of the grant date over four years. Vesting is subject to the individual’s continued service through each vesting date.
(3)

This reflects the grant date fair value of awards granted during fiscal 2021 and, other than with respect to the October 14, 2021 grant to Mr. Ragusa, is computed in accordance with FASB ASC Topic 718, based on the closing stock price on the grant date.

(4)

The amount for Mr. Ragusa reflects a cash-based equity appreciation award valued initially at $15.8 million and designed to track the value of GRAIL as a standalone entity. This award was granted to Mr. Ragusa in connection with his appointment as CEO of GRAIL, LLC, and vests in four 25% increments on each anniversary of the grant date over four years, and is subject to Mr. Ragusa’s continued service through each vesting date.

Illumina, Inc. 2022 Proxy Statement  •  59

Outstanding Equity Awards at Fiscal 2021 Year-End

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Francis deSouza	—	—	—	—	—	24,971(2)	9,499,967

	—	—	—	—	—	18,334(3)	6,974,987

	—	—	—	10,361(5)	3,941,739	—	—

Sam Samad	—	—	—	—	—	4,370(2)	1,662,523

	—	—	—	—	—	4,140(3)	1,575,022

	—	—	—	2,143(5)	815,283	—	—

Robert Ragusa(6)	—	—	—	—	15,800,000(7)	N/A	—

Alex Aravanis	—	—	—	—	—	9,885(2)	3,760,649

	—	—	—	—	—	6,623(3)	2,519,654

	—	—	—	2,471(4)	940,067	—	—

	—	—	—	1,656(5)	630,009	—	—

Susan Tousi	—	—	—	—	—	6,243(2)	2,375,087

	—	—	—	—	—	6,623(3)	2,519,654

	—	—	—	3,076(5)	1,170,233	—	—

Charles Dadswell	—	—	—	—	—	5,619(2)	2,137,692

	—	—	—	—	—	4,140(3)	1,575,022

	—	—	—	2,351(5)	894,414	—	—

(1)

With the exception of Mr. Ragusa’s award, market value of stock awards was determined by multiplying the number of unvested shares by $380.44, which was the closing market price of our common stock on The Nasdaq Global Select Market on December 31, 2021, the last trading day of fiscal 2021.

(2)

Stock awards consist of PSUs. PSUs vest at the end of a three-year performance period on January 1, 2023, and the number of shares issuable will range from 0% to 125% of the nominal shares approved in the award based on the Company’s performance relative to specified earnings per share targets at the end of the three-year performance period. Outstanding at fiscal 2021 year-end assumes a 100% issuance

(3)

Stock awards consist of PSUs. PSUs vest at the end of a three-year performance period on December 31, 2023, and the number of shares issuable will range from 0% to 175% of the nominal shares approved in the award based on the Company’s performance relative to specified earnings per share targets at the end of the three-year performance period. Outstanding at fiscal 2021 year-end assumes a 100% issuance.

(4)	Stock awards consist of RSUs that vest in four 25% increments on each anniversary of the grant date over four years.
(5)	Stock awards consist of RSUs that vest in four 25% increments on November 5th over four years.
(6)	All of Mr. Ragusa’s outstanding Illumina equity awards were canceled upon his resignation as Chief Operating Officer of Illumina.
(7)

The amount for Mr. Ragusa reflects a cash-based equity appreciation award valued initially at $15.8 million and designed to track the value of GRAIL as a standalone entity. This award was granted to Mr. Ragusa in connection with his appointment as CEO of GRAIL, LLC, and vests in four 25% increments on each anniversary of the grant date over four years, and is subject to Mr. Ragusa’s continued service through each vesting date.

60  •  Illumina, Inc. 2022 Proxy Statement

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Francis deSouza	—	—	26,650	9,165,800

Sam Samad	—	—	6,567	2,260,173

Robert Ragusa	—	—	7,000	3,459,680

Alex Aravanis	—	—	1,376	616,570

Susan Tousi	—	—	6,538	2,265,774

Charles Dadswell	—	—	6,046	2,064,969

(1)

Value realized on exercise of option awards is computed by determining the difference between the closing market price of our common stock on The Nasdaq Global Select Market on the dates of exercise and the exercise price per share exercised.

Nonqualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)(1)	Illumina Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Francis deSouza	—	—	182,660	—	1,386,992

Sam Samad	108,846	—	67,940	—	454,801

Robert Ragusa	254,885	227	251,554	301,368	3,296,076

Alex Aravanis	—	—	—	—	—

Susan Tousi	—	—	—	—	—

Charles Dadswell	—	—	—	—	—

(1)	Amounts included in the Summary Compensation Table in the “Salary” and “Non-Equity Incentive Plan Compensation” columns.
(2)	These amounts are not included in the Summary Compensation Table because plan earnings were not preferential or above market.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are disclosing the ratio of our principal executive officer’s annual total compensation to the annual total compensation of our median employee. The pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

During fiscal 2021, the principal executive officer of Illumina was our Chief Executive Officer, Francis deSouza. For fiscal 2021, the annual total compensation for Mr. deSouza was $14,333,634, and for our median employee was $115,398, resulting in an estimated pay ratio of 124:1.

In accordance with Item 402(u) of Regulation S-K, we identified the median employee by (i) aggregating for each applicable employee (A) annual base salary for permanent salaried employees, or hourly rate multiplied by expected annual work schedule, for hourly employees, as of December 31, 2021 (the median employee determination date), (B) the target bonus, commission, or incentive compensation for 2021, and (C) accounting value for all equity awards granted in 2021, and (ii) ranking this compensation measure for our employees from lowest to highest. This calculation was performed for all employees, excluding Mr. deSouza, whether employed on a full-time, part-time, or seasonal basis.

Illumina, Inc. 2022 Proxy Statement  •  61

Vote on Compensation

Proposal 3: Advisory Vote to Approve the Compensation of Our Named Executive Officers

As required by Section 14A of the Exchange Act, we are seeking an advisory vote to approve the compensation of the named executive officers as disclosed in the section of this proxy statement titled “Executive Compensation.” Accordingly, stockholders are being asked to vote on the following advisory resolution:

RESOLVED, that the compensation paid to Illumina’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.

We urge stockholders to read the “Compensation Discussion and Analysis” beginning on page 38 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our business objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 58 through 61, which provide detailed information on the compensation of our named executive officers. The Board of Directors and the Compensation Committee of the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has contributed to our recent and long-term success.

Vote Required for Approval

The vote is advisory and not binding on Illumina, the Board of Directors, or the Compensation Committee. Although not binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding executive compensation. Approval of the advisory resolution set forth above requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOREGOING RESOLUTION TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF ILLUMINA’S NAMED EXECUTIVE OFFICERS

62  •  Illumina, Inc. 2022 Proxy Statement

Proposal 4: Advisory Vote on Stockholder Proposal Regarding the Right of Stockholders to Call Special Meetings

In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, for which we and our Board accept no responsibility. As explained below, our Board unanimously recommends that you vote “AGAINST” the stockholder proposal.

James McRitchie, 9295 Yorkship Court, Elk Grove, California 95758, a beneficial owner of the Company’s common stock on the date the proposal was submitted, has notified the Company of his intent to present the following proposal at the annual meeting.

Proposal 4 – Right of Shareholder’s [sic] to Call Special Meetings

RESOLVED: Shareholders of Illumina Inc. [sic] (“Company”) hereby request the Board of Directors take the steps necessary to amend our bylaws and each appropriate governing document to give holders with an aggregate of 15% net long of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our Board’s current power to call a special meeting.

Supporting Statement

Our Company allows a majority of the Board to call a special meeting, whereas Delaware law provisions also permit companies to allow shareholders holding 10% of outstanding shareholder to call such meetings. A meaningful shareholder right to call a special meeting is a way to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. This is important because there could be 15-months between annual meetings.

Currently, over 70% of S&P 500 companies allow shareholders to call a special meeting. Over half of Russell 3000 companies also allow shareholders this right.

According to Proxy Insight’s “Resolution Tracker,” between August 2019 and May 2021 the topic of providing shareholders a right to call a special meeting won 57.5% at Electronic Arts, 70.2% at Sonoco Products, 52.3% at Verizon Communications, 97.3% at SPAR Group, 78.9% at FleetCor Technologies, 63.2% at Kellogg Company, 56.1% at Thermo Fisher Scientific, and 53.2% at Dollar General.

Large funds such as Vanguard, TIAA-CREF, BlackRock and SSgA Funds Management, Inc. (State Street) support the right of shareholders to call special meetings. For example, BlackRock includes the following in its proxy voting guidelines: “[S]hareholders should have the right to call a special meeting...”

This proposal should be seen in the context that shareholders at our Company also have no right to act by written consent.

We urge the Board to join the mainstream of major U.S. companies and establish a right for shareholders owning 15% of our outstanding common stock to call a special meeting.

Increase Long-Term Shareholder Value

Vote FOR the Right of Shareholders to Call Special Meetings – Proposal 4

Illumina, Inc. 2022 Proxy Statement  •  63

Illumina Opposing Statement

The Board recommends that stockholders vote “AGAINST” this proposal because it is unnecessary and not in the best interests of the Company or its stockholders in light of the Company’s binding proposal to permit stockholders to call special meetings set forth in Proposal 5 (the “Company Special Meeting Proposal”), the approval of which would require the amendment of the Company’s Certificate of Incorporation to allow one or more stockholders who own shares representing at least 25% of the outstanding shares of common stock of the Company to require the Company to call a special meeting of stockholders.

The Board believes that the stockholder proposal does not strike an appropriate balance between enhancing stockholder rights and adequately protecting stockholder interests. The Board recognizes that providing stockholders the ability to request special meetings is viewed by some stockholders as an important corporate governance practice. However, the Board believes that a small minority of stockholders should not be entitled to utilize the mechanism of special meetings for their own interests, which may not be shared more broadly by stockholders of the Company. Failure to aggregate sufficient stock ownership to reach the 25% ownership threshold would be a strong indicator that sufficient interest among the majority of stockholders does not exist to warrant calling a special meeting. Lowering this threshold risks giving a single stockholder or a very small group of stockholders a disproportionate amount of influence over the Company’s affairs. For this reason, the Board believes that the 25% ownership threshold in the Company Special Meeting Proposal is more appropriate than the 15% threshold in this stockholder proposal. Based on benchmarking against other public companies incorporated in the United States, including the companies included in the Company’s compensation peer group, among those that allow stockholders to call a special meeting, the majority have an ownership threshold of 25% or greater.

In addition, special meetings of the stockholders can be potentially disruptive to business operations and to long-term stockholder interests and can cause the Company to incur substantial expenses. Accordingly, the Board believes that special meetings of the stockholders should be extraordinary events. Likewise, the Board believes that stockholders should not be able to call special meetings in close proximity to an annual meeting or when the matters to be addressed have been recently considered or are planned to be considered at another meeting.

This stockholder proposal also is unnecessary given our commitment to strong and effective corporate governance principles. The Company maintains robust governance practices that promote Board accountability, including:

•	8 of the 9 director nominees are independent, the one exception being our CEO, Mr. deSouza;

•	the Chair of our Board, Mr. Thompson, is independent;

•	all four Board committees are comprised solely of independent directors;

•	we conduct annual director elections which are subject to a majority voting standard;

•	we conduct annual Board and committee assessments;

•	we provide for proxy access; and

•	we provide opportunities for our stockholders to communicate directly with any Board member.

64  •  Illumina, Inc. 2022 Proxy Statement

In light of these considerations, our Board believes that the Company Special Meeting Proposal strikes the appropriate balance between enhancing the rights of stockholders and adequately protecting long-term stockholder interests to provide that stockholders who satisfy the 25% ownership threshold and comply with certain additional procedures and limitations have the ability to require the Company to call a special meeting. After careful deliberation, our Board has determined that the Company Special Meeting Proposal set forth in Proposal 5, and not this stockholder proposal, is in the long-term, best interest of the Company and its stockholders.

Vote Required for Approval

The vote is advisory and not binding on Illumina or the Board of Directors. Approval of the advisory resolution set forth above requires the affirmative “for” vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE STOCKHOLDER PROPOSAL REGARDING THE RIGHT OF STOCKHOLDERS TO CALL SPECIAL MEETINGS

Illumina, Inc. 2022 Proxy Statement  •  65

Proposal 5: Vote to Approve an Amendment and Restatement of Our Certificate of Incorporation to Permit Stockholders to Call Special Meetings

Our Board has unanimously approved, and recommends that our stockholders approve, the amendment and restatement of our Amended and Restated Certificate of Incorporation (as amended and restated, the “New Certificate”) to enable stockholders to call special meetings as specified in our further amended and restated bylaws (the “New Bylaws”), which would allow stockholders who own 25% or more of our outstanding common stock and who comply with the other applicable requirements, including a one-year holding period and procedures set forth in our bylaws, as amended from time to time, to call a special meeting of the stockholders (the “Company Special Meeting Proposal”). Currently, only a majority of our Board may call a special meeting of Illumina’s stockholders. The description in this Proposal 5 should be read in conjunction with the full text of the New Certificate, which is included as Appendix A to this Proxy Statement and is marked to show the proposed modifications, and the full text of Section 2.3 of the New Bylaws, which is included as Appendix B to this Proxy Statement and is marked to show the proposed modifications.

If Proposal 5 is approved by our stockholders, we will promptly file the New Certificate with the Secretary of State of the State of Delaware. The Board has also adopted the New Bylaws, which will be effective upon the approval of this proposal to amend our Amended and Restated Certificate of Incorporation and the subsequent filing of the New Certificate, to implement the special meeting right, which includes, among other things, the procedural and informational requirements described below.

Reasons for the Company Special Meeting Proposal

While our Board recognizes that providing stockholders the ability to request special meetings is viewed by some stockholders as an important corporate governance practice, special meetings should only be called to discuss critical, time-sensitive issues that cannot be delayed until Illumina’s next annual meeting. Further, special meetings impose significant costs, both administrative and operational. Our Board and executive management team must devote significant time and attention to preparing for a special meeting, taking their attention away from their primary focus of overseeing and operating Illumina’s business in the best interest of our stockholders.

For these reasons, our Board believes that a small percentage of stockholders should not be able to call a special meeting for their own narrow interests. Our Board believes that a 25% common stock ownership threshold, with appropriate procedural requirements and limitations, including a one-year holding period, sets an appropriate level that ensures a stockholder right to require the Company to call a special meeting in the event of a critical, time-sensitive issue, while still adequately protecting the long-term interests of the Company and its stockholders. Our Board also notes that of those S&P 500 companies incorporated in the United States that allow stockholders to call a special meeting, over half require an ownership threshold of 25% or greater.

66  •  Illumina, Inc. 2022 Proxy Statement

Overview of Related Changes to the New Certificate and New Bylaws

If the Company Special Meeting Proposal is approved by our stockholders, the amendments in the New Certificate and the New Bylaws to implement the special meeting right will become effective, which include, among other things, provisions setting forth the procedural and informational requirements described below. Our Board believes that these requirements are important to protect the long-term interests of the Company and its stockholders by deterring abuse of the right to call a special meeting. Among other things, these procedural and informational requirements ensure that the Company avoids duplicative and unnecessary special meetings addressing matters recently considered by stockholders or that stockholders will soon consider at an upcoming stockholder meeting. In addition, they provide certain protections so that the special meeting right is not abused by short-term stockholders; certain protections with respect to stockholders that may benefit financially from a decline in the market price of the Company’s stock; and provide the Company with adequate information regarding the identity of the requesting stockholders and the matters proposed to be addressed at the special meeting. These requirements are expected to include:

•

Any special meeting request must set forth information regarding the specific purpose(s) and business proposed to be conducted at the special meeting and information regarding the requesting stockholder(s).

•

The requesting stockholders must demonstrate that they have owned 25% or more of Illumina’s outstanding common stock for at least one year. Ownership of Illumina’s common stock will be determined based on a “net long” ownership definition (generally requiring full voting and investment rights and full economic interest with respect to the shares).

•	The secretary of Illumina (the “Secretary”) will not be required to call a special meeting of stockholders if:

•	the procedures in our bylaws, as amended from time to time, are not complied with;

•	the business requested to be conducted at the special meeting is not a proper subject for stockholder action under applicable law;

•

an identical or substantially similar item of business is to be covered at a stockholder meeting called by the Board to be held within sixty (60) days after the request is received or an identical or substantially similar item was presented at a meeting held within the one hundred and twenty (120) days prior to the receipt of notice for the requested special meeting;

•

the request is received by the Secretary during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; or

•	in certain cases, the requesting stockholders revoke their request or their stock ownership falls below the 25% ownership threshold.

•

The business conducted at any special meeting requested by stockholders will be limited to the purposes stated in the request for the special meeting, but the Board may include additional matters for consideration.

Illumina, Inc. 2022 Proxy Statement  •  67

Vote Required for Approval

The affirmative vote of a majority of our outstanding voting securities, voting as a single class, is required to approve this proposal. If you abstain from voting on this proposal, the abstention will have the same effect as a vote against.

If our stockholders do not approve the Company Special Meeting Proposal by the requisite vote, then the New Certificate will not be filed with the Secretary of State of the State of Delaware, the New Bylaws will not become effective and our stockholders will not have the ability to require us to call a special meeting. Approval of the Company Special Meeting Proposal is not conditioned on approval or disapproval of the stockholder proposal set forth in Proposal 4, which means that the effects of approval or disapproval of the Company Special Meeting Proposal are not affected by approval or disapproval of the stockholder proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION AND APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO CALL SPECIAL MEETINGS

68  •  Illumina, Inc. 2022 Proxy Statement

Our Stockholders

Stock Ownership

The following table sets forth the number of shares of our common stock beneficially owned by each of our directors and director nominees and each named executive officer, and by all of our directors, director nominees, and executive officers as a group.

The information set forth below is as of February 28, 2022, and is based upon information supplied or confirmed by the named individuals. The address of each person named in the table below is c/o Illumina, Inc., 5200 Illumina Way, San Diego, California 92122.

Name	Common Stock Beneficially Owned (Excluding Stock Options)(1)	Stock Options Exercisable Within 60 Days of February 28, 2022(2)	Total Common Stock Beneficially Owned(1)(2)	Percent of Common Stock(3)

Francis deSouza	69,082	—	69,082	*

Sam Samad	7,072	—	7,072	*

Robert Ragusa	5,147	—	5,147	*

Alex Aravanis	43	—	43	*

Susan Tousi	39,007	—	39,007	*

Charles Dadswell	3,730	—	3,730	*

Jay T. Flatley(4)	—	—	—	*

John W. Thompson	8,049	—	8,049	*

Frances Arnold	10,927	—	10,927	*

Caroline D. Dorsa	7,620	—	7,620	*

Robert S. Epstein	5,543	7,600	13,143	*

Scott Gottlieb	1,358	—	1,358	*

Gary S. Guthart	5,442	—	5,442	*

Philip W. Schiller	10,048	—	10,048	*

Susan E. Siegel	4,006	—	4,006	*

All directors, director nominees, and executive officers as a group (20 persons, including those directors and executive officers named above)	187,755	7,600	195,355	*

*	Represents beneficial ownership of less than one percent (1%) of the issued and outstanding shares of common stock.
(1)

Includes shares of stock beneficially owned as of February 28, 2022. Also includes restricted stock and performance stock units, or RSUs and PSUs, vesting within 60 days of February 28, 2022. An RSU represents a conditional right to receive one share of our common stock at a specified future date.

(2)	Includes stock options that are exercisable as of February 28, 2022, and stock options that vest, or become exercisable, within 60 days of February 28, 2022.
(3)	Percentage ownership is based on 157,075,455 shares of common shares of common stock outstanding on February 28, 2022.
(4)	Mr. Flatley stepped down from the Board in May 2021.

Illumina, Inc. 2022 Proxy Statement  •  69

As of February 28, 2022, the following are the only persons known to us to be the beneficial owner of more than five percent of our common stock:

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock(1)

Baillie Gifford & Co.(2) Calton Square, 1 Greenside Row Edinburgh EH1 3AN Scotland UK	20,480,537	13.0%

The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	12,199,522	7.8%

BlackRock, Inc.(4) 55 East 52nd Street New York, NY 10055	11,784,218	7.5%

Edgewood Management LLC(5) 600 Steamboat Road, Suite 103 Greenwich, CT 06830	8,742,202	5.6%

1)	Percentage ownership is based on 157,075,455 shares of common shares of common stock outstanding on February 28, 2022.
2)

This information is based on a Schedule 13G/A filed with the SEC on January 20, 2022. Baillie Gifford & Co. reports that it has sole voting power with respect to 16,116,319 shares and sole dispositive power with respect to 20,480,537 shares.

3)

This information is based on a Schedule 13G/A filed with the SEC on February 10, 2022. The Vanguard Group reports that it has sole voting power with respect to 256,928 shares, sole dispositive power with respect to 11,567,624 shares, and shared dispositive power with respect to 631,898 shares.

4)

This information is based on a Schedule 13G/A filed with the SEC on February 3, 2022. BlackRock reports that it has sole voting power with respect to 10,382,121 shares and sole dispositive power with respect to 11,784,218 shares

5)

This information is based on a Schedule 13G filed with the SEC on February 14, 2022. Edgewood Management LLC reports that it has sole voting power with respect to 8,524,450 shares and sole dispositive power with respect to 8,742,202 shares

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during fiscal 2021 each of our executive officers, directors, and greater than 10% beneficial owners were in compliance with applicable Section 16(a) filing requirements, except late filings on Form 4 for Dr. Aravanis on September 3, 2021, Ms. Hoyt on September 8, 2021, and Ms. Reeves on November 5, 2021.

70  •  Illumina, Inc. 2022 Proxy Statement

Users’ Guide

General Information

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Illumina, Inc. for the 2022 Annual Meeting of Stockholders. This proxy statement and accompanying proxy are being mailed to our stockholders on or about April         , 2022, concurrently with the mailing of our annual report on Form 10-K for the fiscal year ended January 2, 2022.

How may I attend and participate in the annual meeting?

We will be hosting the 2022 annual meeting live via the internet. There will not be a physical location for the annual meeting.

Our Board annually considers the appropriate format of our annual meeting. Our virtual annual meeting allows stockholders to submit questions and comments before and during the meeting. After the meeting, we will spend up to 15 minutes answering stockholder questions. To the extent time doesn’t allow us to answer all of the submitted questions, we will answer them in writing on our investor relations website, at investor.illumina.com, soon after the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Our virtual format allows stockholders from around the world to participate and ask questions and for us to give thoughtful responses.

Any stockholder can listen to and participate in the annual meeting live via the internet at www.virtualshareholdermeeting.com/ilmn2022. Stockholders may begin submitting written questions through the internet portal at 8:45 a.m. (Pacific time) on May 26, 2022, and the webcast of the annual meeting will begin at 9:00 a.m. (Pacific time) that day.

Stockholders may also vote while connected to the annual meeting on the internet. You will need the control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions.

Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ilmn2022.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

If you do not have your control number, you will be able to listen to the meeting only — you will not be able to vote or submit questions.

Illumina, Inc. 2022 Proxy Statement  •  71

What is the purpose of the annual meeting?	At our annual meeting, stockholders will act upon the matters described in this proxy statement. In addition, management will report on the performance of Illumina and respond to questions from stockholders.

What am I voting on at the annual meeting?

Stockholders will be asked to vote on three proposals. The proposals are to:

1. Elect as directors the nine nominees named in this proxy statement to hold office for one year or until his or her successor is elected;

2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023;

3. Hold an advisory vote to approve the compensation paid to the “named executive officers” as disclosed in this proxy statement;

4. Hold an advisory vote on a stockholder proposal regarding the right of stockholders to call special meetings; and

5. Hold a vote to approve an amendment and restatement of our Certificate of Incorporation to permit stockholders to call special meetings.

Could other matters be decided at the annual meeting?	Our bylaws require that we receive advance notice of any proposal to be brought before the annual meeting by our stockholders, and we have not received notice of any such proposals. If any other matter were to come before the annual meeting, the proxy holders appointed by the Board of Directors will have the discretion to vote on those matters for you.

What is the recommendation of the Board on each of the matters scheduled to be voted on at the annual meeting?

The Board of Directors recommends that you vote:

•  FOR each of the nominees to the Board of Directors (Proposal 1);

•  FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023 (Proposal 2);

•  FOR approval, on an advisory basis, of the compensation paid to the “named executive officers” as disclosed in this proxy statement (Proposal 3);

•  AGAINST approval, on an advisory basis, of a stockholder proposal regarding the right of stockholders to call special meetings (Proposal 4); and

•  FOR approval of an amendment and restatement to our Certificate of Incorporation to permit stockholders to call special meetings (Proposal 5).

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Who can vote at the annual meeting?

Only holders of our common stock as of March 31, 2022, the record date, or such holders’ proxies are entitled to notice of and to vote on the matters listed in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders.

At the close of business on the record date, there were          shares of common stock outstanding and entitled to vote.

You have one vote for each share of common stock that you hold. A list of stockholders entitled to vote at the annual meeting will be available for examination at our principal executive offices at the address listed above for a period of 10 days prior to the annual meeting, and during the annual meeting such list will be available for examination at www.virtualshareholdermeeting.com/ilmn2022.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record. You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A.

Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like many of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or other nominee with instructions on how to vote your shares, your broker or other nominee may be able to vote your shares with respect to some of the proposals, but not all. Please see “What will happen if I do not vote my shares?” below for additional information.

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How do I vote and what are the voting deadlines?	Stockholders of Record. If you are a stockholder of record, there are several ways for you to vote your shares.

Via the Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). Votes submitted through the internet must be received by 11:59 p.m. (Eastern time) on May 25, 2022.

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). Votes submitted by telephone must be received by 11:59 p.m. (Eastern time) on May 25, 2022.

By Mail. If you received printed proxy materials, you may submit your vote by completing, signing, and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than May 25, 2022, to be voted at the annual meeting.

During the Annual Meeting. Instructions on how to vote while participating in our annual meeting live via the internet are posted at www.virtualshareholdermeeting.com/ilmn2022. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

If you vote via the internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated, and returned your proxy card. If you vote via the internet or by telephone, you do not need to return your proxy card.

Beneficial Owners. If you are a beneficial owner of your shares, you should have received a Notice of Internet Availability of Proxy Materials or voting instructions from the broker or other nominee holding your shares. You should follow the instructions in the Notice of Internet Availability of Proxy Materials or voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and internet voting will depend on the voting process of the broker or nominee. Shares held beneficially may not be voted during our annual meeting.

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Can I revoke or change my vote after I submit my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke or change your vote at any time before the final vote at the annual meeting by:

•  signing and returning a new proxy card with a later date;

•  submitting a later-dated vote by telephone or via the internet — only your latest internet or telephone proxy received by 11:59 p.m. (Eastern time) on May 25, 2022, will be counted;

•  participating in the annual meeting live via the internet and voting again; or

•  delivering a written revocation to our Corporate Secretary at Illumina, Inc., 5200 Illumina Way, San Diego, California 92122, Attention: Corporate Secretary, to be received no later than May 25, 2022.

Beneficial Owners. If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for revoking or changing your vote.

What will happen if I do not vote my shares?

Stockholders of Record. If you are the stockholder of record and you do not vote by proxy card, by telephone, via the internet before the annual meeting, or during the annual meeting via live webcast, your shares will not be voted at the annual meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those matters on which it has discretion to vote. Under the rules of the New York Stock Exchange, or NYSE, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 3, 4, and 5. However, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 2. The broker’s inability to vote on non-discretionary matters for which the broker has not received instructions from the beneficial owner is referred to as a “broker non-vote.” Please see “What is a ‘broker non- vote’?” below for more information.

What is a “broker non-vote”?	The NYSE has rules that govern brokers who have record ownership of listed Company stock (including stock such as ours that is listed on The Nasdaq Global Select Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares held by such clients on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). Under current NYSE interpretations, Proposals 1, 3, 4, and 5 are considered non-discretionary matters and Proposal 2 is considered a discretionary matter.

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What is the effect of a broker non-vote?

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the annual meeting because brokers will have discretionary authority to vote on Proposal 2. Broker non-votes will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to non-discretionary matters. Thus, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on Proposals 1, 3, 4 and 5.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials?

Pursuant to rules adopted by the SEC, we are making this proxy statement available to our stockholders electronically via the internet. On or about April     , 2022, we will mail the Notice of Internet Availability of Proxy Materials to stockholders who held shares at the close of business on the record date, other than those stockholders who previously requested paper delivery or other forms of electronic communications from us. The Notice of Internet Availability of Proxy Materials contains instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our annual report on Form 10-K for the fiscal year ended January 2, 2022. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of the proxy statement. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of printing and distributing our proxy materials.

What does it mean if I receive more than one proxy card or Notice of Internet Availability of Proxy Materials?

If you receive more than one proxy card or Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the Notice of Internet Availability of Proxy Materials on how to access each proxy card and vote each proxy card over the internet or by telephone. If you received paper proxy materials by mail, please complete, sign, and return each proxy card to ensure that all of your shares are voted.

Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the annual meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to cast your vote. For additional information please see “How do I vote and what are the voting deadlines?” above.

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How is a quorum obtained, and why is a quorum required?

Under applicable state law and our governing instruments, we may only hold the annual meeting if a quorum is present. A quorum will be present if holders of a majority of the outstanding shares of common stock entitled to vote on a matter at the annual meeting are present or represented by proxy at the meeting. As of the close of business on the record date, we had          shares of common stock outstanding and entitled to vote at the annual meeting, meaning that                      shares of common stock must be represented in person or by proxy to have a quorum. If a quorum is not present at the annual meeting, the meeting may be adjourned until a quorum is obtained. If you are a stockholder of record and submit a proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to provide voting instructions on any of the proposals described in this proxy statement and listed on the proxy card. If your shares are held in the name of your broker or other nominee, and you do not tell your broker or other nominee how to vote your shares, these shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

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How many votes are required to approve each proposal?
Proposal	Vote Required	Votes that May be Cast	Board of Directors’ Recommendation

Proposal 1 — Election of nine nominees to the Board of Directors	A nominee for director will be elected if the votes cast FOR such nominee exceed the votes cast AGAINST such nominee	FOR, each nominee AGAINST, each nominee ABSTAIN, each nominee Shares voted “ABSTAIN” will have no effect on the election of directors	FOR, each nominee

Proposal 2 — Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023	Majority of the shares present in person or represented by proxy and entitled to vote on the proposal must vote FOR in order for this proposal to pass	FOR AGAINST ABSTAIN If you abstain from voting on this proposal, the abstention will have the same effect as an “AGAINST” vote	FOR

Proposal 3 — Advisory vote to approve the compensation of the “named executive officers” as disclosed in this proxy statement	Majority of the shares present in person or represented by proxy and entitled to vote on the proposal must vote FOR in order for this proposal to pass	FOR AGAINST ABSTAIN If you abstain from voting on this proposal, the abstention will have the same effect as an “AGAINST” vote	FOR

Proposal 4 — Advisory vote on a stockholder proposal regarding the right of stockholders to call special meetings	Majority of the shares present in person or represented by proxy and entitled to vote on the proposal must vote FOR in order for this proposal to pass	FOR AGAINST ABSTAIN If you abstain from voting on this proposal, the abstention will have the same effect as an “AGAINST” vote	AGAINST

Proposal 5 — Vote to approve an amendment and restatement of our Certificate of Incorporation to permit stockholders to call special meetings	Majority of the shares present in person or represented by proxy and entitled to vote on the proposal must vote FOR in order for this proposal to pass	FOR AGAINST ABSTAIN If you abstain from voting on this proposal, the abstention will have the same effect as an “AGAINST” vote	FOR

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How can I find the voting results of the annual meeting?

Preliminary results will be announced at the annual meeting. Final results also will be published in a current report on Form 8-K to be filed with the SEC within four business days after the annual meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Who is conducting this proxy solicitation?

Illumina’s Board of Directors is soliciting your vote for matters being submitted for stockholder approval at the annual meeting. Solicitation may be made by our directors, officers, and other Illumina employees telephonically, electronically, or by other means of communication. Directors, officers, and employees who help us in the solicitation will not be separately compensated for those services, but they may be reimbursed by Illumina for their out-of-pocket expenses incurred in connection with the solicitation. Brokerage houses, nominees, fiduciaries, and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed by Illumina for their reasonable out-of-pocket expenses incurred in sending proxy materials to beneficial owners. The total cost of the solicitation will be borne by Illumina.

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Stockholder Proposals for our 2023 Annual Meeting

Under SEC Rule 14a-8, a stockholder who intends to present a proposal at our 2023 annual meeting of stockholders (other than a director nomination) and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to our principal executive offices. The proposal must be received no later than                 , 2022. The proposal and its proponent must satisfy all applicable requirements of Rule 14a-8.

Our bylaws permit a stockholder or group of stockholders (up to 20) who have owned at least three percent of our common stock for at least three years to submit director nominees (up to the greater of two nominees or 20% of the Board, as determined in accordance with the bylaws) for inclusion in our proxy statement if the nominating stockholder(s) satisfies the requirements specified in the bylaws. With respect to stockholder nominees for director election submitted for inclusion in our proxy statement for our 2023 annual meeting, written notice of nominations must be provided by the stockholder proponent(s) to us in accordance with our bylaws. The notice must be delivered to, or mailed and received by, our Corporate Secretary between                , 2022, and                , 2022. These deadlines are based on the 150th day and 120th day, respectively, before the one-year anniversary of the date of the proxy statement for the 2022 annual meeting (which date, for purposes of our bylaws, is April    , 2022). The ability to include a nominee in our proxy statement is subject to the terms and conditions set forth in our bylaws.

With respect to stockholder nominees for director election at our 2023 annual meeting (other than nominees submitted for inclusion in our proxy materials) and stockholder proposals for consideration at our 2023 annual meeting that are not submitted for inclusion in our proxy materials under Rule 14a-8, written notice of nominations and proposals must be provided by the stockholder proponent to us in accordance with our bylaws. The notice must be delivered to, or mailed and received by, our Corporate Secretary between                , 2023, and                , 2023 and must comply with all applicable provisions of our bylaws. You may obtain a copy of our bylaws by writing to the Corporate Secretary at the address shown on the cover of this proxy statement.

Other Matters

As of the date of this proxy statement, we know of no other matters that will be presented for consideration at the annual meeting. If any other matters properly come before the meeting, it is the intention of the proxy agent named in the enclosed form of proxy to vote the shares represented as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

Householding

Our annual report on Form 10-K for the fiscal year ended January 2, 2022, including our audited financial statements for fiscal 2021, is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, in certain circumstances only one annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, will be mailed to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing an address. If your household has received only one annual report, proxy

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statement, or Notice of Internet Availability of Proxy Materials, as applicable, we will deliver promptly a separate copy of the annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to any stockholder who sends a written request to the Corporate Secretary of Illumina, Inc. at 5200 Illumina Way, San Diego, California 92122, Attention: Corporate Secretary, or makes an oral request to the office of the Corporate Secretary at (858) 202- 4500. If your household is receiving multiple copies of our annual reports, proxy statements, or Notices of Internet Availability of Proxy Materials and you wish to request delivery of a single copy, you may send a written request to Illumina, Inc., 5200 Illumina Way, San Diego, California 92122, Attention: Corporate Secretary.

Where You Can Find More Information

We maintain an internet site at www.illumina.com. We use our website as a channel of distribution of material Company information. Our website and the information posted on it or connected to it shall not be deemed to be incorporated by reference into this proxy statement.

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Appendix A: Proposed Amended and Restated Certificate of Incorporation

Amended and Restated Certificate of Incorporation

of

Illumina, Inc.

Illumina, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the “corporation”), hereby certifies as follows:

1.	The present name of the corporation is Illumina, Inc. The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on May 16, 2000.

2.	This Amended and Restated Certificate of Incorporation restates and integrates, and also further amends, the provisions of the Amended and Restated Certificate of Incorporation of the corporation.

3.

This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	Pursuant to Sections 242 and 245 of the DGCL, the text of the Amended and Restated Certificate of Incorporation of the corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

The name of this corporation is Illumina, Inc.

ARTICLE II

The address of the corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

The corporation is authorized to issue two classes of shares of stock, which shall be designated, respectively, Common Stock, $0.01 par value per share, and Preferred Stock, $0.01 par value per share. The total number of shares that the corporation is authorized to issue is 330,000,000 shares. The number of shares of Common Stock authorized is 320,000,000. The number of shares of Preferred Stock authorized is 10,000,000.

The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the board of directors (authority to do so being hereby expressly vested in the board). The board of directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred

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Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

The authority of the board of directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

(a)	the distinctive designation of such class or series and the number of shares to constitute such class or series;

(b)

the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(c)	the right or obligation, if any, of the corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

(d)

the special and relative rights and preferences, if any, and the amount or amounts per share that the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation;

(e)

the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(f)

the obligation, if any, of the corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(g)	voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

(h)	limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

(i)

such other preferences, powers, qualifications, special or relative rights and privileges thereof as the board of directors of the corporation, acting in accordance with this Amended and Restated Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Amended and Restated Certificate of Incorporation.

ARTICLE V

The corporation reserves the right to amend, alter, change, or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.

ARTICLE VI

The corporation is to have perpetual existence.

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ARTICLE VII

1. Limitation of Liability. To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or as may hereafter be amended, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

2. Indemnification. The corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or interstate is or was a director or officer of the corporation, or any predecessor of the corporation, or serves or served at any other enterprise as a director, officer or employee at the request of the corporation or any predecessor to the corporation and may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was an employee of the corporation, or any predecessor of the corporation, or serves or served at any other enterprise as a director, officer or employee at the request of the corporation or any predecessor to the corporation.

3. Amendments. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of ~~the corporation’s~~this Amended and Restated Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

ARTICLE VIII

In the event any shares of Preferred Stock shall be redeemed or converted pursuant to the terms hereof, the shares so converted or redeemed shall not revert to the status of authorized but unissued shares, but instead shall be canceled and shall not be re-issuable by the corporation.

ARTICLE IX

Holders of stock of any class or series of the corporation shall not be entitled to cumulate their votes for the election of directors or any other matter submitted to a vote of the stockholders, unless such cumulative voting is required pursuant to ~~Sections~~Section 214 of the ~~Delaware~~ General Corporation Law of the State of Delaware, in which event each such holder shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and the holder may cast all of such votes for a single director or may distribute them among the number of directors to be voted for, or for any two or more of them as such holder may see fit, so long as the name of the candidate for director shall have been placed in nomination prior to the voting and the stockholder, or any other holder of the same class or series of stock, has given notice at the meeting prior to the voting of the intention to cumulate votes.

1. Number of Directors. The number of directors which constitutes the whole ~~Board~~board of ~~Directors~~directors of the corporation shall be designated in the Amended and Restated Bylaws of the corporation. The directors shall, until the annual meeting of stockholders to be held in 2022, be divided, with respect to the time for which

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they severally hold office, into three classes. The term of office of the class of directors elected at the annual meeting of stockholders held in 2019 shall expire at the 2022 annual meeting of stockholders; the term of office of the class of directors elected at the annual meeting of stockholders held in 2020 shall expire at the 2021 annual meeting of stockholders; and the term of office of the class of directors elected at the annual meeting of stockholders held in 2021 shall expire at the 2022 annual meeting of stockholders. At each annual meeting of stockholders, commencing with the 2020 annual meeting of stockholders, directors shall be elected for a term of office to expire at the annual meeting of stockholders held in the year following the year of their election, with each director to hold office until his or her successor shall been duly elected and qualified, or, if earlier, such director’s death, resignation, retirement, disqualification or removal from office.

2. Election of Directors. Elections of directors need not be by written ballot unless the Amended and Restated Bylaws of the corporation shall so provide.

3. Removal of Directors. So long as the directors are divided into three classes, they may be removed only for cause by the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors

ARTICLE X

In furtherance and not in limitation of the powers conferred by statute, the ~~Board~~board of ~~Directors~~directors is expressly authorized to make, alter, amend or repeal the Amended and Restated Bylaws of the corporation.

ARTICLE XI

No action shall be taken by the stockholders of the corporation except at an annual or special meeting of the stockholders called in accordance with this Article XI and the Amended and Restated Bylaws~~, no special meetings~~ of the ~~stockholders shall be called by stockholders without approval of the Board of Directors,~~corporation and no action, including the removal of directors without cause, shall be taken by stockholders by written consent. The affirmative vote of a majority of the then outstanding voting securities of the corporation, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Article IX, Article X or Article XII of this Amended and Restated Certificate of Incorporation or Sections ~~2.3 (Special Meeting),~~ 2.4 (Notice of Stockholders’ ~~Meeting), 2.4 (Advanced Notice of Stockholder Nominees and Stockholder Business), 2.8 (Voting), or 2.10 (Stockholder Action by Written Consent Without a Meeting~~Meetings), 2.8 (Voting; Participation), or 3.2 (Number of Directors~~) of the corporation’s Amended and Restated Bylaws.~~; Election; and Term of Office of Directors) of the Amended and Restated Bylaws of the corporation.

1.

Special Meeting. Except as otherwise required by law, a special meeting of the stockholders may be called, at any time for any purpose or purposes, only by (i) the board of directors or (ii) the secretary of the corporation at the written request in proper form, made in accordance with the Amended and Restated Bylaws of the corporation, by one or more record holders (or their duly authorized agent(s)) having an aggregate “net long position” (defined below) of at least twenty-five percent (25%) of the outstanding Common Stock of the corporation as of the date such request is delivered to the corporation, and having held such net long position continuously for at least one year prior to the date such request is delivered to the corporation (the “Requisite Special Meeting Percent”). Any disposition by a requesting party (as defined below) after the date such request is delivered to the

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corporation of any shares of Common Stock of the corporation shall be deemed a revocation of such request with respect to such shares and such shares will not be included in determining whether the Requisite Special Meeting Percent has been satisfied.

(a)

For purposes of this Article XI and determining the Requisite Special Meeting Percent, “net long position” shall be determined with respect to each record holder requesting a special meeting and each beneficial owner who is directing a record holder to act on such owner’s behalf (each record holder and beneficial owner, a “requesting party”) in accordance with the definition thereof set forth in Rule 14e-4 under the Securities Exchange Act of 1934, as amended, provided that:

(i)

for purposes of such definition, in determining such requesting party’s “short position,” the reference in such Rule to (A) “the date that a tender offer is first publicly announced or otherwise made known by the bidder to holders of the security to be acquired” shall be the date the relevant special meeting request is delivered to the corporation and all dates in the one-year period prior thereto, (B) the “highest tender offer price or stated amount of the consideration offered for the subject security” shall refer to the closing sales price of the Common Stock of the corporation on The NASDAQ Global Select Market (or such other securities exchange designated by the board of directors if the Common Stock of the corporation is not listed for trading on The NASDAQ Global Select Market) on such corresponding date (or, if such date is not a trading day, the next succeeding trading day), (C) the “person whose securities are the subject of the offer” shall refer to the corporation and (D) a “subject security” shall refer to the issued and outstanding shares of Common Stock of the corporation; and

(ii)

the net long position of such requesting party shall be reduced by the number of shares of Common Stock of the corporation as to which the board of directors determines that such requesting party does not, or will not, have the right to vote or direct the vote at such special meeting or as to which the board of directors determines that such requesting party has entered into any derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares.

Whether a requesting party has complied with the requirements of this Article XI shall be determined in good faith by the board of directors, which determination shall be conclusive and binding on the corporation and the stockholders. Additional requirements for calling a special meeting of the stockholders of the corporation may be set forth in the Amended and Restated Bylaws of the corporation. Nothing herein shall be construed to give any stockholder a right to fix the date, time, or place, if any, of, or to fix any record date for, any special meeting of the stockholders of the corporation.

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ARTICLE XII

Meetings of stockholders may be held within or without the State of Delaware, as the Amended and Restated Bylaws of the corporation may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the ~~Board~~board of ~~Directors~~directors or in the Amended and Restated Bylaws of the corporation.

~~ARTICLE XIII~~

~~This Amended and Restated Certificate of Incorporation shall be effective as of the date of the closing of the Corporation’s initial public offering.~~

[Remainder of Page Intentionally Left Blank]

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Appendix B: Proposed Amended and Restated Bylaws

BYLAWS

OF

ILLUMINA, INC.

Amended and Restated

as of ~~June 6~~[•], ~~2019~~2022

ARTICLE I CORPORATE OFFICES	1
1.1. REGISTERED OFFICE	1
1.2. OTHER OFFICES	1
ARTICLE II MEETINGS OF STOCKHOLDERS	1
2.1. PLACE OF MEETINGS	1
2.2. ANNUAL MEETING	1
2.3. SPECIAL MEETING	1
2.4. NOTICE OF STOCKHOLDERS’ MEETINGS	~~1~~4
2.5. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE	~~2~~4
2.6. QUORUM	~~2~~4
2.7. ADJOURNED MEETING; NOTICE	~~2~~4
2.8. VOTING; PARTICIPATION	~~2~~4
2.9. WAIVER OF NOTICE	~~3~~5
2.10. RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS	~~3~~5
2.11. PROXIES	~~3~~5
2.12. LIST OF STOCKHOLDERS ENTITLED TO VOTE	~~3~~6
2.13. NOMINATIONS FOR DIRECTORS	~~4~~6
2.14. PROXY ACCESS FOR DIRECTOR NOMINATIONS	~~6~~8
2.15. BUSINESS AT MEETINGS OF STOCKHOLDERS	~~12~~14
ARTICLE III DIRECTORS	~~13~~16
3.1. POWERS	~~13~~16
3.2. NUMBER OF DIRECTORS; ELECTION; AND TERM OF OFFICE OF DIRECTORS	~~13~~16
3.3. QUALIFICATION OF DIRECTORS	~~14~~16
3.4. RESIGNATION AND VACANCIES	~~14~~16
3.5. PLACE OF MEETINGS; MEETINGS BY TELEPHONE	~~14~~17
3.6. FIRST MEETINGS	~~15~~17
3.7. REGULAR MEETINGS	~~15~~17
3.8. SPECIAL MEETINGS; NOTICE	~~15~~17
3.9. QUORUM	~~15~~18
3.10. WAIVER OF NOTICE	~~15~~18
3.11. ADJOURNED MEETING; NOTICE	~~15~~18
3.12. BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING	~~16~~18
3.13. FEES AND COMPENSATION OF DIRECTORS	~~16~~18
3.14. APPROVAL OF LOANS TO OFFICERS	~~16~~18
3.15. REMOVAL OF DIRECTORS	~~16~~19
3.16. MAJORITY VOTING	~~16~~19
ARTICLE IV COMMITTEES	~~16~~19
4.1. COMMITTEES OF DIRECTORS	~~16~~19
4.2. COMMITTEE MINUTES	~~17~~19
4.3. MEETINGS AND ACTION OF COMMITTEES	~~17~~20
ARTICLE V OFFICERS	~~17~~20
5.1. OFFICERS	~~17~~20
5.2. ELECTION OF OFFICERS	~~18~~20
5.3. SUBORDINATE OFFICERS	~~18~~20
5.4. REMOVAL AND RESIGNATION OF OFFICERS	~~18~~20
5.5. VACANCIES IN OFFICES	~~18~~20
5.6. CHAIRMAN OF THE BOARD	~~18~~21
5.7. CHIEF EXECUTIVE OFFICER	~~18~~21
5.8. PRESIDENT	~~18~~21
5.9. VICE PRESIDENT	~~19~~21

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5.10. SECRETARY	~~19~~21
5.11. TREASURER	~~19~~21
5.12. ASSISTANT SECRETARY	~~19~~22
5.13. ASSISTANT TREASURER	~~19~~22
5.14. AUTHORITY AND DUTIES OF OFFICERS	~~20~~22
ARTICLE VI INDEMNITY	~~20~~22
6.1. INDEMNIFICATION OF DIRECTORS AND OFFICERS	~~20~~22
6.2. INDEMNIFICATION OF OTHERS	~~20~~22
6.3. INSURANCE	~~20~~23
6.4. ADVANCEMENT	~~20~~23
ARTICLE VII RECORDS AND REPORTS	~~21~~23
7.1. MAINTENANCE AND INSPECTION OF RECORDS	~~21~~23
7.2. INSPECTION BY DIRECTORS	~~21~~24
7.3. ANNUAL STATEMENT TO STOCKHOLDERS	~~21~~24
7.4. REPRESENTATION OF SHARES OF OTHER CORPORATIONS	~~21~~24
ARTICLE VIII GENERAL MATTERS	~~22~~24
8.1. CHECKS	~~22~~24
8.2. EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	~~22~~24
8.3. STOCK CERTIFICATES; PARTLY PAID SHARES	~~22~~24
8.4. SPECIAL DESIGNATION ON CERTIFICATES	~~22~~25
8.5. LOST CERTIFICATES	~~23~~25
8.6. CONSTRUCTION; DEFINITIONS	~~23~~25
8.7. DIVIDENDS	~~23~~25
8.8. FISCAL YEAR	~~23~~26
8.9. SEAL	~~23~~26
8.10. TRANSFER OF STOCK	~~23~~26
8.11. STOCK TRANSFER AGREEMENTS	~~24~~26
8.12. REGISTERED STOCKHOLDERS	~~24~~26
8.13. SEVERABILITY	~~24~~26
ARTICLE IX AMENDMENTS	~~24~~26
ARTICLE X DISSOLUTION	~~24~~27
ARTICLE XI CUSTODIAN	~~25~~27
11.1. APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES	~~25~~27
11.2. DUTIES OF CUSTODIAN	~~25~~27
ARTICLE XII EXCLUSIVE FORUM FOR ADJUDICATION OF DISPUTES	~~25~~28
12.1. FORUM FOR ADJUDICATION OF DISPUTES	~~25~~28

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BYLAWS

OF

ILLUMINA, INC.

ARTICLE I

CORPORATE OFFICES

1.1. REGISTERED OFFICE

The registered office of the corporation shall be 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is Corporation Trust Company.

1.2. OTHER OFFICES

The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1. PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. The board of directors may, in its sole discretion, determine that the meeting shall not be held at any place but may instead be held by means of remote communication as authorized by Section 211 of the ~~Delaware~~ General Corporation Law of the State of Delaware, as amended (the “DGCL”). In the absence of any such designation, stockholders’ meetings shall be held at the registered office of the corporation.

2.2. ANNUAL MEETING

The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the Second Tuesday of May in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected and any other proper business may be transacted.

2.3. SPECIAL MEETING

A special meeting of the stockholders ~~may be called, at any time~~, for any purpose or purposes, ~~by the board of directors~~unless otherwise required by law, may be called only as set forth in Article XI of the certificate of incorporation and these bylaws.

In order for a stockholder requested special meeting under Article XI of the certificate of incorporation and these bylaws (a “Stockholder Requested Special Meeting”) to be called, one or more written requests for a special meeting (each, a “Stockholder Special Meeting Request,” and collectively, the “Stockholder Special Meeting Requests”) must be signed by the Requisite Special Meeting Percent (as such term is defined in the certificate of incorporation) of record holders (or their duly authorized agent(s)) and must be delivered to the secretary of the corporation. The Stockholder Special Meeting Request(s) shall be delivered

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to the secretary of the corporation at the principal executive offices of the corporation by registered mail, return receipt requested. To be validly made in accordance with these bylaws, a Stockholder Special Meeting Request must:

(a)	set forth a statement of the specific purpose(s) of the meeting and the matters proposed to be acted on at it;

(b)

as to each purpose for which the meeting is to be called, set forth (A) a reasonably brief description of such purpose, (B) a reasonably brief description of the specific proposal to be made or business to be conducted at the special meeting in connection with such purpose, (C) the text of any proposal or business to be considered at the special meeting in connection with such purpose (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend these bylaws, the language of the proposed amendment), (D) the reasons for calling a special meeting of the stockholders for such purpose, and (E) a reasonably brief description of any material interest of each requesting party (as defined in the certificate of incorporation) in any proposal or business to be considered at the special meeting in connection with such purpose;

(c)	bear the date of signature of each record holder (or duly authorized agent) signing the Stockholder Special Meeting Request;

(d)

set forth (A) the name and address, as they appear in the corporation’s stock ledger, of each such record holder (or on whose behalf the Stockholder Special Meeting Request is signed) and (B) the class, if applicable, and the number of shares of common stock of the corporation that are owned of record and beneficially by each such stockholder;

(e)

include documentary evidence (A) of each such stockholder’s record and beneficial ownership of such stock and (B) that the ownership of common stock of the corporation by the requesting party(ies) satisfies the Requisite Special Meeting Percent;

(f)

include (A) an acknowledgment of the requesting party(ies) that any disposition by such stockholder(s) after the delivery to the corporation of the Stockholder Special Meeting Request of any shares of common stock of the corporation shall be deemed a revocation of the Stockholder Special Meeting Request with respect to such shares and that such shares will no longer be included in determining whether the Requisite Special Meeting Percent has been satisfied and (B) a commitment by such stockholder(s) to continue to satisfy the Requisite Special Meeting Percent through the date of the Stockholder Requested Special Meeting and to notify the corporation upon any disposition of any shares of the corporation’s common stock;

(g)

set forth a representation that each record holder or beneficial owner requesting the special meeting, or one or more representatives of each such record holder or beneficial owner, intends to appear in person at the special meeting to present the business bought before the special meeting;

(h)

set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(i)	contain the information required by the third full paragraph of Section 2.15 of these bylaws, to the extent not already provided as required by this Section 2.3.

Each requesting party is required to supplement and update the information required by the foregoing clauses (a) through (i), as necessary, so that such information shall be true and correct as of the fifth (5th) business day prior to the Stockholder Requested Special Meeting.

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In determining whether a special meeting of the stockholders has been validly requested by stockholders satisfying, in the aggregate, the Requisite Special Meeting Percent, multiple Stockholder Special Meeting Requests delivered to the secretary of the corporation will be considered together only if each such Stockholder Special Meeting Request (x) identifies substantially the same purpose(s) of or business intended to be brought before the special meeting of the stockholders of the corporation and substantially the same reasons for conducting such business at the special meeting, as determined by the board of directors, and (y) has been dated and delivered to the secretary of the corporation within sixty (60) days of the earliest dated Stockholder Special Meeting Request relating to such business.

Any requesting party may revoke its special meeting request at any time by written revocation delivered to the secretary of the corporation at the principal executive offices of the corporation by registered mail, return receipt requested, and if, following such revocation or any time after the delivery of a valid Stockholder Special Meeting Request, there are unrevoked requests from stockholders holding in the aggregate less than the Requisite Special Meeting Percent, the board of directors, in its discretion, may cancel the special meeting. The requesting party(ies) shall certify in writing to the secretary of the corporation on the fifth (5th) business day prior to the Stockholder Requested Special Meeting as to whether such stockholder(s) continue to satisfy the Requisite Special Meeting Percent.

Notwithstanding the foregoing, the secretary of the corporation shall not be required to call a Stockholder Requested Special Meeting if:

(a)

the board of directors calls an annual or special meeting of the stockholders to be held not later than 60 days after the date on which a valid Stockholder Special Meeting Request has been delivered to the secretary of the corporation (the “Delivery Date”) relating to an identical or substantially similar item (a “Similar Item”) (as determined by the board of directors) to the item identified in the Stockholder Special Meeting Request(s); or

(b)

the Stockholder Special Meeting Request(s) (A) is received by the secretary of the corporation during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; (B) contains a Similar Item to an item that was presented at any meeting of stockholders held within one hundred and twenty (120) days prior to the Delivery Date; (C) relates to an item of business that is not a proper subject for stockholder action under applicable law; (D) was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law; or (E) does not comply with the provisions of this Section 2.3.

Any special meeting shall be held at such date, time and place, if any, as may be fixed by the board of directors in accordance with these bylaws and the DGCL. In the case of a Stockholder Requested Special Meeting, such meeting shall be held at such date, time and place, if any, as may be fixed by the board of directors, on condition that the date of any Stockholder Requested Special Meeting shall be not more than one hundred and twenty (120) days after the Delivery Date. In fixing a date, time and place, if any, for any Stockholder Requested Special Meeting, the board of directors may consider such factors as it deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for meeting and any plan of the board of directors to call an annual meeting or a special meeting. The board of directors may postpone or reschedule any special meeting of the stockholders. Nothing herein shall be construed (i) to give any stockholder a right to fix the date, time, or place, if any, of, or to fix any record date for, any special meeting of the stockholders of the corporation or (ii) as limiting, fixing or affecting the time when a special meeting of the stockholders called by action of the board of directors may be held.

Only such business shall be conducted at a special meeting of the stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Business transacted at any Stockholder Requested Special Meeting shall be limited to the business stated in the Stockholder Special Meeting Request(s), except that nothing herein shall prohibit the board of directors from submitting matters,

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whether or not described in the Stockholder Special Meeting Request(s), to the stockholders at any Stockholder Requested Special Meeting. Notwithstanding the provisions of this Section 2.3 of these bylaws, unless otherwise required by law, if the stockholders (or qualified representatives of the stockholders) who submitted Stockholder Special Meeting Requests do not appear at the Stockholder Requested Special Meeting for the presentation of the matters that were specified in the Stockholder Special Meeting Request, the corporation need not present such matters for a vote at such meeting. Nothing herein will limit the power of the board of directors or chairperson appointed for any special meeting in respect of the conduct of any such meeting.

2.4. NOTICE OF STOCKHOLDERS’ MEETINGS

All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Business transacted at a special meeting of the stockholders shall be confined to the purpose or purposes of the meeting specified in the notice of meeting (or supplement or amendment thereto) given by or at the direction of the board of directors. Stockholders may not make nominations for directors ~~or bring any business~~ before a special meeting of the stockholders.

2.5. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.6. QUORUM

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7. ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.8. VOTING; PARTICIPATION

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section ~~2.11~~2.12 of these bylaws, subject to the provisions of Sections 217 and 218 of the ~~General Corporation Law of Delaware~~DGCL (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

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If authorized by the board of directors, and subject to such guidelines and procedures as the board of directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present in person and vote at the meeting, whether such meeting is to be held at a designated place or solely by means of remote communication; provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

2.9. WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the ~~General Corporation Law of Delaware~~DGCL or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

2.10. RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

If the board of directors does not so fix a record date:

(a)

The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b)

The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed.

(c)	The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

2.11. PROXIES

Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action may authorize another person or persons to act for him by a written proxy, signed by the

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stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(~~c~~e) of the ~~General Corporation Law of Delaware~~DGCL.

2.12. LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of a corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.13. NOMINATIONS FOR DIRECTORS

Nominations of persons for election to the board of directors of the corporation may be made only (i) by the board of directors at any meeting of stockholders and (ii) at an annual meeting of stockholders, by any stockholder of the corporation who is entitled to vote for the election of directors and who has complied with the procedures established by this Section 2.13. For a nomination to be properly brought before an annual meeting by a stockholder, the stockholder intending to make the nomination or bring other business before a meeting of shareholders, as the case may be (the “Proponent”) must have given timely and proper notice thereof in writing to the secretary of the corporation, in accordance with, and containing all information and the completed questionnaire provided for in, this Section 2.13.

To be timely, a Proponent’s notice must be delivered to or mailed to the secretary of the corporation and received at the principal executive offices of the corporation prior to the close of business not less than ninety (90) nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, in the event the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the corporation not later than the close of business on the later of the 90th day prior to the date of the meeting or the 10th day following the date of Public Disclosure (defined below) of the date of the annual meeting. In no event shall any adjournment or postponement of an annual meeting of stockholders or announcement thereof commence a new time period or extend any time period for the giving of a Proponent’s notice as required by this Section 2.13.

A Proponent’s notice to the secretary shall set forth: (a) as to each person the Proponent proposes to nominate for election as a director at the annual meeting, (i) the name, age, business address, residence address and telephone number of such nominee and the name, business address and residence address of any Nominee Associated Persons (defined below), (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of stock of the corporation that are owned (beneficially and of record) by or on behalf of such nominee and by or on behalf of any Nominee Associated Person as of the date of the Proponent’s notice, (iv) a description of such nominee’s qualifications to be a director and (v) a statement as to whether such nominee would be an independent director, and the basis therefor, under the listing standards of the Nasdaq Global Market and the corporation’s Corporate Governance Guidelines and (b) as to the Proponent and any Stockholder Associated Person (defined below) on whose behalf the nomination is being made, (i) the name and address of the Proponent, and any holder of record of the Proponent’s shares of stock, as they appear on the corporation’s books, and of any Stockholder Associated Person, (ii) the class and number of

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shares of stock of the corporation that are owned (beneficially and of record) by or on behalf of the Proponent and by or on behalf of any Stockholder Associated Person as of the date of the Proponent’s notice, the date such shares were acquired and the investment intent with respect thereto, (iii) a representation and agreement that the Proponent will notify the corporation in writing of the class and number of shares of stock of the corporation that are owned (beneficially and of record) by or on behalf of the Proponent and by or on behalf of any Stockholder Associated Person as of the record date for the meeting, not later than the close of business on the third business day following the later of the record date or the date of Public Disclosure of the record date, (iv) a description of all purchases and sales of, or other transactions involving in any way, shares of stock of the corporation by or on behalf of the Proponent and by or on behalf of any Stockholder Associated Person during the ~~twenty-four~~ 24-month period prior to the date of the Proponent’s notice, including the date of the transactions, the class and number of shares and the consideration (without regard to whether such shares were or were not owned by the Proponent or any such person), (v) a description of any agreement, arrangement or understanding, including any Derivative Instrument (defined below), that has been entered into or is in effect as of the date of the Proponent’s notice, by or on behalf of the Proponent, any Stockholder Associated Person, any nominee or any Nominee Associated Person, the effect or intent of which agreement, arrangement or understanding is to mitigate loss to, manage risk or benefit of stock price changes for, or increase or decrease the voting power of, the Proponent, any Stockholder Associated Person, any nominee or any Nominee Associated Person with respect to the corporation’s securities, (vi) a representation and agreement that the Proponent will notify the corporation in writing of any such agreement, arrangement or understanding, including any Derivative Instrument, that has been entered into or is in effect as of the record date for the meeting, not later than the close of business on the third business day following the later of the record date or the date of Public Disclosure of the record date, (vii) a description of any other agreement, arrangement or understanding that has been entered into or is in effect as of the date of the Proponent’s notice, between or among the Proponent, any Stockholder Associated Person, any nominee, any Nominee Associated Person or any other person, and that relates to such nomination or such nominee’s service as a director of the corporation, (viii) a representation and agreement that the Proponent will notify the corporation in writing of any agreement, arrangement or understanding of the type described in clause (vii) above that has been entered into or is in effect as of the record date for the meeting, not later than the close of business on the third business day following the later of the record date or the date of Public Disclosure of the record date, (ix) a representation that the Proponent is the holder of record or beneficial owner of shares of stock of the corporation entitled to vote for the election of directors at the annual meeting and intends to appear in person or by proxy at the meeting to nominate any such nominee and (x) a representation as to whether the Proponent intends to deliver a proxy statement and/or form of proxy to stockholders and/or otherwise to solicit proxies from stockholders in support of such nomination.

The Proponent’s notice shall also include a completed questionnaire (in the form provided by the secretary of the corporation upon request by the Proponent) signed by such nominee with respect to information of the type required by the corporation’s questionnaires for directors and officers of the corporation in connection with the annual meeting of stockholders and various reports to the Securities and Exchange Commission. The questionnaire shall also include a representation and agreement that such nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such nominee, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been, or will not be within three business days thereafter, disclosed to the corporation or (B) any Voting Commitment that could limit or interfere with the nominee’s ability to comply, if elected as a director of the corporation, with such nominee’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the corporation that has not been, or will not be within three business days thereafter, disclosed to the corporation and (iii) in such nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, and will comply, with applicable law and all applicable corporate governance,

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code of conduct and ethics, conflict of interest, corporate opportunities, confidentiality and stock ownership and trading policies and guidelines of the corporation.

No person proposed to be nominated by a stockholder shall be eligible for election as a director of the corporation unless such person is nominated in accordance with the procedures set forth in this Section 2.13. If the Proponent intending to nominate a person for election as a director of the corporation at an annual meeting pursuant to this Section 2.13 does not give timely and proper notice thereof in writing to the secretary of the corporation, in accordance with, and containing all information and the completed questionnaire provided for in, this Section 2.13, or if the Proponent (or a qualified representative of the Proponent) does not appear at the meeting to nominate such person for election as a director of the corporation, then, in any such case, such proposed nomination shall not be made, notwithstanding the fact that proxies in respect of such nomination may have been solicited or obtained. The chairman of the meeting shall, if the facts warrant, determine that the nomination was not properly made in accordance with the provisions of this Section 2.13, and, if the chairman should so determine, he or she shall declare to the meeting that such nomination was not properly made and shall be disregarded.

For purposes of these ~~Bylaws~~bylaws:

“Derivative Instrument” means any option, warrant, convertible security, stock appreciation right, swap or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of stock of the corporation or with a value derived in whole or in part from the value of any class or series of shares of stock of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of stock of the corporation or otherwise directly or indirectly owned and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the corporation.

“Nominee Associated Person” of any nominee for election as a director means (i) any affiliate or associate (as such terms are defined for purposes of the Exchange Act) of the nominee and any other person acting in concert with any of the foregoing, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such nominee and (iii) any person controlling, controlled by or under common control with such Nominee Associated Person.

“Public Disclosure” means disclosure made in a press release reported by Dow Jones News Service, Associated Press or a comparable national news service or in a document filed by the corporation pursuant to Section 13, 14 or 15(d) of the Exchange Act.

“Stockholder Associated Person” of any stockholder means (i) any affiliate or associate (as such terms are defined for purposes of the Exchange Act) of the stockholder and any other person acting in concert with any of the foregoing, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

2.14. PROXY ACCESS FOR DIRECTOR NOMINATIONS

Whenever the board of directors solicits proxies with respect to an annual meeting of stockholders, the corporation shall include in its proxy statement the name, together with the Required Information (defined below), of any Proxy Access Nominee (defined below) identified in a timely notice that satisfies this Section 2.14, delivered by one or more stockholders who at the time the request is delivered satisfy, or are acting on behalf of persons who satisfy, the ownership and other requirements of this Section 2.14 (such stockholder or stockholders, and any person on whose behalf they are acting, the “Eligible Stockholder”), and who expressly elects at the time of providing the notice required by this Section 2.14 (the “Notice of Proxy Access Nomination”) to have its nominee included in the corporation’s proxy materials pursuant to this Section 2.14.

B-8  •  Illumina, Inc. 2022 Proxy Statement

To be timely, a Notice of Proxy Access Nomination must be delivered to the secretary of the corporation so as to be received at the principal executive offices of the corporation, in the case of an annual meeting, not later than the close of business on the 120th day, nor earlier than the close of business on the 150th day, prior to the anniversary date of the proxy statement for the immediately preceding annual meeting (the last day on which a Notice of Proxy Access Nomination may be delivered, the “Final Proxy Access Nomination Date”). In the event that the date of the regularly~~-~~ scheduled annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the Eligible Stockholder must be so delivered not earlier than the 150th day prior to such annual meeting and not later than the close of business on the later of (x) the 120th day prior to such annual meeting and (y) the 10th day following the day on which public announcement of the date of such meeting is first made to be timely. In the event that no annual meeting was held in the previous year, or in the case of a special meeting called for the purpose of electing directors, the Notice of Proxy Access Nomination must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. In no event shall any adjournment or postponement of a meeting or the public disclosure thereof commence a new time period (or extend any time period) for the giving of a Notice of Proxy Access Nomination as described above.

For purposes of this Section 2.14, “Proxy Access Nominee” shall mean a person properly nominated for director by a stockholder in accordance with this Section 2.14. The “Required Information” that the corporation will include in its proxy statement is (i) the information concerning the Proxy Access Nominee and the Eligible Stockholder that, as determined by the corporation, would be required to be disclosed in a proxy statement or other filings required to be filed pursuant to Regulation 14A (the “Proxy Rules”) under the Exchange Act and (ii) if the Eligible Stockholder so elects, a Statement (defined below).

The corporation shall not be required to include a Proxy Access Nominee in its proxy materials for any meeting of stockholders for which (i) the secretary of the corporation receives a notice that the Eligible Stockholder has nominated a person for election to the board of directors pursuant to the notice requirements set forth in Section 2.13 of these bylaws and (ii) the Eligible Stockholder does not expressly elect at the time of providing the notice to have its nominee included in the corporation’s proxy materials pursuant to this Section 2.14.

The maximum number of Proxy Access Nominees (the “Permitted Number”) that must be included in the corporation’s proxy materials pursuant to this Section 2.14 shall not exceed the greater of two directors or 20% of the number of directors currently serving on the board as of the Final Proxy Access Nomination Date, rounded down to the nearest whole number. The following persons shall be considered Proxy Access Nominees for purposes of determining when the maximum number of Proxy Access Nominees provided for in this Section 2.14 has been reached: (1) any Proxy Access Nominee that was submitted by an Eligible Stockholder for inclusion in the corporation’s proxy materials pursuant to this Section 2.14 whom the board decides to nominate as a board nominee, (2) any Stockholder nominee whose nomination is subsequently withdrawn and (3) any director who had been a Proxy Access Nominee at any of the preceding three annual meetings and whose reelection at the upcoming annual meeting is being recommended by the Board. The Permitted Number shall be reduced by the number of director candidates for which the corporation shall have received one or more valid notices that a stockholder (other than an Eligible Stockholder) intends to nominate director candidates at such annual meeting of stockholders pursuant to Section 2.13; provided, further, that in the event that one or more vacancies for any reason occurs on the board of directors at any time after the Final Proxy Access Nomination Date and before the date of the applicable annual meeting of stockholders and the board of directors resolves to reduce the size of the board of directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced.

In the event that the number of Proxy Access Nominees submitted by Eligible Stockholders pursuant to this Section 2.14 exceeds the Permitted Number, each Eligible Stockholder shall select one Proxy Access Nominee for inclusion in the corporation’s proxy materials until the maximum number is reached, going in the order of the amount (largest to smallest) of shares of the corporation’s capital stock owned by each Eligible

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Stockholder as disclosed in the written notice of the nomination submitted to the corporation. If the maximum number is not reached after each Eligible Stockholder has selected one Proxy Access Nominee, this selection process shall continue as many times as necessary, following the same order each time, until the maximum number is reached.

An Eligible Stockholder must have owned 3% or more of the corporation’s outstanding capital stock continuously for at least three years (the “Required Shares”) as of both the date the written notice of the nomination is delivered to or mailed and received by the corporation in accordance with this Section 2.14, and the record date for determining stockholders entitled to vote at the meeting. For purposes of satisfying the foregoing ownership requirement under this Section 2.14, the shares of common stock owned by one or more stockholders, or by the person or persons who own shares of the corporation’s common stock and on whose behalf any stockholder is acting, may be aggregated, provided that the number of stockholders and other persons whose ownership of shares is aggregated for such purpose shall not exceed 20. Two or more funds that are (i) under common management and investment control, (ii) under common management and funded primarily by a single employer or (iii) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940 (the “Investment Company Act”) (such funds together under each of (i), (ii) or (iii) comprising a “Qualifying Fund”) shall be treated as one owner for the purpose of determining the aggregate number of stockholders in this paragraph, and treated as one person for the purpose of determining “ownership” as defined in this Section 2.14~~,~~; provided that each fund comprising a Qualifying Fund otherwise meets the requirements set forth in this Section 2.14. With respect to any one particular annual meeting, no person may be a member of more than one group of persons constituting an Eligible Stockholder under this Section 2.14.

For purposes of this Section 2.14, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of the corporation’s capital stock as to which the stockholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (x) sold by such Eligible Stockholder or any of its affiliates in any transaction that has not been settled or closed, (y) borrowed by such Eligible Stockholder or any of its affiliates for any purposes or purchased by such Eligible Stockholder or any of its affiliates pursuant to an agreement to resell or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the corporation’s capital stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such stockholder’s or affiliates’ full right to vote or direct the voting of any such shares, and/or (2) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such stockholder or affiliate. An Eligible Stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A stockholder’s ownership of shares shall be deemed to continue during any period in which (i) the person has loaned such shares~~,~~; provided that the person has the power to recall such loaned shares on no more than five business days’ notice; or (ii) the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the person. Whether outstanding shares of the corporation’s capital stock are “owned” for these purposes shall be determined by the board of directors, which determination shall be conclusive and binding on the corporation and its stockholders. For purposes of this Section 2.14, the term “affiliate” shall have the meaning ascribed thereto in the regulations promulgated under the Exchange Act.

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The Eligible Stockholder (including each member of a group of persons that is an Eligible Stockholder hereunder) must provide, with its timely notice of nomination, the following information in writing to the secretary~~:~~ (in addition to the information required to be provided by Section 2.13):

(a)

one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within seven calendar days prior to the date the Notice of Proxy Access Nomination is delivered to or mailed and received by the corporation, the Eligible Stockholder owns, and has owned continuously for the preceding three years, the Required Shares, as well as the Eligible Stockholder’s agreement to provide: (i) within five business days after the record date for the meeting, written statements from the record holder and any intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date, and (ii) immediate notice if the Eligible Stockholder ceases to own any of the Required Shares prior to the date of the applicable annual meeting of stockholders;

(b)	documentation satisfactory to the corporation demonstrating that a group of funds treated as one stockholder for purposes of this Section 2.14 are under common management and investment control;

(c)	the written consent of each Proxy Access Nominee to be named in the proxy statement as a nominee and to serve as a director, if elected~~,~~;

(d)	a copy of the Schedule 14N that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act~~,~~;

(e)

in the case of a nomination by a group of stockholders that together is an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nomination and all matters related thereto, including withdrawal of the nomination;

(f)

representations that the Eligible Stockholder (including each member of any group of stockholders that together is an Eligible Stockholder hereunder): (i) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the corporation, and does not presently have such intent, (ii) has not nominated and will not nominate for election to the board of directors at the meeting any person other than the Proxy Access Nominee(s) being nominated pursuant to this Section 2.14, (iii) has not engaged and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Nominee or a board nominee, (iv) will not distribute to any stockholder any form of proxy for the meeting other than the form distributed by the corporation, (v) intends to continue to own the Required Shares through the date of the meeting, (vi) will provide facts, statements and other information in all communications with the corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, (vii) is not and will not become party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such Proxy Access Nominee, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (B) any Voting Commitment that could limit or interfere with such Proxy Access Nominee’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law, (viii) is not and will not become a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation~~,~~; and

(g)

an undertaking that the Eligible Stockholder agrees to (i) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the corporation’s

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stockholders or out of the information that the Eligible Stockholder provided to the corporation, (ii) indemnify and hold harmless the corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 2.14, (iii) file with the SEC all soliciting and other materials required under Rule 14a-6 under the Exchange Act and (iv) comply with all other applicable laws, rules, regulations and listing standards with respect to any solicitation in connection with the meeting. The inspector of elections shall not give effect to the Eligible Stockholder’s votes with respect to the election of directors if the Eligible Stockholder does not comply with each of the representations in clause (f) above.

The Eligible Stockholder may include with its timely notice of nomination a written statement for inclusion in the corporation’s proxy statement for the meeting, not to exceed 500 words, in support of the Proxy Access Nominee’s candidacy (the “Statement”). Notwithstanding anything to the contrary contained in this Section 2.14, the corporation may omit from its proxy materials any information or Statement that it believes would violate any applicable law, rule, regulation or listing standard.

Within the time period specified in this Section 2.14 for providing a Notice of Proxy Access Nomination, a Proxy Access Nominee must deliver to the secretary of the corporation a written representation and agreement that such Proxy Access Nominee: (i) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such Proxy Access Nominee, if elected as a director, will act or vote on any issue or question that has not been disclosed to the corporation, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with his or her candidacy for the board or his or her service or action as a director that has not been disclosed to the corporation~~,~~ and (iii) will comply with applicable law and listing standards, all of the corporation’s corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines, and any other policies and guidelines applicable to directors. At the request of the corporation, the Proxy Access Nominee must submit all completed and signed questionnaires required of the corporation’s directors and officers. The corporation may also require that any Proxy Access Nominee furnish such other information as may reasonably be required by the corporation as necessary to permit the board of directors to determine whether each Proxy Access Nominee (i) is independent under applicable law, applicable listing standards, any applicable rules or regulations of the SEC and any publicly disclosed standards used by the board in determining and disclosing the independence of the corporation’s directors (the “Applicable Independence Standards”)~~;~~, (ii) such Proxy Access Nominee has any direct or indirect relationship with the corporation other than those relationships that the board of directors or a committee of the board deems to be permitted under the corporation’s policies and procedures, including its conflict of interest policies~~,~~ and (iii) such Proxy Access Nominee is or has been subject to (A) any event specified in Item 401(f) of Regulation S-K under the Securities Act of 1933 (the “Securities Act”) or (B) any order of the type specified in Rule 506(d) of Regulation D under the Securities Act. If the board of directors determines that the Proxy Access Nominee is not independent under the applicable standards, the Proxy Access Nominee will not be eligible for inclusion in the corporation’s proxy materials. The corporation may also require any Proxy Access Nominee to furnish such other information as may reasonably be required by the corporation that the corporation reasonably believes could be material to a reasonable stockholder’s understanding of (i) the independence, or lack thereof, of such Proxy Access Nominee and (ii) the qualifications or eligibility of such Proxy Access Nominee to serve as a director of the corporation.

In the event that any information or communications provided by the Eligible Stockholder or Proxy Access Nominee to the corporation or its stockholders ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Proxy Access Nominee, as the case may be, shall promptly notify the secretary of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct.

B-12  •  Illumina, Inc. 2022 Proxy Statement

The corporation shall not be required to include, pursuant to this Section 2.14, a Proxy Access Nominee in its proxy materials (or, if the proxy statement has already been filed, to allow the nomination of a Proxy Access Nominee, notwithstanding that proxies in respect of such vote may have been received by the corporation):

(a)

for any meeting for which the secretary receives a notice that the Eligible Stockholder or any other stockholder has nominated a Proxy Access Nominee for election to the board of directors pursuant to the requirements of Section 2.13 and does not expressly elect at the time of providing the notice to have its nominee included in the corporation’s proxy materials pursuant to this Section 2.14~~,~~;

(b)

if the Eligible Stockholder who has nominated such Proxy Access Nominee has nominated for election to the board of directors at the annual meeting any person pursuant to Section 2.13, or has or is currently engaged in, or has been or is a “participant” in another person’s~~,~~ “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act, in support of the election of any individual as a director at the meeting other than its Proxy Access Nominee(s) or a board nominee~~,~~;

(c)

if the Proxy Access Nominee is or becomes a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the corporation, or is receiving or will receive any such compensation or other payment from any person or entity other than the corporation, in each case in connection with service as a director of the corporation, and such agreement, arrangement or understanding has not been disclosed to the corporation~~,~~;

(d)

if the Proxy Access Nominee is or becomes a party to any commitment or assurance to, any person or entity as to how such Proxy Access Nominee, if elected as a director, will act or vote on any issue or question, and such commitment or assurance has not been disclosed to the corporation~~,~~;

(e)	who is not independent under the Applicable Independence Standards, as determined by the board of directors~~,~~;

(f)

whose election as a member of the board of directors would cause the corporation to be in violation of these bylaws, the corporation’s certificate of incorporation, the listing standards of the principal exchange upon which the corporation’s capital stock is traded, or any applicable state or federal law, rule or regulation~~,~~;

(g)	who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914~~,~~;

(h)

whose then-current or within the preceding ten (10) years’ business or personal interests place such Proxy Access Nominee in a conflict of interest with the corporation or any of its subsidiaries that would cause such Proxy Access Nominee to violate any fiduciary duties of directors established pursuant to the ~~General Corporation Law of Delaware~~DGCL, including but not limited to, the duty of loyalty and duty of care, as determined by the board of directors;

(i)	who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years~~,~~;

(j)	who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act;

(k)

if such Proxy Access Nominee or the applicable Eligible Stockholder shall have provided information to the corporation in respect to such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading, as determined by the board of directors,; or

Illumina, Inc. 2022 Proxy Statement  •  B-13

(l)

if the Eligible Stockholder or applicable Proxy Access Nominee otherwise contravenes any of the agreements or representations made by such Eligible Stockholder or Proxy Access Nominee or fails to comply with its obligations pursuant to Section 2.13 or this Section 2.14.

Notwithstanding anything to the contrary set forth herein, the board of directors or the person presiding at the meeting shall declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the corporation, if (a) the Proxy Access Nominee(s) and/or the applicable Eligible Stockholder shall have breached its or their obligations, agreements, representations, undertakings and/or obligations under Section 2.13 or this Section 2.14, as determined by the board of directors or the person presiding at the meeting, or (b) the Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting to present any nomination pursuant to this Section 2.14.

The Eligible Stockholder (including any person who owns shares that constitute part of the Eligible Stockholder’s ownership for purposes of satisfying this Section 2.14) shall file with the SEC any solicitation or other communication with the corporation’s stockholders relating to the meeting at which the Proxy Access Nominee will be nominated, regardless of whether any such filing is required under the Proxy Rules or whether any exemption from filing is available for such solicitation or other communication under the Proxy Rules.

The board of directors (and any other person or body authorized by the board of directors) shall have exclusive power and authority to interpret this Section 2.14 and to make any and all determinations necessary or advisable to apply this Section 2.14 to any persons, facts or circumstances, including the power to determine (a) whether a person or group of persons qualifies as an Eligible Stockholder; (b) whether outstanding shares of the corporation’s capital stock are “owned” for purposes of meeting the ownership requirements of this Section 2.14; (c) whether a notice complies with the requirements of this Section 2.14; (d) whether a person satisfies the qualifications and requirements to be a Proxy Access Nominee; (e) whether inclusion of the Required Information in the corporation’s proxy statement is consistent with all applicable laws, rules, regulations and listing standards; and (f) whether any and all requirements of Section 2.13 and this Section 2.14 have been satisfied. Any such interpretation or determination adopted in good faith by the board of directors (or any other person or body authorized by the board of directors) shall be conclusive and binding on all persons, including the corporation and all record or beneficial owners of stock of the corporation.

2.15. BUSINESS AT MEETINGS OF STOCKHOLDERS

At any meeting of stockholders, only such business shall be transacted as shall have been properly brought before the meeting. To be properly brought before a meeting of stockholders, business must be (a) specified in the notice of meeting (or any supplement or amendment thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) in the case of an annual meeting of stockholders, properly brought before the meeting by a stockholder who is entitled to vote and who has complied with the procedures established by this Section 2.15. For business to be properly brought before an annual meeting by a stockholder (other than the nomination of a person for election as a director, which is governed by Section 2.13 of these ~~Bylaws~~bylaws), the Proponent (defined in Section 2.13) must have given timely and proper notice thereof in writing to the secretary of the corporation, in accordance with, and containing all information provided for, in this Section 2.15, and such business must be a proper matter for stockholder action under the ~~General Corporation Law of Delaware~~DGCL.

To be timely, a Proponent’s notice must be delivered to or mailed to the secretary of the corporation and received at the principal executive offices of the corporation prior to the close of business not less than ninety (90) nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, in the event the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the corporation not later than the close of business on the later of the 90th day prior to the date of the meeting or the 10th day following the date of

B-14  •  Illumina, Inc. 2022 Proxy Statement

Public Disclosure (defined in Section 2.13) of the date of the annual meeting. In no event shall any adjournment or postponement of an annual meeting of stockholders or announcement thereof commence a new time period or extend any time period for the giving of a Proponent’s notice as required by this Section 2.15.

A Proponent’s notice to the secretary shall set forth: (a) as to each matter the Proponent proposes to bring before the annual meeting, a description of the business desired to be brought before the annual meeting, the reasons for transacting such business at the meeting and the text of any resolutions to be proposed, and whether the Proponent has communicated with any other stockholder or beneficial owner of shares of stock of the corporation regarding such business and (b) as to the Proponent and any Stockholder Associated Person (defined in Section 2.13) on whose behalf the proposal is being made, (i) the name and address of the Proponent, and any holder of record of the Proponent’s shares of stock, as they appear on the corporation’s books, and of any Stockholder Associated Person, (ii) the class and number of shares of stock of the corporation that are owned (beneficially and of record) by or on behalf of the Proponent and by or on behalf of any Stockholder Associated Person as of the date of the Proponent’s notice, the date such shares were acquired and the investment intent with respect thereto, (iii) a representation and agreement that the Proponent will notify the corporation in writing of the class and number of shares of stock of the corporation that are owned (beneficially and of record) by or on behalf of the Proponent and by or on behalf of any Stockholder Associated Person as of the record date for the meeting, not later than the close of business on the third business day following the later of the record date or the date of Public Disclosure of the record date, (iv) a description of all purchases and sales of, or other transactions involving in any way, shares of stock of the corporation by or on behalf of the Proponent and by or on behalf of any Stockholder Associated Person during the ~~twenty-four~~ 24-month period prior to the date of the Proponent’s notice, including the date of the transactions, the class and number of shares and the consideration (without regard to whether such shares involved were or were not owned by the Proponent or any such person), (v) a description of any agreement, arrangement or understanding, including any Derivative Instrument (defined in Section 2.13), that has been entered into or is in effect as of the date of the Proponent’s notice, by or on behalf of the Proponent or any Stockholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of stock price changes for, or increase or decrease the voting power of, the Proponent or any Stockholder Associated Person with respect to the corporation’s securities, (vi) a representation and agreement that the Proponent will notify the corporation in writing of any such agreement, arrangement or understanding, including any Derivative Instrument, that has been entered into or is in effect as of the record date for the meeting, not later than the close of business on the third business day following the later of the record date or the date of Public Disclosure of the record date, (vii) any material interest of the Proponent or any Stockholder Associated Person in such business, (viii) a description of any other agreement, arrangement or understanding that has been entered into or is in effect as of the date of the Proponent’s notice, between or among the Proponent, any Stockholder Associated Person or any other person, and that relates to such business, (ix) a representation and agreement that the Proponent will notify the corporation in writing of any agreement, arrangement or understanding of the type described in clause (viii) above that has been entered into or is in effect as of the record date for the meeting, not later than the close of business on the third business day following the later of the record date or the date of Public Disclosure of the record date, (x) a representation that the Proponent is the holder of record or beneficial owner of shares of stock of the corporation entitled to vote for the election of directors at the annual meeting and intends to appear in person or by proxy at the meeting to propose such business and (xi) a representation as to whether the Proponent intends to deliver a proxy statement and/or form of proxy to stockholders and/or otherwise to solicit proxies from stockholders in support of such proposal.

No business proposed by a stockholder shall be transacted at an annual meeting of stockholders except in accordance with the procedures set forth in this Section 2.15. If the Proponent intending to propose business at an annual meeting pursuant to this Section 2.15 does not give timely and proper notice thereof in writing to the secretary of the corporation, in accordance with, and containing all information provided for in, this Section 2.15, or if the Proponent (or a qualified representative of the Proponent) does not appear at the meeting to present the proposed business, then, in any such case, such business shall not be transacted,

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notwithstanding the fact that proxies in respect of such business may have been solicited or obtained. The chairman of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with the provisions of this Section 2.15, and, if the chairman should so determine, he or she shall declare to the meeting that such business was not properly brought before the meeting and shall not be transacted.

The requirements of this Section 2.15 shall apply to any business to be brought before an annual meeting of stockholders by a stockholder (other than the nomination by a stockholder of a person for election as a director, which is governed by Section 2.13 of these ~~Bylaws~~bylaws) without regard to whether such business also is intended to be included in the corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act or whether such business is presented to stockholders by means of a proxy solicitation by any person other than by or on behalf of the board of directors.

ARTICLE III

DIRECTORS

3.1. POWERS

Subject to the provisions of the ~~General Corporation Law of Delaware~~DGCL and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2. NUMBER OF DIRECTORS; ELECTION; AND TERM OF OFFICE OF DIRECTORS

The board of directors shall consist of such number of directors determined from time to time by resolution of the board of directors. The number of directors may be changed by resolution of the board of directors, by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation. The term of each director so elected shall be set forth in the certificate of incorporation.

No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

Each director, including a director elected to fill a vacancy, shall hold office until such director’s term expires and until such director’s successor shall be elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.

3.3. QUALIFICATION OF DIRECTORS

Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed.

3.4. RESIGNATION AND VACANCIES

Any director may resign at any time upon written notice to the corporation.

Unless otherwise provided in the certificate of incorporation or these bylaws:

(a)

Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. So long as directors are divided into classes, such directors or director shall have the authority to appoint any newly appointed director to serve as a member of a particular class of directors.

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(b)

Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Directors appointed to fill a vacancy of such class or classes or series will be appointed to serve, so long as the directors are divided into classes, in the same class of directors as the director he or she is being appointed to replace.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of the stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the ~~General Corporation Law of Delaware~~DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section ~~211~~223 of the ~~General Corporation Law of Delaware~~DGCL as far as applicable.

3.5. PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6. FIRST MEETINGS

The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

3.7. REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

3.8. SPECIAL MEETINGS; NOTICE

Special meetings of the board may be called by the chairman of the board, or the chief executive officer, on three days’ notice to each director if provided either by mail or overnight courier, or on 24 hours’ notice if provided either personally, by telephone, or email; special meetings shall be called by the chief

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executive officer or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director, in which case special meetings shall be called by the chief executive officer or secretary in like manner and on like notice on the written request of the sole director.

3.9. QUORUM

At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.10. WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the ~~General Corporation Law of Delaware~~DGCL or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

3.11. ADJOURNED MEETING; NOTICE

If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.12. BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.

3.13. FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

3.14. APPROVAL OF LOANS TO OFFICERS

The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this ~~section~~Section 3.14 shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

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3.15. REMOVAL OF DIRECTORS

Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

3.16. MAJORITY VOTING

Each director shall be elected by the vote of the majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee, with “abstentions” and “broker non- votes” not counted as votes cast either “for” or “against” such director’s election) at any meeting for the election of directors at which a quorum is present~~,~~; provided, that in a contested election (meaning that the number of persons properly nominated to serve as directors exceeds the number of directors to be elected), the directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at such meeting and entitled to vote on the election of directors and recommended for adoption by the board of directors.

ARTICLE IV

COMMITTEES

4.1. COMMITTEES OF DIRECTORS

The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she, or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the ~~General Corporation Law of Delaware~~DGCL, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the ~~General Corporation Law of Delaware~~DGCL, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the ~~General Corporation Law of Delaware~~DGCL.

4.2. COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

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4.3. MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III ~~of these bylaws, Section~~, Sections 3.5 ~~(place of meetings and meetings by telephone), Section~~, 3.7 ~~(regular meetings), Section~~, 3.8 ~~(special meetings and notice), Section~~, 3.9 ~~(quorum), Section~~, 3.10 ~~(waiver of notice)~~, ~~Section~~ 3.11 ~~(adjournment and notice of adjournment)~~, and ~~Section~~ 3.12 ~~(action without a meeting)~~of these bylaws, with such changes in the context of those bylaws as are necessary to substitute the committee and its members (including its chairman) for the board of directors and its members (including its chairman); provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V

OFFICERS

5.1. OFFICERS

The officers of the corporation shall be a chief executive officer, a president, one or more vice presidents, a secretary, and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more assistant vice presidents, assistant secretaries, assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

5.2. ELECTION OF OFFICERS

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

5.3. SUBORDINATE OFFICERS

The board of directors may appoint, or empower the chief executive officer to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4. REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5. VACANCIES IN OFFICES

Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

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5.6. CHAIRMAN OF THE BOARD

The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no chief executive officer or president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

5.7. CHIEF EXECUTIVE OFFICER

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer shall, subject to the control of the board of directors, shall be responsible for corporate policy and strategy and general supervision, direction, and control of the business. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

5.8. PRESIDENT

The president shall be the chief operating officer of the corporation, with general responsibility for the management and control of the operations of the corporation. The president shall, when requested, counsel with and advise the other officers of the corporation and shall perform such other duties as such officer may agree with the chief executive officer or as the board of directors may from time to time determine.

5.9. VICE PRESIDENT

Each vice president shall have such powers and perform such duties as may be assigned to him or her from time to time by the chairman of the board, the chief executive officer, or the president.

5.10. SECRETARY

The secretary shall keep or cause to be kept, at the principal executive ~~office~~offices of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive ~~office~~offices of the corporation or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

5.11. TREASURER

The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

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The treasurer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the chief executive officer and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

5.12. ASSISTANT SECRETARY

The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

5.13. ASSISTANT TREASURER

The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

5.14. AUTHORITY AND DUTIES OF OFFICERS

In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.

ARTICLE VI

INDEMNITY

6.1. INDEMNIFICATION OF DIRECTORS AND OFFICERS

The corporation shall, to the maximum extent and in the manner permitted by the ~~General Corporation Law of Delaware~~DGCL, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1, a “director” or “officer” of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.2. INDEMNIFICATION OF OTHERS

The corporation shall have the power, to the extent and in the manner permitted by the ~~General Corporation Law of Delaware~~DGCL, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an “employee” or “agent” of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation,

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partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3. INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of the ~~General Corporation Law of Delaware~~DGCL.

6.4. ADVANCEMENT

The right to indemnification conferred in the certificate of incorporation and these bylaws shall include the right to be paid by the corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (an “Advancement of Expenses”); provided, however, that an Advancement of Expenses incurred by or on behalf of an indemnitee shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section 6.4 or otherwise.

ARTICLE VII

RECORDS AND REPORTS

7.1. MAINTENANCE AND INSPECTION OF RECORDS

The corporation shall, either at its principal executive ~~office~~offices or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

The officer who has charge of the stock ledger of a corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

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7.2. INSPECTION BY DIRECTORS

Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court of Chancery may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court of Chancery may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court of Chancery may deem just and proper.

7.3. ANNUAL STATEMENT TO STOCKHOLDERS

The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

7.4. REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairman of the board, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the chief executive officer or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

ARTICLE VIII

GENERAL MATTERS

8.1. CHECKS

From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.2. EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.3. STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of a corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the

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chairman or vice-chairman of the board of directors, or the chief executive officer, president, or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.4. SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the ~~General Corporation Law of Delaware~~DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.5. LOST CERTIFICATES

Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

8.6. CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the ~~Delaware General Corporation Law~~DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

8.7. DIVIDENDS

The directors of the corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the ~~General Corporation Law of Delaware~~DGCL. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock.

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The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

8.8. FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

8.9. SEAL

The seal of the corporation shall be such as from time to time may be approved by the board of directors.

8.10. TRANSFER OF STOCK

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

8.11. STOCK TRANSFER AGREEMENTS

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the ~~General Corporation Law of Delaware~~DGCL.

8.12. REGISTERED STOCKHOLDERS

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

8.13. SEVERABILITY

If any provision of these bylaws (or any portion, including words or phrases, thereof) or the application of any provision (or any portion, including words or phrases, thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect under applicable law by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances, which unaffected provisions (or portions thereof) shall remain valid, legal and enforceable to the fullest extent permitted by law.

ARTICLE IX

AMENDMENTS

The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

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ARTICLE X

DISSOLUTION

If it should be deemed advisable in the judgment of the board of directors of the corporation that the corporation should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

At the meeting, a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of Section 275 of the ~~General Corporation Law of Delaware~~DGCL and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed, and shall become effective in accordance with Section 103 of the ~~General Corporation Law of Delaware~~DGCL. Upon such certificate’s becoming effective in accordance with Section 103 of the ~~General Corporation Law of Delaware~~DGCL, the corporation shall be dissolved.

Whenever all the stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of directors or stockholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 of the ~~General Corporation Law of Delaware~~DGCL. Upon such consent’s becoming effective in accordance with Section 103 of the ~~General Corporation Law of Delaware~~DGCL, the corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the secretary or some other officer of the corporation stating that the consent has been signed by or on behalf of all the stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the secretary or some other officer of the corporation setting forth the names and residences of the directors and officers of the corporation.

ARTICLE XI

CUSTODIAN

11.1. APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES

The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

(a)

at any meeting held for the election of directors, the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or

(b)

the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or

(c)	the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

11.2. DUTIES OF CUSTODIAN

The custodian shall have all the powers and title of a receiver appointed under Section 291 of the ~~General Corporation Law of Delaware~~DGCL, but the authority of the custodian shall be to continue the business

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of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the ~~General Corporation Law of Delaware~~DGCL.

ARTICLE XII

EXCLUSIVE FORUM FOR ADJUDICATION OF DISPUTES

12.1. FORUM FOR ADJUDICATION OF DISPUTES

Unless the board of directors of the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware, or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation; (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the corporation to the corporation or the corporation’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the ~~Delaware General Corporation Law~~DGCL, the certificate of incorporation ~~of the corporation~~ or these bylaws (as any such may be amended from time to time); or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said court having personal jurisdiction over the indispensable parties named as defendants therein.

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